                                                                     EXHIBIT 4.2

                                                                  Execution Copy



================================================================================


                           TRUST INDENTURE, MORTGAGE,
                 ASSIGNMENT OF CHARTER, AND SECURITY AGREEMENT

                                    between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                             not in its individual
                              capacity, except to
                              the extent expressly
                               set forth herein,
                          but solely as Owner Trustee,

                                      and

                      STATE STREET BANK AND TRUST COMPANY,
                             not in its individual
                              capacity, except to
                              the extent expressly
                               set forth herein,
                        but solely as Indenture Trustee


                         Dated as of September 30, 1997

           Leveraged Lease for One New, Double-Hulled Product Tanker


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.01.  Definitions.................................................   5

                                   ARTICLE II

                               THE SECURED NOTES


SECTION 2.01.  Secured Notes.............................................     5
SECTION 2.02.  Payment from Indenture Estate Only........................     7
SECTION 2.03.  Method of Payment.........................................     7
SECTION 2.04.  Note Register.............................................     8
SECTION 2.05.  Registered Owners.........................................     8
SECTION 2.06.  Transfer, Exchange and Replacement of Notes...............     9
SECTION 2.07.  New Notes, Payment of Expenses............................    10
SECTION 2.08.  Additional Notes..........................................    10
SECTION 2.09.  Termination of Interest in Indenture Estate...............    14
SECTION 2.10.  Equally and Ratably Secured...............................    14
SECTION 2.11.  Execution and Delivery of Secured Note upon Original
               Issuance...................................................   14

                                  ARTICLE III

                            REDEMPTION AND REFUNDING


SECTION 3.01.  Generally.................................................    14
SECTION 3.02.  Mandatory Redemption......................................    15
SECTION 3.03.  [Intentionally Omitted]...................................    15
SECTION 3.04.  Assumption of Obligations of the Owner Trustee by the
               Charterer.................................................    15
SECTION 3.05.  Optional Redemption Refunding.............................    18
SECTION 3.06.  Owner Trustee's and Owner Participant's Option to Redeem or
               Purchase Secured Notes....................................    18
SECTION 3.07.  Deposited Redemption or Purchase Moneys...................    20
SECTION 3.08.  Acquisition of Secured Notes..............................    20
SECTION 3.09.  Condition to Redemption and Refunding.....................    20
SECTION 3.10.  Notice of Certain Redemptions.............................    20

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE INDENTURE ESTATE


SECTION 4.01.  Base Charter Hire Distribution...............................  21
SECTION 4.02.  Certain Distributions........................................  22
SECTION 4.03.  Distribution After Indenture Event of Default................  23
SECTION 4.04.  Application of Payments on Secured Notes.....................  25
SECTION 4.05.  Applications of Payments According to Applicable Operative
               Document Provisions..........................................  25
SECTION 4.06.  Amounts Received for Which No Provision Is Made..............  26
SECTION 4.07.  Payment Procedures...........................................  27
SECTION 4.08.  Application of Payments Under Guaranty.......................  27

                                   ARTICLE V

                COVENANTS OF OWNER TRUSTEE; CERTAIN AGREEMENTS;
           INDENTURE EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE


SECTION 5.01.  Covenants of Owner Trustee; Certain Agreements...............  27
SECTION 5.02.  Indenture Events of Default..................................  29
SECTION 5.03.  Certain Rights...............................................  31
SECTION 5.04.  Remedies.....................................................  33
SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate............  35
SECTION 5.06.  Remedies Cumulative..........................................  39
SECTION 5.07.  Discontinuance of Proceedings................................  39
SECTION 5.08.  Waiver of Past Defaults......................................  39
SECTION 5.09.  No Action Contrary to Charterer's Rights Under the Charter...  40
SECTION 5.10.  Rights of Holders of Secured Notes...........................  40
SECTION 5.11.  Limitation on Suits by Holders...............................  40

                                   ARTICLE VI

                        DUTIES OF THE INDENTURE TRUSTEE

SECTION 6.01.  Certain Actions..............................................  41
SECTION 6.02.  Action upon Instructions.....................................  41
SECTION 6.03.  Release of Lien of Indenture.................................  42
SECTION 6.04.  Indemnification..............................................  43

SECTION 6.05.  No Implied Duties...........................................   44
SECTION 6.06.  Duties to Remove Certain Liens..............................   44
SECTION 6.07.  No Action Except Under Operative Documents or Instructions..   44
SECTION 6.08.  Certain Rights of the Owner Trustee and the Owner Participant  44
SECTION 6.09.  Filing of Financing and Continuation Statements.............   45
SECTION 6.10.  Publishing of Notices.......................................   45
SECTION 6.11.  Taxes; Withholding; Information Reporting...................   46

                                  ARTICLE VII

                  THE INDENTURE TRUSTEE AND THE OWNER TRUSTEE

SECTION 7.01.  Acceptance of Trusts and Duties.............................   46
SECTION 7.02.  Absence of Duties Except as Specified.......................   47
SECTION 7.03.  No Representations or Warranties............................   47
SECTION 7.04.  No Segregation of Moneys; No Interest; Investments..........   47
SECTION 7.05.  Reliance; Agents; Advice of Counsel.........................   48
SECTION 7.06.  No Compensation from Holders or Indenture Estate............   49
SECTION 7.07.  Right of the Indenture Trustee to Perform Covenants, Etc....   49
SECTION 7.08.  Moneys for Payments in Respect of Notes to be Held in Trust.   49
SECTION 7.09.  Disposition of Moneys Held for Payments of Notes............   50

                                  ARTICLE VIII

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

SECTION 8.01.  Notice of Successor Owner Trustees..........................  50
SECTION 8.02.  Resignation of Indenture Trustee; Appointment of Successor..  50
SECTION 8.03.  Co-Trustees and Separate Trustees...........................  52

                                   ARTICLE IX

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                         INDENTURE AND OTHER DOCUMENTS


SECTION 9.01.  Indenture Supplements Without Consent of Holders............  54
SECTION 9.02.  Supplements and Amendments to Indenture With Consent of
               Holders of Notes............................................  55
SECTION 9.03.  Execution of Indenture Supplement, Amendments, Etc..........  60
SECTION 9.04.  Effect of Indenture Supplement..............................  61

SECTION 9.05.  Reference in Secured Notes to Indenture Supplements.........  61
SECTION 9.06.  Notices of Indenture Supplements and Amendments, Etc........  61
SECTION 9.07.  Charterer's Rights..........................................  61

                                   ARTICLE X

                                 MISCELLANEOUS

SECTION 10.01.  Termination of Indenture...................................  62
SECTION 10.02.  No Legal Title to Indenture Estate in Holders..............  63
SECTION 10.03.  Power of Attorney..........................................  63
SECTION 10.04.  Regarding the Owner Trustee................................  64
SECTION 10.05.  Notices....................................................  65
SECTION 10.06.  Severability of Provisions.................................  65
SECTION 10.07.  No Oral Modification or Continuing Waivers.................  65
SECTION 10.08.  Successors and Assigns.....................................  66
SECTION 10.09.  Headings; Table of Contents................................  66
SECTION 10.10.  Normal Commercial Relations................................  66
SECTION 10.11.  Governing Law..............................................  66
SECTION 10.12.  Execution..................................................  66
SECTION 10.13.  Security Agreement.........................................  66
SECTION 10.14.  Benefits of Indenture......................................  66


Appendix A                   Definitions

Schedule 1                   Description of Vessel

Exhibit A                    Form of Secured Note
Exhibit B                    Maturity Dates, etc.
Exhibit C                    Relevant Amendment
Exhibit D                    Form of Indenture Supplement
Exhibit E                    Form of Relevant Date Supplement
Exhibit F                    Form of Ship Mortgage

               TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF CHARTER,
                             AND SECURITY AGREEMENT
           --------------------------------------------------------


     This TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF CHARTER, AND SECURITY AGREEMENT, dated as of September 30, 1997, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee") (capitalized terms used herein having the
                -------------
respective meanings ascribed to them in Section 1.01) and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee (the

"Indenture Trustee"):
------------------

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Owner Participant and the Owner Trustee have heretofore entered into the Trust Agreement, whereby, among other things, the Owner Trustee in its capacity as Owner Trustee thereunder has declared a certain trust for the use and benefit of the Owner Participant, subject, however, to the Lien of this Indenture, and the Owner Trustee has been authorized and directed to execute and deliver this Indenture;

     WHEREAS, the Owner Trustee desires by this Indenture to provide, among other things (i) for the issuance by the Owner Trustee to the Pass Through Trustee of the Series 1997-B Secured Note specified in Exhibit B hereto, upon payment by the Pass Through Trustee of the principal amount of such Series 1997-B Secured Note, and (ii) for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of all of the right, title and interest of the Owner Trustee, other than Excepted Payments, in, to and under, as the case may be, the Vessel (by virtue of the grant hereunder and the grant under the Ship Mortgage), the Charter, the Parent Guaranty, and all payments and other amounts received hereunder and thereunder, other than Excepted Payments, in accordance with the terms hereof and thereof, as security for, among other things, the Owner Trustee's obligations to the Indenture Trustee, the Loan Participant and other Holders from time to time and for the benefit and security of the Loan Participant and such Holders;

     WHEREAS, all things have been done to make the Secured Notes, when executed by the Owner Trustee and authenticated, issued and delivered hereunder, the legal, valid, binding and enforceable obligations of the Owner Trustee in accordance with their terms; and

     WHEREAS, all things necessary to make this Indenture the legal, valid, binding and enforceable obligation of the Owner Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened, and the Indenture

Trustee has duly accepted the trust created hereby and as evidenced thereof has joined in the execution hereof;

     NOW, THEREFORE, THIS TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF CHARTER AND SECURITY AGREEMENT, WITNESSETH, that, to secure (i) the prompt payment when and as due and payable of the principal of, Make-Whole Amount, if any, and interest on all the Secured Notes from time to time Outstanding hereunder and of all other amounts payable to the Holders (whether as Holders or Loan Participants) hereunder, under the Secured Notes and under the other Operative Documents (other than the Tax Indemnity Agreement), (ii) the performance and observance by the Owner Trustee of all the provisions, covenants and agreements for the benefit of the Indenture Trustee or the Holders herein, in the Participation Agreement, in the Secured Notes and in the other Operative Documents (other than the Tax Indemnity Agreement), and (iii) the performance and observance by the Owner Participant of its covenants and agreements contained in the Operative Documents (other than the Tax Indemnity Agreement) (the obligations described in the above clauses (i), (ii) and (iii) collectively, the "Indenture
                                                         ---------
Indebtedness"), and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained and of the acceptance of the Secured Notes by the Holders thereof:

                                GRANTING CLAUSE
                                ---------------

     The Owner Trustee, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment and performance of the Indenture Indebtedness, hereby presently irrevocably grants, conveys, mortgages, hypothecates, and pledges unto the Indenture Trustee and creates, to and for the benefit of the Indenture Trustee a security interest in and mortgage lien on, and assigns by way of security, all of the right, title and interest of the Owner Trustee in and to the following property, rights and privileges, other than Excepted Payments, now owned or in the future acquired by the Owner Trustee or in which the Owner Trustee now has or may in the future acquire any estate, right, title or interest (which collectively, together with all of the Indenture Trustee's right, title and interest in and to the Vessel described in the Ship Mortgage, by virtue of the grant of the Ship Mortgage, including all property subjected to the Lien of this Indenture, the Ship Mortgage or any security interest or mortgage supplemental hereto or thereto, but excluding Excepted Payments, shall constitute the "Indenture Estate"), to
                                                       ----------------
wit:

          (a) all right, title and interest of the Owner Trustee in the Vessel (as described in Schedule 1 hereto), including, without limitation, any appurtenance thereto and any Modification to the Vessel which, pursuant to the terms of the Charter, are the property of the Owner Trustee;

          (b) the Bill of Sale and the Conveyancing Instrument, and all rights, powers and remedies of the Owner Trustee pursuant thereto, whether arising thereunder or by statute, at law, in equity or otherwise;

          (c) the Charter, including, without limitation, (i) all amounts of hire, rent, income, insurance proceeds and requisition, indemnity or other payments of any kind for or with respect to the Vessel, (ii) all rights of the Owner Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Charter, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Owner Trustee pursuant to the Charter, whether arising thereunder or by statute, at law, in equity or otherwise, including, without limitation, the right to possession of the Vessel;

          (d) the Parent Guaranty, including without limitation, (i) all amounts payable thereunder, (ii) all rights of the Owner Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Parent Guaranty, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Owner Trustee pursuant to the Parent Guaranty, whether arising thereunder or by statute, at law, in equity or otherwise;

          (e) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee pursuant to any term of any Operative Document, and held or required to be held by the Indenture Trustee hereunder;

          (f) to the extent assignable, any and all permits, certificates, approvals and authorizations, however characterized, issued or in any way furnished to the Owner Trustee in connection with the Vessel, whether necessary or not for the operation and use of the Vessel;

          (g) all the tolls, rents, issues, profits, products, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture, including all payments or proceeds payable to the Owner Trustee upon or after termination of the Charter as the result of the sale, lease or other disposition of the Vessel, and all estate, right, title and interest of every nature whatsoever of the Owner Trustee in and to the same and every part thereof; and

          (h) all rights or property which may be received upon the exercise of any remedy or option contained in any of the above-described instruments and all proceeds in whatever form of all or any part of any of the foregoing;

          EXCLUDING, HOWEVER, from the foregoing grant, and thereby from the Lien of this Indenture and from the Indenture Estate, any and all Excepted Payments and provided that, notwithstanding the foregoing provisions or anything
             --------
herein to the contrary, the charter interest granted to the Charterer under the Charter shall not be subject to the Lien of this Indenture or the Ship Mortgage or be part of the Indenture Estate, and nothing in this Indenture or in the Ship Mortgage shall affect the rights of the Charterer under the Charter so long as no Charter Event of Default has occurred and is continuing; and

          SUBJECT to the rights of the Owner Trustee and the Owner Participant hereunder;

                                HABENDUM CLAUSE

          TO HAVE AND TO HOLD the aforesaid property unto the Indenture Trustee and its successors and assigns, for the benefit and security of the Holders, without any priority of any one Secured Note over any other (except as expressly provided herein or under any Operative Document), and for the uses and purposes and subject to the terms and conditions set forth in this Indenture. This Indenture is a mortgage given to secure the payment of the Indenture Indebtedness and this Indenture is also intended to operate as, among other things, a security agreement and, to the extent set forth above, an assignment of Base Charter Hire, Interim Charter Hire and Supplemental Charter Hire, leases and rents.

          It is expressly agreed that anything contained in this Indenture to the contrary notwithstanding, the Owner Trustee shall remain liable under the Charter and the other Operative Documents to perform all of the obligations of the Owner Trustee hereunder and thereunder, all in accordance with and pursuant to the terms and provisions of each thereof, and the Holders and, except as expressly provided herein, the Indenture Trustee shall have no obligation or liability under any Operative Document by reason of or arising out of this Indenture (except as to the Indenture Trustee, if the Indenture Trustee shall have become the "Shipowner" under the Charter). None of the Indenture Trustee or any Holder shall be required or obligated in any manner to perform or fulfill any obligation of the Owner Trustee under or pursuant to any Operative Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          Simultaneously with the execution and delivery hereof, the Owner Trustee, as mortgagor, shall execute and deliver the Ship Mortgage, substantially in the form annexed hereto as Exhibit F, except that the blanks in such form shall be filled in, and such form may be modified as contemplated therein.

          So long as no Charter Event of Default shall have occurred and be continuing, the Indenture Trustee hereby reassigns to the Owner Trustee all the Indenture Trustee's right, title and interest in the Conveyancing Instrument and in the interests contained therein; provided, if and so long as an Charter Event of Default shall have occurred and be continuing, the reassignment to the Owner Trustee contained herein shall be void and of no further force and effect.

          Accordingly, the Owner Trustee and the Indenture Trustee hereby agree for themselves and for the benefit and security of the Holders as follows:


     ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  Definitions.  Unless otherwise defined herein, for the
                         -----------
purposes hereof, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A. References in this Indenture to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in, and Schedules, Appendices and Exhibits to, this Indenture unless otherwise indicated.


                                  ARTICLE II

                               THE SECURED NOTES

          SECTION 2.01.  Secured Notes.  (a)  Generally.  Except for any Secured
                         -------------        ---------
Note issued pursuant to Section 2.06 or 2.08, the Secured Note may be issued only on the Funding Date. On the Funding Date, the Secured Note to be issued on such Date pursuant to Section 2.2 of the Participation Agreement, subject to
Section 2.11, shall be duly executed by the Owner Trustee, duly authenticated and delivered by the Indenture Trustee and registered in the name of the Loan Participant to which the Secured Note is being issued and shall have attached thereto the Amortization Schedule for the Secured Note. Receipt by the Indenture Trustee of Secured Notes duly executed by the Owner Trustee shall constitute instructions to the Indenture Trustee to authenticate, register and deliver such Secured Notes on the Funding Date.

          (b) Series 1997-B Secured Note.  The Series 1997-B Secured Note shall:
              --------------------------

               (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

               (ii) be issuable only as registered Secured Notes in denominations of $1,000, and integral multiples thereof, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

               (iii)  be dated the Funding Date;

               (iv) bear interest on the unpaid principal amount thereof from the date of the Series 1997-B Secured Note at the rate specified in Exhibit B (computed on the basis of a 360-day year consisting of twelve 30-day months);

               (v) provide for payments of interest and otherwise be due and payable as to principal and interest as specified herein and therein;

               (vi) be prepayable only as provided in Sections 3.02, 3.05, 3.06, 4.02 and 4.03; and

               (vii) be substantially of the tenor and in the form set forth in Exhibit A.

          (c) Each Secured Note shall be signed on behalf of the Owner Trustee by a Responsible Officer of the Owner Trustee, manually or in facsimile.
     If any officer of the Owner Trustee executing Secured Notes or attesting to the Owner Trustee's seal no longer holds that office at the time a Secured
     Note is executed on behalf of the Owner Trustee, such Secured Note shall be valid nevertheless. No Secured Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears thereon a certificate of authentication executed by or on behalf of the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such certificate on any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and delivered hereunder.

          (d) The Indenture Trustee shall not be required (i) to register the transfer of or to exchange any Secured Note during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption (or purchase in lieu of redemption) of Secured Notes pursuant to Section 3.02, 3.05 or 3.06 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or to exchange any Secured Note called for redemption (or purchase in lieu of redemption) pursuant to such Section 3.02, 3.05 or 3.06.

          SECTION 2.02.  Payment from Indenture Estate Only.  All payments of
                         ----------------------------------
principal, Make-Whole Amount, if any, and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Notes and this Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms hereof. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that (a) none of the Owner Trustee or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to such Holder for any amounts payable under the Secured Notes, nor, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under this Indenture and (b) the Owner Participant shall not be liable to the Indenture Trustee or to any Holder under any circumstances for any reason whatsoever except to the extent expressly provided herein or in any other Operative Document.

          SECTION 2.03.  Method of Payment.  (a)  The principal of, and Make-
                         -----------------
Whole Amount, if any, and interest, on each Secured Note shall be payable in immediately available funds, the receipt of which has been confirmed by a Responsible Officer of the Indenture Trustee (which shall be done promptly upon receipt thereof) on or before 12:00 p.m., New York time, at the place of receipt, on the due date therefor, to the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee. Amounts so received by the Indenture Trustee shall be paid by the Indenture Trustee to each Holder on the due date therefor without any presentment or surrender of any Secured Note held by such Holder by whichever of the following methods shall be specified by prior written notice from such Holder to the Indenture Trustee: (i) by transferring prior to 2:00 p.m., New York City time, on such date such payment to such Holder in immediately available funds by crediting the amount to be distributed to any Holder to any account maintained by such Holder with the Indenture Trustee or
(ii) by initiating a wire transfer prior to the time set forth in clause (i) of this Section 2.03(a) of such amount in immediately available funds to a banking institution designated in such notice with bank wire transfer facilities for the account of such Holder, in all cases without any presentment or surrender of any Secured Note, except that on the date of the final maturity thereof (whether at maturity, upon prepayment, acceleration or otherwise), the Holder of each Secured Note shall surrender such Secured Note promptly after payment; provided
                                                                       --------
that failure to so present such Secured Note shall not diminish the effect of full and final payment by the Owner Trustee. If any Holder does not specify one of the foregoing methods, payment will be made by check mailed to the registered address of such Holder. In the event the Indenture Trustee shall fail to make any payment as provided in the preceding sentences after its receipt of funds at the place and on or before the time specified in this Section 2.03(a), the Indenture Trustee in its individual capacity agrees to compensate each Holder for loss of use of funds at the Federal Funds overnight rate.

          (b) Whenever any payment to be made hereunder or pursuant to the terms of any Secured Note shall be stated to be due on a day which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is timely made on such succeeding

Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          (c) If payment of any installment of principal or interest payable in accordance with the terms hereof and of the Secured Notes is not paid in full when due, whether as scheduled or upon acceleration and whether before or after the maturity date of the Secured Notes, such overdue amount of principal or interest shall (to the extent not prohibited by applicable law) bear interest, payable on demand, for each day from and including the date payment thereof was due to the actual date of payment, at the Overdue Rate.

          (d) Subject to Section 6.11, the Holder of any Secured Note shall be entitled to the principal of, and Make-Whole Amount, if any, and interest on such Secured Note free from all rights of set-off or counterclaims of the Owner Trustee, the Indenture Trustee or any prior Holder of such Secured Note. Nothing set forth in this Section 2.03(d) shall impair the right of the Owner Trustee to receive a return from the Indenture Trustee of any amount unintentionally overpaid by the Owner Trustee in respect of a Secured Note.

          SECTION 2.04.  Note Register.  The Indenture Trustee shall cause to be
                         -------------
kept at the Indenture Trustee's corporate trust office a register (the "Note
                                                                        ----
Register") for the registration or transfer of the Secured Notes.  The Note
--------
Register shall be maintained by the Indenture Trustee, and the names and addresses of the registered Holders of the Secured Notes, the transfers of the Secured Notes and the names and addresses of the transferees of the Secured Notes shall be entered in the Note Register under such reasonable regulations as the Indenture Trustee may prescribe.

          SECTION 2.05.  Registered Owners.  The Owner Trustee and the Indenture
                         -----------------
Trustee shall deem and treat any registered Holder as the absolute owner of any Secured Note held by such Holder, as indicated in the Note Register, for the purpose of receiving payment of all amounts payable with respect to such Secured Note and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary. All such payments so made shall be valid and effectual to satisfy and discharge the liability of the Owner Trustee upon such Secured Note to the extent of the sum or sums so paid.

          SECTION 2.06.  Transfer, Exchange and Replacement of Notes.  (a)
                         -------------------------------------------
Secured Notes may be transferred only on the Note Register. Any Secured Note may be transferred on the Note Register if such Secured Note is surrendered for cancellation at the Corporate Trust Office of the Indenture Trustee and is accompanied by an instrument of transfer in form and substance reasonably satisfactory to the Indenture Trustee, which Secured Note or Secured Notes shall be canceled by the Indenture Trustee. A new Secured Note or Secured Notes of the same series, duly executed by the Owner Trustee and registered in the name of the transferee or transferees in a principal amount or amounts equal to the principal amount of such transferred

Secured Note, shall be duly authenticated and delivered by the Indenture Trustee to the transferee or transferees named by the Holder of such transferred Secured
Note in exchange for such transferred Secured Note. Promptly after registration of the transfer of any Secured Note, the Indenture Trustee shall give notice thereof to the Charterer and the Owner Trustee specifying the name and address for notices of the transferee or transferees.

          (b) Any Secured Note may be exchanged for a new Secured Note if such Secured Note to be so exchanged is surrendered for cancellation at the Corporate Trust Office of the Indenture Trustee and is accompanied by the request of the Holder thereof specifying the denomination of the new Secured Note (which shall be in denominations of at least $1,000 or in integral multiples thereof, or if less, the remaining principal amount thereof) to be issued in exchange therefor. Upon instructions from the Indenture Trustee, the Owner Trustee shall deliver to the Indenture Trustee a new Secured Note of the same series, duly executed by the Owner Trustee and registered in the name of such Holder in the denominations so requested and in an aggregate principal amount equal to the aggregate original principal amount of such Secured Note to be so exchanged, and such new Secured Note shall be duly authenticated by the Indenture Trustee and delivered by the Indenture Trustee to such Holder in exchange for such Secured Note to be so exchanged, which Secured Note shall be cancelled by the Indenture Trustee.

          (c) If any Secured Note shall become mutilated or be destroyed, lost or stolen, upon request of the Holder thereof, a new Secured Note of the same series, duly executed by the Owner Trustee and registered in the name of such Holder in the same original principal amount as the Secured Note so mutilated, destroyed, lost or stolen, shall be duly authenticated and delivered by the Indenture Trustee to such Holder in exchange for such Secured Note, if mutilated, or in substitution for such Secured Note, if destroyed, lost or stolen. In the case of a mutilated Secured Note, such Secured Note shall be surrendered for cancellation at the Corporate Trust Office of the Indenture Trustee and shall be cancelled by the Indenture Trustee. In the case of a destroyed, lost or stolen Secured Note, the Holder thereof shall furnish to the Owner Trustee and the Indenture Trustee (i) evidence to their reasonable satisfaction of the destruction, loss or theft of such Secured Note and ownership thereof, and (ii) such security or indemnity as may be reasonably required by them to save them harmless; provided that if the affected Holder is
                                        --------
a Pass Through Trustee, the written agreement of such Holder to indemnify the Owner Trustee and the Indenture Trustee (in their respective individual and trust capacities) with respect to such destroyed, lost or stolen Secured Note, together with written notice of ownership and destruction, loss or theft thereof, shall satisfy the conditions of this sentence.

          (d) The Indenture Trustee shall cancel all Secured Notes surrendered for replacement, redemption, registration of transfer, exchange, payment or cancellation and shall destroy canceled Secured Notes.

          SECTION 2.07.  New Notes, Payment of Expenses.  (a)  Each Secured Note
                         ------------------------------
issued pursuant to Section 2.06 (a "New Note") upon transfer of, in exchange for
                                    --------
or in substitution for a Secured Note (an "Old Note") shall be dated as of the
                                           --------
date of such Old Note. The Indenture Trustee shall mark on each New Note (i) the date to which principal and interest have been paid on the applicable Old Note and (ii) all payments and prepayments of principal made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date to which interest was paid on the applicable Old Note, and all payments and prepayments of principal required to have been marked on such New Note, as provided in clause (ii) of the preceding sentence, shall be deemed to have been made thereon. All New Notes issued pursuant to Section 2.06 upon transfer of, in exchange for or in substitution for or in lieu of Old Notes shall be valid obligations of the Owner Trustee evidencing the same debt as such Old Notes and shall be entitled to the benefits and security of this Indenture to the same extent as such Old Notes. Issuance of any New Note shall not for any purposes be deemed a further advance of funds to the Owner Trustee and the perfection and priority of the security interest in the Indenture Estate applicable to such New Note shall for all purposes be the same as that applicable to the Old Note replaced by such New Note.

          (b) Upon the issuance of a New Note or New Notes pursuant to Section 2.06, the Owner Trustee and/or the Indenture Trustee may require from the party requesting such New Note or New Notes payment of a sum to reimburse the Owner Trustee and/or the Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge or any other charge or expense paid or payable with respect to such transfer by the Owner Trustee and/or the Indenture Trustee, without any right of reimbursement under any Operative Document with respect to such payments.

          SECTION 2.08.  Additional Notes.  (a)  So long as no Charter Event of
                         ----------------
Default or Indenture Event of Default shall have occurred and be continuing, Additional Notes of one or more series may be issued under and secured by this Indenture at any time or from time to time, subject to the conditions hereinafter provided in this Section 2.08, for the purpose of financing all or a portion of the cost of any Modification to the Vessel as provided in Section 14 of the Participation Agreement.

          (b) Prior to the issuance of any Additional Notes of any series pursuant to this Section 2.08, the Owner Trustee shall have received from the Charterer and delivered to the Indenture Trustee, not less than thirty (30) days prior to the proposed date of issuance of such Additional Notes, a request and authorization to issue Additional Notes (a "Request"), which Request shall
                                            -------
include the amount and series of such Additional Notes, the proposed date of issuance of such Additional Notes, and the other details with respect thereto which shall be consistent with this Section 2.08. Such Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Secured Note and Additional Notes of any other series, but otherwise shall be substantially similar in form to the Initial Secured Note, with such omissions therefrom, variations therein and additions thereto as shall be appropriate. Such Additional Notes shall not rank senior in any respect to the Initial Secured Note, but may be subordinate to the Initial Secured Note and other Secured Notes issued pursuant to the terms hereof.

          (c) The terms, conditions and designations of such Additional Notes (which shall be consistent with the Request and with the terms of this Indenture and of the Participation Agreement) shall be set forth in a supplement to this Indenture, substantially in the form of Exhibit D, which shall be executed by the Owner Trustee and the Indenture Trustee. Such indenture supplement shall set forth:

          (i) after giving effect to the issuance of the Additional Notes, the aggregate principal amount Outstanding of all Secured Notes (including such Additional Notes), which shall not exceed 80% of the total Fair Market Sales Value of the Vessel at such time (as determined pursuant to mutual agreement of the Owner Trustee and the Charterer and otherwise by the Appraisal Procedure) after giving effect to such Modifications;

          (ii) the principal amount of the Additional Notes, which shall not exceed 100% of the cost of such Modifications;

          (iii) the text of such Additional Notes (which, except for the terms of payment thereof, shall be of substantially the same effect as the text of the Initial Secured Notes set forth in this Indenture, with such changes as are consistent with and permitted by this Indenture and which in all events shall provide that such Additional Notes are never more than pari passu in priority of payment, in right of security and in all other respects with the Initial Secured Notes);

          (iv) the date of maturity of such Additional Notes (which shall be no later than the end of the Base Charter Term);

          (v) the date from which, and the date or dates on which, interest is payable (which shall be Interest Payment Dates);

          (vi) the terms for the repayment of the principal amount of such Additional Notes (each regularly scheduled payment of principal shall be an Interest Payment Date);

          (vii) the terms, if any, as to prepayment or redemption of such Additional Notes at the option of the Owner Trustee or the Charterer, and as to the premium, if any, payable on any redemption or prepayment of such Additional Notes; and

          (viii) any other terms and agreements in respect thereof as required or permitted by this Indenture or necessary to specify the terms and conditions on which such Additional Notes shall be issued.

          (d) Such Additional Notes shall be executed by the Owner Trustee as provided in Section 2.01 and deposited with the Indenture Trustee for authentication and delivery, but before such Additional Notes shall be authenticated and delivered by the Indenture Trustee, there shall be delivered to or deposited with the Indenture Trustee the following:

          (i)     the Request;

          (ii) the supplement to this Indenture described in Section 2.08(c), duly executed by the Owner Trustee;

          (iii) a supplement to the Charter, duly authorized, executed and delivered by the Charterer and the Owner Trustee, providing for adjustments to the Base Charter Percentages, Stipulated Loss Value Percentages and Termination Value Percentages, to ensure that all such payments required hereunder and under the Secured Notes, after giving effect to the issuance of such Additional Notes, shall be sufficient in amount to pay all amounts due hereunder and thereunder, together with such instruments of conveyance, assignment and transfer, if any, necessary to subject such supplement to the Charter to the Lien and security interest of this Indenture and to perfect such Lien and security interest subject to no Liens other than Permitted Liens, and evidence as to the due recording or filing of each thereof or of financing or similar statements with respect thereto;

          (iv) such instruments of conveyance, assignment and transfer (including, without limitation, contractors' waivers), if any, duly executed and delivered by the respective parties thereto, and such evidence of the due filing thereof or of financing statements with respect thereto, as may be required to convey title to the Owner Trustee of all property included in such Modification and to subject such property to the Lien of this Indenture, subject to no Liens except Permitted Liens or an opinion of counsel reasonably satisfactory to the Indenture Trustee that such filing is not required;

          (v) an amendment to the Ship Mortgage so that it will secure the Additional Notes to the extent set forth in the supplement to this Indenture described in Section 2.08(c) or an opinion of counsel that such amendment is not required;

          (vi) originals or certified copies of all corporate actions necessary for the due and valid issue of such Additional Notes, the due and valid authorization, execution, delivery and performance by the Owner Trustee of the supplement to this Indenture relating thereto, and the due and valid authorization, execution, delivery and performance by the Charterer and the Owner Trustee of the Supplement to the Charter and the creation of the Lien and security interest thereon referred to above, all of which corporate actions shall have been duly obtained and shall be in full force and effect, together with evidence as to the due occurrence of all such authorization, execution, delivery and performance;

          (vii) documentation, duly executed and delivered, to the extent practicable, by the respective parties thereto, whereby the proposed holders of the Additional Notes agree to be bound by the terms of the Operative Documents (including, without limitation, representations and covenants corresponding to those contained in Section 9 of the Participation Agreement);

          (viii) an Officer's Certificate of the Charterer certifying (a) as to the cost of such Modification and (b) that all conditions precedent to the issuance of the Additional Notes contained in this Section 2.08 and in
     Section 14 of the Participation Agreement have been satisfied unless such conditions have been waived in writing by the Indenture Trustee and Owner Trustee;

          (ix) such opinions of counsel as are customary in transactions of this type, including, without limitation, opinions of counsel to the Charterer and/or the Owner Trustee as to the due authorization, execution, delivery and enforceability of such supplement to this Indenture and such Additional Notes and the creation and perfection of the security interest in such Modification (subject to usual or customary exceptions, qualifications and assumptions) and such other certificates and other documents as may be reasonably requested by the Indenture Trustee to evidence the validity and binding effect of such supplement to this Indenture and such Additional Notes and compliance with this Section 2.08; and

          (x) Rating Agency Confirmation with respect to the issuance of such Additional Notes.

          (e) When the documents referred to in Section 2.08(d) shall have been delivered to or deposited with the Indenture Trustee and when such Additional Notes described in the Request and the supplement to this Indenture have been executed by the Owner Trustee as required by this Indenture, the Indenture Trustee shall authenticate and deliver such Additional Notes in the manner described in such Request, but only upon payment to the Owner Trustee of the sum or sums specified in such Request, whereupon the Owner Trustee shall pay such sum or sums to the Charterer.

          SECTION 2.09.  Termination of Interest in Indenture Estate.  A Holder
                         -------------------------------------------
shall have no further interest in, or other right with respect to, the Indenture Estate upon the payment of principal of, Make-Whole Amount, if any, and interest on, any Secured Notes held by such Holder and all other sums payable to such Holder hereunder with respect to any such Secured Notes, under the other Operative Documents and under such Secured Notes.

          SECTION 2.10.  Equally and Ratably Secured.  Except as otherwise
                         ---------------------------
expressly provided in this Indenture, all Secured Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture without preference, priority or distinction on account of the series, date, time of issue or maturity of such Secured Notes.

          SECTION 2.11.  Execution and Delivery of Secured Note upon Original
                         ----------------------------------------------------
Issuance.  The Owner Trustee shall issue and execute, and the Indenture Trustee
--------
shall authenticate and deliver, one or more Secured Notes for original issuance only upon Charterer's request and upon payment by the Loan Participant pursuant to the Participation Agreement of an aggregate amount equal to the aggregate original principal amount of such Secured Note or Notes.


                                  ARTICLE III

                            REDEMPTION AND REFUNDING

          SECTION 3.01.  Generally.  The Secured Notes may not be redeemed or
                         ---------
prepaid except to the extent and in the manner expressly permitted or required by this Indenture. Except as otherwise expressly provided in this Indenture, any amount prepaid in partial redemption of the Secured Notes Outstanding shall be distributed by the Indenture Trustee to all Holders ratably, without priority of any Holder or any series over any other Holder or any other series, in the proportion that the principal amount of Secured Notes held by such Holder bears to the principal amount of all Secured Notes then Outstanding.

          SECTION 3.02.  Mandatory Redemption.  (a)  Casualty Redemption.  If an
                         --------------------        -------------------
Event of Loss with respect to the Vessel shall occur, unless the Charterer shall have elected to substitute a vessel as the Vessel in accordance with the terms and requirements set forth in Section 11(b)(ii) of the Charter, then the Owner Trustee shall redeem on the date on which Stipulated Loss Value is paid pursuant to the Charter (the date of any redemption under this Section 3.02(a) being herein called a "Casualty Redemption Date") the entire unpaid principal amount
                 ------------------------
of the Secured Notes Outstanding on such Casualty Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to, but not including, such Casualty Redemption Date and without Make-Whole Amount or any other premium.

          (b) Early Termination Redemption.  If the Charter is terminated with
              ----------------------------
respect to the Vessel pursuant to Section 12 of the Charter, the Owner Trustee shall redeem on the applicable Termination Date (the date of any redemption under this Section 3.02(b) being herein called a "Termination Redemption Date"), the entire unpaid
                               ---------------------------
principal amount of the Secured Notes Outstanding on such Termination Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to, but not including, such Termination Redemption Date plus, in the case of each Secured Note redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium, equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without Make-Whole Amount or any other premium.

          (c) Purchase Redemption.  In the event that the Charterer shall
              -------------------
purchase the Vessel pursuant to Section 15(a) of the Charter prior to the date of expiration of the Basic Charter Term, and the Charterer shall not have assumed the obligations of the Owner Trustee under the Secured Notes pursuant to
Section 11.6 of the Participation Agreement, the Owner Trustee shall redeem on the date of purchase (the date of any redemption under this Section 3.02(c) being herein called a "Purchase Redemption Date"), the entire unpaid principal
                       ------------------------
of the Secured Notes Outstanding on such Purchase Redemption Date at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes together with any accrued and unpaid interest thereon to, but not including, such Purchase Redemption Date plus, in the case of each Secured Note redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without Make-Whole Amount or any other premium.

           SECTION 3.03.  [Intentionally Omitted]
                          ----------------------

          SECTION 3.04.  Assumption of Obligations of the Owner Trustee by the
                         -----------------------------------------------------
Charterer.  In the event that the Charterer shall have elected to assume all of
---------
the rights and obligations of the Owner Trustee under this Indenture in respect of the Secured Notes in connection with the purchase by the Charterer of the Vessel pursuant to Section 15(a) of the Charter or pursuant to Section 11.6 of the Participation Agreement (the date of any such assumption being referred to hereinafter as the "Relevant Date") and, if on or prior to the Relevant Date:
                    -------------

          (a) the Charterer shall have delivered to the Indenture Trustee an Officer's Certificate of the Charterer, dated the Relevant Date, stating that the Charterer has paid to the Owner Trustee all amounts required to be paid to the Owner Trustee pursuant to the Charter, in connection with such purchase or termination and assumption;

          (b) no Indenture Event of Default after giving effect to the Relevant Amendment (as defined below) shall have occurred and be continuing immediately subsequent to such purchase or termination and assumption and the Indenture Trustee shall have received an Officer's Certificate, dated the Relevant Date, of the Charterer to such effect;

          (c) the Indenture Trustee shall have received a supplement to this Indenture, substantially in the form of Exhibit E (the "Relevant Date
                                                             -------------
     Supplement"), duly executed by the Charterer, which shall provide that the
     ----------
     Charterer agrees that it is acquiring, subject to the mortgage, security interest and Lien thereon granted to the Indenture Trustee under this Indenture (or a mortgage, security interest and Lien in the same or substantially identical terms), the Vessel, as provided in Section 2 of the form of Relevant Date Supplement attached as Exhibit E;

          (d) the Indenture Trustee shall have received, on or prior to the Relevant Date, evidence of all filings, recordings and other action referred to in the opinion of counsel referred to below;

          (e) the Guarantor shall have confirmed in writing to the Indenture Trustee that the Guaranty remains in full force and effect and covers the Charterer's obligations under this Indenture and under the Secured Notes; and

          (f) the Indenture Trustee shall have received an opinion or opinions of counsel to the Charterer subject to usual or customary qualifications, exceptions and assumptions, to the effect that, after giving effect to the Relevant Amendment (as defined below):

               (i) on the Relevant Date, this Indenture, as supplemented by the Relevant Date Supplement and as amended by the Relevant Amendment, the Ship Mortgage, and the Secured Notes issued thereunder constitute the legal, valid and binding obligations of the Charterer, enforceable against the Charterer in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Indenture or the Ship Mortgage as so supplemented, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Indenture or the Ship Mortgage inadequate for the practical realization of the rights and benefits provided for in this Indenture as so supplemented or the Ship Mortgage;

               (ii) on the Relevant Date, the Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

               (iii) the Lien of this Indenture, and of the Ship Mortgage on the Vessel, has been accomplished and creates a security interest or first preferred mortgage, respectively, in the Indenture Estate and all filings and recordings and other action necessary or appropriate to perfect the interests of the Indenture Trustee have been accomplished; and

               (iv) holders of the Secured Notes will not recognize income, gain or loss for United States federal income tax purposes as a result of such assumption;

then, simultaneously with the delivery of such documents, the Indenture Trustee shall execute and deliver the Relevant Date Supplement, and automatically and without the requirement of further action by any Person, effective as of the Relevant Date:

          (x) this Indenture shall be deemed to have been amended as provided for in Exhibit C hereto (the "Relevant Amendment"); and
                                   ------------------

          (y) the Owner Trustee shall be released from all of its obligations under this Indenture in respect of the Secured Notes or otherwise (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee) and there shall be immediately distributed any funds then being retained hereunder that are distributable to the Owner Trustee or the Owner Participant.

          SECTION 3.05.  Optional Redemption Refunding.  (a)  The Owner Trustee,
                         -----------------------------
with the prior written consent of the Charterer, may redeem at any time in whole all Outstanding Secured Notes, or in whole all Outstanding Secured Notes of any series, at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes to be redeemed pursuant to this Section 3.05, together with any accrued and unpaid interest thereon to, but not including, the date of redemption, plus, in the case of each Secured Note redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without Make-Whole Amount or any other premium.

          (b) Following a redemption of the Initial Secured Note in accordance with this Section 3.05(a), the Owner Trustee, with the prior written consent of the Charterer, may issue and sell, and the Indenture Trustee shall authenticate and deliver, one or more new series of Secured Notes having such terms and provisions (including, without limitation, interest rate, amortization schedule, maturity date and redemption provisions) as the Owner Trustee shall deem appropriate and as shall be approved by the Charterer; provided that prior to the authentication of such new series of Secured Notes,
--------
the Indenture Trustee shall have received written evidence from Standard & Poors Ratings Group and Moody's Investors Service, Inc. to the effect that the issuance of such new series, by itself, would not result in the downgrading of the credit rating (if any) assigned to the then Outstanding Pass Through Certificates issued in respect of the Initial Secured Note.

          (c) The Owner Trustee shall not refund or refinance any Secured Notes unless requested by Charterer.

          SECTION 3.06.  Owner Trustee's and Owner Participant's Option to
                         -------------------------------------------------
Redeem or Purchase Secured Notes.  In the event that (i) the Indenture Trustee
--------------------------------
has given the Owner Trustee or the Owner Participant notice of the intent to accelerate the Secured Notes pursuant to Section 5.04, (ii) the Secured Notes shall have been accelerated pursuant to Section 5.04 or (iii) at any time one or more Charter Events of Default shall have occurred and be continuing for more than 180 days during which time the Secured Notes could, but shall not have been, accelerated pursuant to Section 5.04, the Owner Trustee or the Owner Participant may, at its option, give at least 30 days' prior irrevocable notice to the Indenture Trustee that it will redeem (or purchase in lieu of redemption) all Secured Notes then Outstanding, which redemption or purchase shall be at a redemption or purchase price equal to 100% of the unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to, but not including, the date of such redemption or purchase, but otherwise without Make-Whole Amount or any other premium. On or prior to the Business Day preceding such Redemption Date, the Owner Trustee or the Owner Participant will deposit with the Indenture Trustee an amount sufficient to redeem or purchase at the applicable Redemption Price all Secured Notes then Outstanding plus an amount equal to all other sums then due and payable to the Loan Participants hereunder, and to pay the Indenture Trustee all amounts then due it hereunder, which funds shall be held by the Indenture Trustee as provided in Section 7.04. Upon the giving of such notice and the receipt by the Indenture Trustee of such deposit, the Indenture Trustee shall deem all instructions received from the Owner Trustee or the Owner Participant as having been given by the Loan Participants of 100% of the Outstanding principal amount of Secured Notes for all purposes of this Indenture. If such notice is given, the Owner Trustee further agrees that it will deposit or cause to be deposited with the Indenture Trustee, on or prior to the Business Day preceding the applicable Redemption Date, whether or not an Indenture Event of Default is then continuing, funds sufficient, when added to the funds already held by the Indenture Trustee for such purpose, to redeem or purchase at the applicable Redemption Price (including the premium actually payable in respect thereof computed as provided for herein), on such Redemption Date all Secured Notes then Outstanding, to pay all other sums then due and payable to a Loan Participant hereunder and to pay the Indenture Trustee all amounts then due it hereunder. In the event the Owner Trustee shall have given any such notice to purchase or redeem, unless the Owner Trustee shall have consented thereto, the Indenture Trustee shall not during the period from such notice to the Redemption Date specified therein institute any new remedy or proceeding in respect of any new remedy under this Indenture, and the Indenture Trustee shall, to the extent the same may be accomplished without prejudicing the rights of the Indenture Trustee hereunder, take such actions and forbear from taking actions, in each case sufficient to maintain the status quo with respect to any pending
                                        ------ ---
remedies or proceedings in respect thereof being then pursued hereunder; provided, however, that in no event shall the Indenture Trustee sell or assign
--------  -------
any portion of the Indenture Estate during the period from such notice to the Redemption Date specified therein. In the event the Owner Trustee shall have given any such notice to purchase or redeem, and the Owner Trustee has deposited with the Indenture Trustee the amounts required to be deposited pursuant to this
Section 3.06, then on the Redemption Date, each Loan Participant will be deemed to sell, assign, transfer and convey to the Owner Trustee or its designee (without recourse or warranty of any kind other than of title to the Secured Notes so conveyed) all of the right, title and interest of such Loan Participant in and to the Secured Notes held by such Loan Participant. On and after such Redemption Date, the Indenture Trustee shall no longer treat the former Loan Participants as the "Loan Participants," except for purposes of the Loan Participants' right to receive their respective portions of the amounts paid to the Indenture Trustee as aforesaid and all other amounts due to such Loan Participants under the Operative Documents with respect to acts, events, circumstances or conditions occurring or existing prior to such Redemption Date, and on such date the Indenture Trustee shall register the transfer of ownership of the Secured Notes into the name of the Owner Trustee or its designee. If the Owner Trustee elects to purchase the Secured Notes under this Section 3.06, nothing herein, including the use of the terms "Redemption Date" and "Redemption Price," shall be deemed to result in a redemption of the Secured Notes.

          SECTION 3.07.  Deposited Redemption or Purchase Moneys.  Moneys held
                         ---------------------------------------
by the Indenture Trustee for the redemption or purchase of any Secured Note issued hereunder as provided in this Article III shall be held by the Indenture Trustee as a separate fund in trust for the account of the respective Holders of the Secured Notes to be redeemed, shall be invested in accordance with the provisions of Section 7.04 and shall be delivered to such Holders respectively in accordance with Section 2.03 on the Redemption Date. Any amounts so held by the Indenture Trustee shall be deemed paid for purposes of Section 2.09, and promptly after payment of all amounts of principal of, Make-Whole Amount, if any, and interest on, and all other amounts due and payable under any such Secured Notes, the Holders thereof shall deliver such Secured Notes to the Indenture Trustee for cancellation.

          SECTION 3.08.  Acquisition of Secured Notes.  The Owner Trustee
                         ----------------------------
covenants that it will not, directly or indirectly, acquire or make any offer to acquire any Secured Note except pursuant to the provisions of this Indenture.

          SECTION 3.09.  Condition to Redemption and Refunding.  It shall be a
                         -------------------------------------
condition to any redemption, refinancing or refunding of Secured Notes effected under this Article III other than under Section 3.06 that all amounts of principal of, Make-Whole Amount, if any, and interest on, and all other amounts then due and payable under the Secured Notes which are to be the subject of such redemption, refinancing or refunding, as the case may be, as well as all other amounts due and payable to the Holders of such Secured Notes as are to be the subject of such redemption, refinancing or refunding shall have been paid as specified therein or in any other Operative Document.

          SECTION 3.10.  Notice of Certain Redemptions.  In connection with a
                         -----------------------------
redemption of any of the Secured Notes pursuant to Section 3.02 or Section 3.05, the Owner Trustee shall give irrevocable (except with respect to redemption notices given pursuant to Section 3.02(a), Section 3.02(b), Section 3.02(c) (to the extent, in the case of Section 3.02(c), such redemption notice relates to the Charterer's election to exercise a purchase option under Section 15(a)(iv) or 12(d) of the Charter) or Section 3.05, which may be withdrawn, (a) in the case of such a redemption notice given pursuant to 3.02(a) following the occurrence of an Event of Loss with respect to the Vessel, if the Charterer has elected (or shall be deemed to have elected) the option set forth in Section 11(b)(ii) of the Charter with respect to such Event of Loss, (b) in the case of such a redemption notice given pursuant to Section 3.02(b) or 3.02(c), if the Charter is not terminated with respect to the Vessel, and (c) in the case of such a redemption notice given pursuant to Section 3.05, not less than three Business Days prior to the Redemption Date) notice of such redemption at least 25 days and not more than 60 days prior to the Redemption Date to each Loan Participant of such Secured Notes to be redeemed, at such Loan Participant's address appearing in the Note Register.

          Any such notice of redemption shall state:

          (i)    the Redemption Date;

          (ii) the applicable basis for determining the redemption price pursuant to Section 3.02 or Section 3.05 (the "Redemption Price");
                                                    ----------------

          (iii) that on the Redemption Date, the Redemption Price will become due and payable upon each such Secured Note, and that, if any such Secured Notes are then Outstanding, interest on such Secured Notes shall cease to accrue on and after such Redemption Date; and

          (iv) the place or places where such Secured Notes are to be surrendered for payment of the Redemption Price.

                                 ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE INDENTURE ESTATE

          SECTION 4.01.  Base Charter Hire Distribution.  (a)  Generally.
                         ------------------------------        ---------
Except as otherwise provided in Sections 4.01(b) and 4.03, each installment of Base Charter Hire (other than any portion thereof constituting an Excepted Payment), any payment of Supplemental Charter Hire representing interest on overdue installments of Base Charter Hire (other than any portion thereof constituting an Excepted Payment) and any payment received by the Indenture Trustee as contemplated by Section 5.03 shall be promptly distributed by the Indenture Trustee on the date such payment is due (or as soon thereafter as such payment shall be received by the Indenture Trustee) in the following order of priority:

          first, in accordance with Section 4.04, so much of such installment or
          -----
     payment as shall be required to pay in full the aggregate amount of the payment or repayment of principal, interest and other amounts then due under all Secured Notes shall be distributed to the Holders of such Secured Notes ratably, without priority of one Holder over any other Holder (except for Additional Notes, if any, which are subordinate to the Initial Secured Note and other Secured Notes), in the proportion that the amount of such payment or payments then due under each such Secured Note bears to the aggregate amount of the payments then due under all such Secured Notes; and

          second, subject to Section 4.01(b), the balance, if any, of such
          ------
     installment remaining thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

          (b) Retention of Amounts by the Indenture Trustee.  If, at the time of
              ---------------------------------------------
receipt by the Indenture Trustee of an installment of Base Charter Hire (whether or not then overdue) or of payment of Supplemental Charter Hire representing interest on any overdue installment of Base Charter Hire, the Indenture Trustee shall have Actual Knowledge that there shall have occurred and be continuing an Indenture Event of Default, the Indenture Trustee shall retain and not distribute any amount otherwise required to be distributed pursuant to clause "second" of Section 4.01(a), and (i) at such time as there shall not be
-------
continuing any such Indenture Event of Default or (ii) on the first Business Day following the date that is 180 days after the receipt of such amount, whichever shall first occur, the Indenture Trustee shall distribute such amount pursuant to clause "second" of Section 4.01(a) unless prior thereto the Indenture Trustee
           ------
(as assignee of the Owner Trustee) shall have given notice to declare the Charter to be in default in accordance with Section 18 thereof, the Indenture Trustee shall have given notice to the Owner Trustee pursuant to the first proviso to Section 5.04 of the Indenture Trustee's intent to declare the Secured Notes due and payable or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to Section 5.04, in which case such amount shall be distributed by the Indenture Trustee forthwith in accordance with the terms of Section 4.03.

          SECTION 4.02.  Certain Distributions.  (a)  In the event the Secured
                         ---------------------
Notes are to be redeemed pursuant to Section 3.02 or 3.05, any payment received by the Indenture Trustee from the Owner Trustee or the Charterer pursuant to such Section 3.02 or 3.05, shall be distributed forthwith in the following order of priority:

          first, in the manner provided in clause "first" of Section 4.03;
          -----                                    -----

          second, so much of the proceeds remaining as shall be required to pay
          ------
     in full the aggregate unpaid principal amount of each Secured Note then Outstanding and Make-Whole Amount, if any, and all accrued but unpaid interest thereon to, but not including, the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "second" bears to the aggregate amount due all such Holders under this
      ------
     clause "second";
             ------

          third, in the manner provided in clause "second" of Section 4.03;
          -----                                    ------

          fourth, in the manner provided in clause "fourth" of Section 4.03; and
          ------                                    ------

          fifth, in the manner provided in clause "fifth" of Section 4.03.
          -----                                    -----

          (b) The portion of each payment referred to in this Section 4.02 distributed to a Holder on account of principal or interest on any Secured Note held by such Holder shall be applied by such Holder in payment of such Secured
Note in accordance with the terms of Section 4.04.

          (c) Application of Certain Payments in Case of Event of Loss.  Except
              --------------------------------------------------------
as otherwise provided in the second sentence of this Section 4.02(c), any amounts received directly or through the Charterer from any Governmental Authority or other Person pursuant to Section 11 of the Charter with respect to the Vessel as the result of an Event of Loss, to the extent that such amounts are not at the time required or permitted to be paid to, or retained by, the Charterer pursuant to said Section 11, and any amounts of insurance proceeds for damage to the Indenture Estate received directly or through the Charterer from any insurer pursuant to Section 10 of the Charter with respect thereto as the result of an Event of Loss, to the extent such amounts are not at the time required to be paid to, or retained by, the Charterer pursuant to said Section 10, shall, except as otherwise provided in the next sentence, be applied in reduction of the Charterer's obligations to pay Stipulated Loss Value as provided in the Charter and the remainder, if any, shall, except as provided in the next sentence, be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Charter. Notwithstanding this Section 4.02(c) or Section 4.03 hereof, any amounts held by the Indenture Trustee, including, without limitation, pursuant to Section 11 of the Charter, which are payable to the Charterer pursuant to the terms of the Charter or held by the Indenture Trustee in accordance with Section 21(g) of the Charter shall be (i) so paid to the Charterer or (ii) held by the Indenture Trustee as security for the obligations of the Charterer, in each case in accordance with the applicable provisions of the Charter.

          SECTION 4.03.  Distribution After Indenture Event of Default.  Except
                         ---------------------------------------------
as otherwise provided in the second sentence of Section 4.02(c) or in Section 4.05, if (a) an Indenture Event of Default shall have occurred and be continuing, and (b) either the Indenture Trustee (as assignee of the Owner Trustee) shall have given notice to declare the Charter to be in default pursuant to Section 18(a) thereof, the Indenture Trustee shall have given notice to the Owner Trustee pursuant to the first proviso to Section 5.04 of the Indenture Trustee's intent to declare the Secured Notes due and payable or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to Section 5.04, then, to the extent that each such notice or declaration shall not have been rescinded or the Secured Notes shall remain immediately due and payable, (i) all amounts then held by the Indenture Trustee pursuant to Section 4.01 or otherwise under the Indenture (but not including funds described in the second sentence of Section 4.02(c) and
Section 4.05 excluded from the operation of this Section 4.03), in each case hereunder or under any Operative Document (other than amounts held for its own account), and (ii) all payments and amounts thereafter realized by the Indenture Trustee through the exercise of remedies hereunder or under any of the agreements assigned or pledged to the Indenture Trustee under this Indenture or otherwise as trustee under this Indenture or under the Ship Mortgage (for purposes of this Section 4.03, all such amounts and payments held or realized being herein called "proceeds"), other than amounts expressly paid to it for its
                     --------
own account and other than Excepted Payments, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

          first, so much of such proceeds as shall be required to reimburse the
          -----
     Indenture Trustee for any unpaid fees for its services under this Indenture and any unreimbursed tax, expense (including reasonable legal fees) or other loss incurred by it (in each case to the extent reimbursable under the Operative Documents) shall be distributed to the Indenture Trustee for application to itself;

          second, so much of the remaining proceeds as shall be required to
          ------
     reimburse the then existing or prior Holders for amounts paid or advanced by the Holders pursuant to Section 6.04 (to the extent not previously reimbursed), shall be distributed to the then existing and prior Holders as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any recipient over any other recipient (except as otherwise expressly provided herein), in the proportion the aggregate amount due each such Person under this clause "second" bears to the aggregate amount and interest due all such Persons
     -------
     under this clause "second";
                        ------

          third, so much of the proceeds remaining as shall be required to pay
          -----
     in full the aggregate unpaid principal amount of each Secured Note then Outstanding and all accrued but unpaid interest thereon to, but not including, the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "third" bears to the aggregate amount
                                         -----
     due all such Holders under this clause "third";
                                             -----

          fourth, so much of the proceeds remaining as shall be required to pay
          ------
     to each Holder all other amounts payable pursuant to the indemnification provisions of Section 12 of the Participation Agreement or pursuant to any other provision of any Operative Document and secured hereunder to such Holder or to its predecessors and remaining unpaid shall be distributed to such Holder for distribution to itself and such predecessors, as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "fourth" bears to the
                                                    ------
     aggregate amount due all such Holders under this clause "fourth"; and
                                                              ------

          fifth, the balance, if any, of the proceeds remaining shall be
          -----
     distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

          For the avoidance of doubt, no Make-Whole Amount or any other premium shall be due and payable on the Secured Notes as a consequence of the acceleration of the Secured Notes as a result of an Indenture Event of Default.

          All amounts distributed to any Holder pursuant to clause "third" of
                                                                    -----
this Section 4.03 shall be applied by such Holder in payment of the Secured Notes held by it in accordance with the terms of Section 4.04.

          SECTION 4.04.  Application of Payments on Secured Notes.  Each payment
                         ----------------------------------------
on a Secured Note shall be applied, first, to the payment of accrued interest on
                                    -----
such Secured Note to
the date of such payment and second, to the payment of any principal on such
                             ------
Secured Note then due thereunder.

          SECTION 4.05.  Applications of Payments According to Applicable
                         ------------------------------------------------
Operative Document Provisions.  (a)  Notwithstanding Section 4.03 or any other
-----------------------------
provision of this Indenture to the contrary, any payments or amounts (other than Excepted Payments) received by the Indenture Trustee, provision for the application of which is made in any Operative Document, shall be applied promptly as provided in such Operative Document (including in the case of payments or amounts that would be payable to the Charterer as provided in Sections 11(b), 11(c) and 21(g) of the Charter) unless (i) in the case of payments or amounts that would be payable to the Charterer upon satisfaction of any applicable conditions, a Charter Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Charter Event of Default, in which case the Indenture Trustee shall hold such payments and amounts as cash collateral security for the obligations of the Charterer under the Operative Documents and shall invest such payments and amounts in accordance with the terms of Section 7.04, and, subject to earlier distribution thereof by the Indenture Trustee under Section 4.03 if the Charter shall have been declared in default in accordance with Section 18 thereof, or under Section 4.01(b) (subject to Section 4.05(b)), such payments and amounts, and the proceeds of any investment thereof, shall be paid by the Indenture Trustee to the Charterer at such time as any applicable conditions shall have been satisfied and no Charter Event of Default shall be continuing, and (ii) in the case of any other such payments and amounts, an Indenture Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Indenture Event of Default, in which case the Indenture Trustee shall hold such payment as part of the Indenture Estate, as cash collateral security hereunder for the performance of the Indenture Indebtedness and on the earlier of the next Business Day on which no Indenture Event of Default shall have occurred and be continuing or the first Business Day occurring more than 180 days after the receipt of such payment, and, subject to any prior application of such payment pursuant to Section 4.01(b) or 4.03, the Indenture Trustee shall apply such payment, and the proceeds of any investment thereof, to the purpose for which it was made.

          (b) Notwithstanding any other provision of this Indenture to the contrary, and whether or not any such provision refers to this Section 4.05, any Excepted Payment or other amount expressly provided by the terms of this Indenture to be paid directly to the Owner Trustee or to the Owner Participant shall be paid or distributed promptly by the Indenture Trustee to the Owner Trustee or the Owner Participant, as the case may be.

          (c) The Indenture Trustee will distribute promptly upon receipt any indemnity or other payment received by it from the Owner Trustee or the Charterer in respect of the

Indenture Trustee in its individual capacity or any Holder pursuant to either
Section 12.1 or 12.2 of the Participation Agreement directly to the Person entitled thereto.

          SECTION 4.06.  Amounts Received for Which No Provision Is Made.  (a)
                         -----------------------------------------------
Any payment received or amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in any other Operative Document, except as provided in Section 4.03, and (b) all payments received and amounts realized by the Indenture Trustee under the Charter, or otherwise with respect to the Vessel, to the extent received or realized at any time after payment in full of the principal of and interest on all Secured Notes issued hereunder or after the conditions set forth in Section
10.01 for the defeasance of the Secured Notes shall have been satisfied, as well as any other amounts remaining as part of or as proceeds of the Indenture Estate after payment in full of the principal of, Make-Whole Amount, if any, and interest on all such Secured Notes, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

          first, so much of such aggregate amount as shall be required to pay
          -----
     the Indenture Trustee all amounts then due it pursuant to Section 6.04 shall be applied to pay the Indenture Trustee such amounts; and

          second, the balance, if any, of such aggregate amount remaining
          ------
     thereafter shall be distributed to the Owner Trustee to be held or distributed in accordance with the terms of the Trust Agreement, the Charter or the Participation Agreement, as applicable.

          SECTION 4.07.  Payment Procedures.  All amounts which are
                         ------------------
distributable from time to time by the Indenture Trustee to the Owner Trustee, the Charterer, the Owner Participant or any Holder shall be paid by the Indenture Trustee in immediately available funds promptly after such amounts become immediately available to it, and the Indenture Trustee shall not be obligated to see to the application of any such payment made by it. All payments made by the Indenture Trustee to the Owner Participant or to the Owner Trustee shall be made in the manner and to the address set forth in Schedule 1 to the Participation Agreement or to such other address as may be specified from time to time by notice to the Indenture Trustee from the Owner Participant or the Owner Trustee.

          SECTION 4.08.  Application of Payments Under Guaranty.  All payments
                         --------------------------------------
received by the Indenture Trustee pursuant to the Guaranty shall be distributed forthwith by the Indenture Trustee in the same order of priority, and in the same manner, as it would have distributed the payment on the underlying obligation in respect of which such payment under the Guaranty was received.

                                 ARTICLE V

                COVENANTS OF OWNER TRUSTEE; CERTAIN AGREEMENTS;
           INDENTURE EVENTS OF DEFAULT; REMEDIES OF INDENTURE TRUSTEE

          SECTION 5.01.  Covenants of Owner Trustee; Certain Agreements.  (a)
                         ----------------------------------------------
Subject to Section 2.02, the Owner Trustee will duly and punctually perform and observe all covenants and conditions to be performed and observed by it pursuant to the terms of any Operative Document. Except as permitted by this Indenture or the terms of any Operative Document, the Owner Trustee will take no action and will cooperate with the Indenture Trustee so as to permit no action to be taken by others which will release, or which may be construed as releasing, the Owner Trustee or the Charterer from any of its or the Charterer's, as the case may be, obligations or liabilities under any Operative Document, or which may result in the termination, amendment or modification, or impair the validity, of any such Operative Document.

          (b) If the Owner Trustee has Actual Knowledge of any Indenture Event of Default, Indenture Default, Charter Event of Default or Event of Loss, the Owner Trustee will give prompt written notice thereof to the Indenture Trustee, the Charterer and the Owner Participant if such notice shall not already have been given to such party. The notice shall set forth in reasonable detail the circumstances of such default or loss known to such Owner Trustee.

          (c) At any time and from time to time, upon the reasonable request of the Indenture Trustee, the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as the Indenture Trustee may deem necessary or desirable (and as shall be consistent with the intent, purposes and provisions hereof) to perfect or maintain the Liens of this Indenture and of the Ship Mortgage or to obtain for the Indenture Trustee the full benefit of the specific rights and powers herein or therein granted, conveyed or assigned, or which the Owner Trustee may be or may hereafter be bound to convey or assign to the Indenture Trustee or to facilitate the performance of the terms of this Indenture and of the Ship Mortgage, or the filing, registering or recording of this Indenture and of the Ship Mortgage, including, without limitation, the execution and delivery of any financing statement (and any continuation statement with respect to any such financing statement) or any other similar document specified in such instructions as may be necessary or desirable to perfect or maintain the Lien of this Indenture and of the Ship Mortgage.

          (d) The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, except as provided herein or permitted by the other Operative Documents, it will not (other than in respect of Excepted Payments) and rights under the Conveyancing Instrument assign or pledge, so long as this Indenture shall remain in effect and the Lien of this Indenture shall not have been released pursuant to Section 6.03 hereof, any of the Owner Trustee's right, title or interest hereby assigned to anyone other than the

Indenture Trustee, and that the Owner Trustee will not (other than in respect of Excepted Payments and rights under the Conveyancing Instrument), except as provided in or permitted by this Indenture or any other Operative Document, (i) accept any payment from the Charterer, (ii) terminate or consent to the cancellation or surrender of the Charter or accept any prepayment of Charter Hire under the Charter, (iii) enter into any agreement amending or supplementing any Operative Document, (iv) execute or grant any waiver or modification of, or consent under, the terms of any Operative Document, (v) settle or compromise any claim arising under any Operative Document, or (vi) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Operative Document to arbitration thereunder.

          (e) The Owner Trustee does hereby ratify and confirm the Charter, and does hereby agree the Owner Trustee will not, except as provided in or permitted by this Indenture or the terms of any other Operative Document, take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Charter or any other Operative Document, or of any of the rights created by the Charter or any Operative Document, or the assignment hereunder or thereunder, as the case may be.

          (f) The Owner Trustee will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any Shipowner's Lien on any of the Owner Trustee's estate, right, title or interest in the Trust Estate so pledged or assigned or intended to be conveyed, pledged or assigned under this Indenture or the Ship Mortgage.

          (g) Until the release of the security interest in the Indenture Estate pursuant to Section 6.03, all payments due or to become due under any Operative Document to the Owner Trustee that are part of the Indenture Estate shall be made directly to the Indenture Trustee or in accordance with the Indenture Trustee's instructions, and the Owner Trustee shall give all notices as shall be required under each Operative Document to direct that such payments be made to the Indenture Trustee and promptly upon receipt of any such amount, the Owner Trustee shall transfer such amount to the Indenture Trustee for distribution pursuant to this Indenture.

          (h) An executed counterpart of each amendment or supplement to the Trust Agreement shall be delivered within 20 Business Days after the execution thereof to the Indenture Trustee, provided that any amendment or supplement under which a successor trustee is appointed shall be mailed to the Indenture Trustee within 10 days after the execution thereof. The Lien of this Indenture shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement. Without the prior written consent of the Indenture Trustee, the Trust Agreement may not in any event be terminated or revoked by the Owner Participant prior to the termination of this Indenture. In the case of any appointment of a successor to any Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or transfer of all or substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt notice thereof to the Indenture Trustee and the Charterer.

          SECTION 5.02.  Indenture Events of Default.  "Indenture Event of
                         ---------------------------    ------------------
Default" means any of the following events (whatever the reason for such
-------
Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule):

          (a) any Charter Event of Default (other than a Charter Event of Default arising from the failure of the Charterer to make an Excepted Payment) shall have occurred and be continuing; or

          (b) to the extent not arising from clause (a) above, any payment of principal of, Make-Whole Amount, if any, or interest on any Secured Note shall not have been made when due and such default shall continue unremedied for ten (10) Business Days after the same shall have become due and payable; or

          (c) the assignment or pledge by the Owner Trustee (except as permitted under the Operative Documents) of any of its right, title or interest in the Indenture Estate hereby assigned to anyone other than the Indenture Trustee, or the failure by either of the Owner Participant or the Owner Trustee, in their individual or trust capacities, as the case may be, to perform or observe in any material respect any covenant or agreement to be performed or observed by it under this Indenture or any other Operative Document (other than the Tax Indemnity Agreement), (i) which failure, assignment or pledge, as the case may be, shall continue for a period of 30 days after receipt by the Owner Participant or the Owner Trustee, as the case may be, of a written notice from the Indenture Trustee or from Holders of Secured Notes owning at least 25% in principal amount of Outstanding Secured Notes specifying such failure, assignment or pledge and requiring it be remedied or (ii) which failure, assignment or pledge, as the case may be, if such failure, assignment or pledge is remediable and the Owner Participant or the Owner Trustee is diligently attempting to remedy such failure, assignment or pledge, shall continue for a period of 180 days after receipt of notice thereof; or

          (d) any representation or warranty made by either of the Owner Participant or the Owner Trustee pursuant to Sections 6 or 7, as the case may be, of the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccurate representation or warranty shall not be material to the recipient at the time when the notice referred to below shall have been received by the Owner Participant or the Owner Trustee or any material adverse impact thereof shall have been cured within thirty (30) days after receipt by the Owner Participant or the Owner Trustee, as the case may be, of a written notice thereof from the Indenture Trustee or from Holders of Secured Notes owning at least 25% in principal amount of Outstanding Secured Notes; provided that if such material adverse impact is
                                --------
     remediable and the Owner Participant or the Owner Trustee is diligently attempting to remedy such impact, the Owner Participant or the Owner Trustee shall have 90 days after receipt of written notice thereof from the Indenture Trustee to remedy any such material adverse impact; or

          (e) either of the Owner Participant or the Owner Trustee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of its or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or an involuntary case or other proceeding shall be commenced against either of the Owner Participant or the Owner Trustee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of its or any substantial part of its part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
     (90) days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Owner Trustee or the Owner Participant, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Indenture Estate, the Owner Trustee or the Owner Participant or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days.

          SECTION 5.03.  Certain Rights.  (a)  If the Charterer shall fail to
                         --------------
make any payment of Base Charter Hire under the Charter when the same shall become due, and if such failure of the Charterer to make such payment of Base Charter Hire shall not constitute the fourth consecutive such failure or the sixth or subsequent cumulative such failure, then as long as no Indenture Event of Default (other than arising from a Charter Event of Default not involving any failure to make any payments to which the Indenture Trustee or any Loan Participant is entitled hereunder when due) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not), without consent or concurrence of the Indenture Trustee or any Holder, in the manner provided in Section 2.03, for application in accordance with Section 4.01, pay to the Indenture Trustee, at any time prior to the day which is the 11th day subsequent to the expiration of the grace period provided for in
Section 17(a)(i) of the Charter with respect to the payment of Base Charter Hire (and the Indenture Trustee shall not (without the prior written consent of the Owner Trustee) declare the Charter in default pursuant to Section 18 thereof or exercise any of the rights, powers or remedies pursuant to such
Section 18 of the Charter or Section 5.04 hereof prior to the occurrence of such later date), an amount equal to the full amount of such payment of Base Charter Hire, together with any interest due thereon on account of the delayed payment thereof to, but not including, the date of such payment in accordance with
Section 2.03(c) hereof, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Charterer (including any Charter Event of Default arising from the Charterer's failure to pay interest in respect of such overdue Base Charter Hire for the period commencing on the date of such payment), but such cure shall not relieve the Charterer of any of its obligations. If the Charterer shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under the Charter or any other Charter Event of Default shall exist (other than the failure to pay Base Charter Hire), and if (but only if) the performance or observance of such covenant, condition or agreement or the cure of such Charter Event of Default can be effected by the payment of money alone (it being understood that actions such as the obtaining of insurance can be so effected), then as long as no other Indenture Event of Default (other than those arising from a Charter Event of Default) shall have occurred and be continuing, the Owner Participant or the Owner Trustee may (but need not), without consent or concurrence of the Indenture Trustee or any Holder, pay to the Indenture Trustee (or to such other person as may be entitled to receive the same), at any time prior to the day which is the later of (x) the 11th day subsequent to notice of such failure or such Charter Event of Default by the Indenture Trustee to the Owner Trustee or the Owner Participant and (y) the 11th day subsequent to the expiration of the grace period, if any, provided with respect to such failure or such Charter Event of Default on the part of the Charterer in Section 17 of the Charter (and the Indenture Trustee shall not (without the prior written consent of the Owner Trustee) declare the Charter in default pursuant to Section 18 thereof or exercise any of the rights, powers or remedies pursuant to such Section 18 or
Section 5.04 hereof prior to the occurrence of such later date), all sums necessary to effect the performance or observance of such covenant or agreement of the Charterer or to cure such Charter Event of Default, together with any interest due thereon on account of the delayed payment thereof to, but not including, the date of such payment, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Charterer or such Charter Event of Default (including any Charter Event of Default arising from the Charterer's failure to pay interest in respect of such overdue payment for the period commencing on the date of such payment), but such cure shall not relieve the Charterer of any of its obligations; provided that the Owner Trustee
                                                 --------
and the Owner Participant, collectively, shall not be entitled to cure any such default or Charter Event of Default if the total amount previously expended and not reimbursed by the Charterer or the Guarantor for curing such Charter Events of Default and the amount which would be expended in connection with any such Charter Event of Default would exceed in the aggregate 2% of the Total Vessel Cost.

          (b) To the extent of any payment made by the Owner Trustee or the Owner Participant pursuant to Section 5.03(a), the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated to the rights of the Indenture Trustee hereunder (or in the case of the second sentence of Section 5.03(a), to the rights of the Indenture Trustee or such other person, as the case may be) to receive the payment of Base Charter Hire or other amount for which such payment was made by the Owner Trustee or the Owner Participant, as the case may be, and the Owner Trustee or the Owner Participant, as the case may be, shall be entitled to receive such payment from the Indenture Trustee upon receipt thereof by the Indenture Trustee; provided, however, that no such amount
                                          --------  -------
shall be paid to the Owner Trustee or the Owner Participant, as the case may be, unless all principal of and interest on the Secured Notes then due and payable and any other amounts then due and payable under the Secured Notes and this Indenture shall have been paid in full and no Indenture Default shall have occurred and be continuing; provided that neither the Owner Participant nor the
                            --------
Owner Trustee shall attempt to recover any such amount paid by it on behalf of the Charterer pursuant to Section 5.03(a) except by demanding of the Charterer payment of such amount or by commencing an action against the Charterer to require the payment of such amount.

          (c) The Owner Trustee, upon exercising cure rights under Section 5.03(a) or rights under Section 6.08(a)(iii) or under Section 20(a) of the Charter, shall not obtain any Lien on any part of the Indenture Estate or Trust Estate on account of such payment for the costs and expenses incurred in connection therewith, nor shall any claims of the Owner Trustee against the Charterer or any other Person for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate or otherwise related to the Indenture Estate.

          (d) If there shall occur an Indenture Event of Default pursuant to
Section 5.02(a) arising as a result of a failure by the Charterer to make any payment of Base Charter Hire when due, the Indenture Trustee shall so notify the Owner Trustee in writing promptly upon such occurrence.

          SECTION 5.04.  Remedies.  (a)  If an Indenture Event of Default shall
                         --------
have occurred and be continuing and so long as the same shall be unremedied, then and in every such case the Indenture Trustee, subject to Sections 3.06, 5.03, 5.04(d), 5.05, 5.09, 6.01 and 6.08, may exercise any or all of the rights and powers and pursue any and all of the remedies herein provided or available under applicable law; provided, however, the Indenture Trustee must give the
                      --------  -------
Owner Trustee and the Charterer at least 10 Business Days' (other than in the case of an automatic acceleration of the Secured Notes as provided in Section 5.04(c)) prior written notice of its intention to exercise remedies pursuant to this Section 5.04 (it being understood that such notice may be given concurrently with any notice of default given hereunder or under the Charter and prior to the expiration of any applicable grace periods). Notwithstanding any contrary provision herein, upon the occurrence and during the continuance of an Indenture Event of

Default, the Indenture Trustee may exercise, subject to Sections 3.06, 5.03(a), 5.05, 5.09, 5.10 and 6.08, all rights and remedies of the Owner Trustee to the exclusion of the Owner Trustee under the Charter (other than those rights and remedies to the extent relating to Excepted Payments), including, without limitation, the right to take possession of all or any part of the Indenture Estate and exclude the Owner Trustee and all Persons (except the Charterer or any Affiliate in respect of rights conveyed under the Conveyancing Instrument if a Charter Event of Default shall not have occurred and be continuing) claiming under the Owner Trustee wholly or partly therefrom. In addition to and without limiting the foregoing, the Indenture Trustee, upon at least twenty-five (25) days' prior written notice to the Owner Trustee, the Charterer and the Owner Participant, may invoke and exercise the power of sale and sell (or cause to be sold) any or all of the Indenture Estate in the manner required by law at public auction, or in any other manner which shall be in accordance with applicable law, or, in lieu of sale pursuant to the power of sale, the Indenture Estate may be foreclosed, and the Indenture Trustee has and may exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction; provided, however, that if an Indenture Event of
                             --------  -------
Default has occurred and is continuing solely by virtue of one or more Charter Events of Default (at a time when no other Indenture Events of Default shall have occurred and be continuing), the Indenture Trustee shall not exercise foreclosure remedies under this Indenture without exercising repossessory or other substantial remedies provided in Section 18 of the Charter, unless exercising such remedies under the Charter shall be prohibited by law, governmental authority or court order, in which case the Indenture Trustee shall not exercise foreclosure remedies under the Indenture until the later of (i) the expiration of a period of sixty (60) days from the commencement of such prohibition and (ii) the expiration of an additional period commencing on the day immediately following the expiration of such 60-day period and ending on the earlier of (x) the 180th day after the relevant stay or prohibition is imposed,
(y) the occurrence of any additional Indenture Event of Default during such additional period and (z) rejection of the Charter; provided that such extended
                                                    --------
period will not apply unless, on the 60th day following the date upon which such stay or prohibition becomes effective, all Indenture Events of Default theretofore existing have been cured (except to the extent arising from the bankruptcy or similar proceeding giving rise to the applicable stay or similar prohibition) and to the extent the Owner Trustee exercises its right to cure any Charter defaults or Charter Events of Default during such 180-day period, the exercise of such rights will not limit the cure rights otherwise available to Shipowner under Section 5.03(a); provided further that notwithstanding any
                                 -------- -------
provision herein to the contrary, the Indenture Trustee shall not sell, assign, transfer or deliver any of the Indenture Estate or take possession of the Indenture Estate unless the Secured Notes shall have been accelerated pursuant to Section 5.04(b) or 5.04(c). The Indenture Trustee shall notify the Owner Trustee, the Owner Participant and the Charterer as soon as is reasonably practicable after its commencement of the exercise of any remedy pursuant to this Section 5.04.

          (b) If an Indenture Event of Default (other than an Indenture Event of Default specified in Section 5.02(e) or an Indenture Event of Default of the type specified in Section

5.02(a) which arises as a result of any Charter Event of Default as is specified in Section 17(a)(vi) of the Charter) shall have occurred and be continuing, then, subject to Sections 5.03, 6.01 and 6.08, the Indenture Trustee may at any time (or shall when instructed by a Majority Interest of Holders of Notes), by five (5) days' written notice to the Owner Trustee, declare all (but not less than all) of the Secured Notes to be due and payable. Upon such declaration, the unpaid principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest, further notice of intention to accelerate maturity or other notice, all of which are hereby waived.

          (c) If an Indenture Event of Default of the type specified in Section 5.02(e), or an Indenture Event of Default of the type specified in Section 5.02(a) which arises as a result of any Charter Event of Default specified in
Section 17(a)(vi) of the Charter shall have occurred and be continuing, the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall become and be due and payable automatically, without declaration, notice, demand, or any other action on the part of the Indenture Trustee or any Holder, all of which are hereby waived. Each of Section 5.04(a), Section 5.04(b) and this Section 5.04(c), however, is subject to the condition that, if at any time after the principal of the Secured Notes shall have become due and payable upon a declared or automatic acceleration thereof as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, all overdue payments of interest upon the Secured Notes and all other amounts payable under the Secured Notes (except the principal of the Secured Notes which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured or waived, then in every such case a Majority in Interest of Holders of Notes, by written instrument filed with the Indenture Trustee, may (but shall not be obligated to) rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

          (d) Notwithstanding any provision in any document or instruction that purports to require the Indenture Trustee to acquire title to any or all of the Indenture Estate upon foreclosure, or pursuant to instructions, the Indenture Trustee shall not be obligated to acquire any such title unless: (i) the Indenture Trustee is provided with such security or indemnity as it shall deem satisfactory to it; (ii) such acquisition of title complies with all applicable Operative Documents, laws, rules and regulations, which shall be evidenced by an opinion of counsel to such effect in form and substance satisfactory to the Indenture Trustee; and (iii) the Indenture Trustee shall have obtained such executed certificates, instruments or other documents, in accordance with its reasonable inquiries or requests.

          SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate.  (a)
                         -------------------------------------------------
The Owner Trustee agrees that, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude the Owner Trustee, and all Persons (except the Charterer or any Affiliate in respect of the rights conveyed under the Conveyancing Instrument if a Charter Event of Default shall not have occurred and be continuing) claiming under the Owner Trustee, wholly or partly therefrom; provided, however, that at least ten
                                           --------  -------
(10) Business Days' prior notice of such taking of possession shall be given to the Owner Trustee. If an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, at the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or any agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession of any property comprising a portion of the Indenture Estate and requiring the Owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee, or
(ii) pursue all or part of such property wherever it may be found, and the Indenture Trustee may enter any of the premises where such property or any portion thereof may be or is supposed to be and search for such property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

          (b) Upon every such taking of possession, the Indenture Trustee may, but shall not be obligated to, make, from time to time and at the expense of the Indenture Estate, such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and power of the Owner Trustee relating to the Indenture Estate as the Indenture Trustee shall deem to be in the best interest of the Holders; provided, however, the Indenture Trustee shall
                                  --------  -------
not operate or use the Vessel in such a manner that disqualifies the Vessel from engaging in U.S. coastwise trade. The Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenue, issues, income, products and profits of the Indenture Estate and every part thereof, other than Excepted Payments. Such tolls, rents (including Charter Hire), revenues, issues, income, products and profits shall be applied (i) to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate, (ii) to pay the expense of all maintenance, repairs, replacements, alterations, additions and improvements, (iii) to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any portion thereof, including, without limitation, the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee, and (iv) to pay amounts owing in respect of the Secured Notes in accordance with the provisions thereof and hereof and to make all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

          (c) Any of the Indenture Trustee, the Owner Trustee or the Owner Participant may be a purchaser of the Indenture Estate or any portion thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price therefor the amount then due to it hereunder or under any of the Secured Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder or under the Secured Notes held by such Holder, to the extent of such portion of the purchase price as it would have received had it been entitled to share in any distribution thereof. The Indenture Trustee or any Holder or any nominee of any such Holder shall acquire, upon any such purchase, good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in the Owner Trustee in respect of the property so purchased.

          (d) Any sale or other conveyance of any of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture or the Charter shall bind the Owner Trustee, the Holders and the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Holders and the Owner Participant in and to such Indenture Estate or portion thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance, or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee. In the event of any such sale, the Owner Trustee shall execute any and all such bills of sale and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit continuation of such sale and to effectuate the transfer or conveyance referred to in the first sentence of this Section 5.05(d). The Owner Trustee shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all instruments as may reasonably be requested for such purpose. Any such sale or sales made hereunder shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Owner Trustee in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Owner Trustee and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Owner Trustee. Upon any sale or other disposition of the Indenture Estate by the Indenture Trustee, the Indenture

Trustee will promptly account in writing, in reasonable detail, to the Owner Trustee for the amount of such sale, the costs and expenses incurred in connection therewith and any surplus proceeds.

          (e) The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof), at any time after an Indenture Event of Default either before or after declaring due and payable the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, for all or any portion of the Indenture Estate, whether such receivership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and, to the extent permitted by applicable law, the Owner Trustee hereby consents to the appointment of such a receiver, and agrees that it will not oppose any such appointment. Any receiver appointed for all or any portion of the Indenture Estate shall be entitled in addition to any powers available under applicable law, to exercise all the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

          (f) To the extent now or at any time hereafter enforceable under applicable law, the Owner Trustee covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay, extension, moratorium, any exemption from execution or sale or other similar law or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or any right to have a portion of the Indenture Estate or the security for the Secured Notes marshalled or otherwise redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of the Owner Trustee acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or use any such law or laws, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Nothing in this Section 5.05(f) shall be deemed to be a waiver by the Owner Trustee of its rights under Section 5.03 hereof.

          The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Secured Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Holder in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

          (g) The Indenture Trustee may adjourn from time to time any sale to be made under or by virtue of this Indenture for such sale or for such adjourned sale or sales, and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (h) Any recovery of any judgment by the Indenture Trustee under the Secured Notes and any levy of any execution under any such judgment upon the Indenture Estate shall not affect in any manner or to any extent the security title and security interest conveyed hereby upon the Indenture Estate or any part thereof, or any conveyances, powers, rights and remedies of the Indenture Trustee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (i) Notwithstanding anything contained herein, so long as any Pass Through Trustee is a registered Holder, the Indenture Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause the related Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          SECTION 5.06.  Remedies Cumulative.  Each and every right, power and
                         -------------------
remedy provided the Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every right, power and remedy herein specifically provided or now or hereafter existing at law, in equity or otherwise. Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any such right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right or power or in the pursuit of any remedy shall impair any such right, power or remedy, or be construed to be a waiver of any Indenture Event of Default or to be an acquiescence therein.

          SECTION 5.07.  Discontinuance of Proceedings.  In case the Indenture
                         -----------------------------
Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Indenture Trustee and the Charterer shall, subject to any determination in such proceeding, be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all right, powers and remedies of the Indenture Trustee shall continue as if no such proceeding had been instituted.

          SECTION 5.08.  Waiver of Past Defaults.  Upon written instruction of a
                         -----------------------
Majority in Interest of Holders of Notes, the Indenture Trustee shall waive any Indenture Event of Default specified in such instruction and its consequences, and upon any such waiver such Indenture Event of Default shall cease to exist for every purpose of this Indenture; provided, however, that no such waiver
                                     --------  -------
shall extend to any subsequent or other Indenture Event of Default or impair any right or consequence thereof; and provided further, however, that in the absence
                                  -------- -------  -------
of the written instruction of the Holders of all Secured Notes then Outstanding, the Indenture Trustee shall not waive any Indenture Event of Default arising from a default (i) in the payment of the principal of or interest on, or other amounts due under, any Secured Note then Outstanding, or (ii) in respect of a covenant or provision hereof which pursuant to the terms of Article IX cannot be modified or amended without the consent of each Holder of a Secured Note then Outstanding.

          SECTION 5.09.  No Action Contrary to Charterer's Rights Under the
                         --------------------------------------------------
Charter. Notwithstanding any other provision of this Indenture or any other
-------
Operative Document, including, without limitation, Sections 5.04 and 5.05 hereof, unless a Charter Event of Default shall have occurred and be continuing and the Charter shall have been declared to be in default pursuant to Section 18(a) thereof (and then only in accordance with the Charter), the Indenture Trustee shall not take or cause to be taken any action contrary to the Charterer's rights under the Charter, including, without limitation, the rights of the Charterer under Section 5(e) thereof.

          SECTION 5.10.  Rights of Holders of Secured Notes.  Notwithstanding
                         ----------------------------------
any provision herein (including Section 5.11) to the contrary, the Holder of a Secured Note shall have the absolute and unconditional right to receive payment from the Indenture Estate of the principal of and interest on such Secured Note on the dates and as specified in such Secured Note, and to institute suit against the Owner Trustee for the enforcement of any such payment, subject to
Section 2.02, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.11.  Limitation on Suits by Holders.  A Holder may pursue a
                         ------------------------------
remedy under this Indenture or under a Secured Note only if:

          (i) the Holder gives to the Indenture Trustee written notice of a continuing Indenture Event of Default under this Indenture;

          (ii) the Holders of at least 25 percent (25%) of the Outstanding principal amount of the Secured Notes instruct the Indenture Trustee to pursue the remedy;

          (iii) such Holder or Holders offer to the Indenture Trustee indemnity satisfactory to the Indenture Trustee against any loss, liability or expense to be, or which may be, incurred by the Indenture Trustee in pursuing the remedy;

          (iv) the Indenture Trustee does not comply with the request within 60 days after receipt of the instructions and the offer of indemnity; and

          (v) during such 60-day period, a Majority in Interest of Holders do not give the Indenture Trustee an instruction inconsistent with the request.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.


                                  ARTICLE VI

                        DUTIES OF THE INDENTURE TRUSTEE

          SECTION 6.01.  Certain Actions.  If the Indenture Trustee shall have
                         ---------------
Actual Knowledge of any Indenture Event of Default or any Indenture Default or any failure on the part of the Charterer to make any payment of Charter Hire when due or any Event of Loss or other material fact relating to the Vessel, the Indenture Trustee shall (a) give prompt telephonic notice (promptly confirmed in writing) to the Owner Trustee, the Owner Participant and the Charterer and (b) within ninety (90) days after obtaining such Actual Knowledge, mail to each Holder notice of all Indenture Events of Default unless, in each case, such Indenture Event of Default has been remedied before the giving of such notice and the Indenture Trustee has Actual Knowledge that such Indenture Default or Indenture Event of Default has been so remedied; provided, however, that the
                                                 --------  -------
failure by the Indenture Trustee to provide such notice shall not invalidate any actions subsequently taken by the Indenture Trustee in connection with such Indenture Event of Default. Except in the case of a default in the payment of the principal or interest on any Secured Note, the Indenture Trustee shall be protected in withholding the notice required under clause (b) above if and so long as Responsible Officers of the Indenture Trustee in good faith determine that withholding such notice is in the interest of the Holders.

          SECTION 6.02.  Action upon Instructions.  (a)  The Indenture Trustee
                         ------------------------
shall, upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes, give such notice, consent or direction or exercise such right, remedy or power hereunder or under the Charter or any other agreement constituting part of the Indenture Estate as shall be specified in such instruction; provided, however, that nothing set forth in this Section
                     --------  -------
6.02(a) shall entitle the Holders to cause the Indenture Trustee to give any notice or exercise any right, power or remedy that is not elsewhere authorized by, or is otherwise restricted or prohibited by, this Indenture or any other Operative Document. If the Indenture Trustee shall not have received instructions as above provided within twenty (20) calendar days after mailing of the notice pursuant to Section 6.01 to the Holders, the Indenture Trustee may take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Event of Default as it shall determine to be advisable and in the best interest of the Holders. If the Indenture Trustee receives any instructions after the expiration of the aforementioned 20-day period, the Indenture Trustee shall use its best efforts to conform any action being taken to comply with those instructions.

          (b) The Indenture Trustee shall not consent to the assignment by the Charterer of all or any material portion of its right, title and interest in, to and under the Charter, except (i) with respect to an assignment permitted under
Section 16(b) of the Charter or (ii) upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes. Nothing set forth herein shall be construed to permit such assignment without the consent of the Owner Trustee or to adversely affect any right of the Owner Trustee.

          SECTION 6.03.  Release of Lien of Indenture.  (a)  Release of
                         ----------------------------        ----------
Indenture Estate. Upon satisfaction of the conditions for termination of this
----------------
Indenture set forth in Section 10.01, the Liens of the Indenture and of the Ship Mortgage on the Indenture Estate shall terminate and the Indenture Trustee, upon the written request of the Owner Trustee or the Charterer, shall execute and deliver to, or as directed by, the Owner Trustee or the Charterer, all appropriate instruments (in due form for recording or filing) releasing the Indenture Estate from the Liens of this Indenture and of the Ship Mortgage, and the Indenture Trustee shall pay all moneys or other properties or proceeds held by it under this Indenture to the Owner Trustee and shall give notice to the Charterer of such payment. The reasonable cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(a) shall be borne by the Charterer.

          (b) Release of the Vessel upon Transfer.  Upon any transfer by the
              -----------------------------------
Owner Trustee of the Vessel pursuant to Sections 11, 12 or 15(a) of the Charter or any retention by the Owner Trustee of the Vessel pursuant to Section 12 of the Charter and receipt by the Indenture Trustee of all amounts of Charter Hire therefor that constituted a part of the Indenture Estate due and payable by the Charterer and the concurrent redemption of Secured Notes as set forth in Sections 3.02 and 4.02 and the payment of any other amounts then due and owing hereunder, the Liens of the Indenture and of the Ship Mortgage shall terminate and the Indenture Trustee, upon the written request of the Owner Trustee or the Charterer, shall execute and deliver to, or as directed by, the Owner Trustee or the Charterer, all appropriate instruments (in due form for recording or filing) releasing the Vessel, and all property relating thereto and then constituting a portion of the Indenture Estate from the Liens of this Indenture and of the Ship Mortgage. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(b) shall be borne by the Charterer.

          (c) Release of Lien upon Full Payment of Secured Notes.  Upon payment
              --------------------------------------------------
in full of the principal of and interest on and all other amounts due and payable under the Secured Notes, and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document, the Indenture Trustee, upon the written request of the Owner Trustee, shall execute and deliver to, or as directed by, the Owner Trustee or the Charterer, all appropriate instruments (in due form for recording or filing) releasing the Vessel, and all other property relating thereto and then constituting a portion of the Indenture Estate from the Liens of this Indenture and of the Ship Mortgage. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(c) shall be borne by the Charterer.

          (d) Disposition, Substitution and Release of Vessel Included in the
              ---------------------------------------------------------------
Indenture Estate During Continuation of Charter.  So long as the Charter is in
-----------------------------------------------
effect, any alterations, improvements and Modifications in and additions to the Vessel shall, to the extent required or specified by the Charter, become subject to the Lien of this Indenture and of the Ship Mortgage and be leased to the Charterer under the Charter; provided that, to the extent permitted by and as
                             --------
provided in the Charter, the Charterer shall have the right, at any time and from time to time, without any release from or consent by the Owner Trustee or the Indenture Trustee or any other Person, to remove and/or replace any item of property constituting part of the Vessel and to make alterations, improvements and Modifications in, and additions to, the Vessel to the extent set forth in the Charter. Each of the Indenture Trustee and the Owner Trustee agrees that, to the extent permitted by and as provided in the Charter, title to any such removed or replaced item of property, shall vest in the Charterer. The Indenture Trustee shall from time to time execute an appropriate written instrument or instruments to confirm the release of the security interest of the Indenture Trustee in any such replaced item of property, as provided in this
Section 6.03(d) in each case upon receipt by the Indenture Trustee of a request of a Charterer stating that said action was duly taken by the Charterer in conformity with this Section 6.03(d) and that the execution of such written instrument or instruments is appropriate to evidence such release of a security interest under this Section 6.03(d). The reasonable cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(d) shall be borne by the Charterer.

          SECTION 6.04.  Indemnification.  The Indenture Trustee shall not be
                         ---------------
required to take any action or refrain from taking any action instructed to be taken or refrained from being taken pursuant to Section 6.02 or under Article V unless the Indenture Trustee shall have been indemnified to the Indenture Trustee's reasonable satisfaction against any liability (including, without limitation, environmental liability), cost or expense (including, without limitation, the reasonable fees and expenses of counsel) which may be incurred in connection therewith, other than any such liability, cost or expense which results from the willful misconduct or gross negligence of the Indenture Trustee and for the failure of the Indenture Trustee to exercise ordinary care in distributing funds in accordance with the terms of the Operative Documents. Except with respect to actions required by the first sentence of Section 6.01 hereof, the Indenture Trustee shall be under no obligation to take any action under this Indenture and nothing contained in this Indenture shall require the Indenture Trustee to expend or risk the Indenture

Trustee's own funds or otherwise incur any financial liability or any other liability (including, without limitation, environmental liability) in the performance of any of the Indenture Trustee's duties hereunder or in the exercise of any of the Indenture Trustee's rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Indenture Trustee shall not be required to take any action under Section 6.02 or
Article V, nor shall any other provision of this Indenture be deemed to impose a duty on any Indenture Trustee to take any action, if such Indenture Trustee shall have reasonably determined or been advised by its counsel that such action is contrary to the terms hereof or of any other Operative Document, or is contrary to applicable law.

          SECTION 6.05.  No Implied Duties.  No implied duties or obligations of
                         -----------------
the Indenture Trustee shall be read into this Indenture.

          SECTION 6.06.  Duties to Remove Certain Liens.  The Indenture Trustee,
                         ------------------------------
in its individual capacity, shall comply with Section 11.4(a) of the Participation Agreement.

          SECTION 6.07.  No Action Except Under Operative Documents or
                         ---------------------------------------------
Instructions. The Owner Trustee and the Indenture Trustee agree that they will
------------
not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Vessel or any other part of the Indenture Estate except (a) in accordance with the terms of the Charter or the other Operative Documents or (b) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee and the Indenture Trustee pursuant to the express terms of this Indenture and the Trust Agreement.

          SECTION 6.08.  Certain Rights of the Owner Trustee and the Owner
                         -------------------------------------------------
Participant. Notwithstanding the Granting Clause or any other provision in this
-----------
Indenture to the contrary:

          (a) each of the Owner Trustee and the Owner Participant shall have the right, to the exclusion of the Indenture Trustee, whether or not an Indenture Event of Default is continuing and whether or not the Indenture Trustee has foreclosed on the Lien of the Indenture, (i) to receive Excepted Payments, (ii) to demand, collect, sue for or waive any notice of default with respect to Excepted Payments, and (iii) to enforce the payment of Excepted Payments due and payable to it by appropriate judicial proceedings and to exercise other remedies as provided under any Operative Document to the extent and with respect to any portion of the Indenture Estate which shall have been released pursuant to the terms of this Indenture; provided that the rights referred to in clause (iii) of this
                --------
     Section 6.08(a) shall not be deemed to include the exercise of any remedies provided for in Section 18 of the Charter other than the right to proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Charterer of the applicable covenants or to recover damages for breach thereof;

          (b) at all times prior to the foreclosure of the Lien of the Indenture, whether or not an Indenture Event of Default is continuing, each of the Owner Trustee and the Owner Participant shall have the right, but not to the exclusion of the Indenture Trustee, (i) to receive from the Charterer all notices, financial statements, certificates, opinions of counsel and other documents and information which the Charterer is permitted or required to give or furnish to the Owner Trustee or the Owner Participant pursuant to the terms of any Operative Document, (ii) to retain all rights with respect to liability insurance which Section 10 of the Charter specifically confers upon the Owner Trustee or the Owner Participant, and (iii) to exercise inspection rights pursuant to Section
     10.5 of the Participation Agreement and Section 6(b) of the Charter;

          (c) prior to the foreclosure of the Lien of the Indenture and whether or not an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, to the exclusion of the Indenture Trustee, to adjust Base Charter Hire, Stipulated Loss Values and Termination Values and the EBO Exercise Price pursuant to Section 2.12.1 of the Participation Agreement but subject to the limitations set forth in
     Section 3(h) of the Charter and 2.12.2 of the Participation Agreement; and

          (d) so long as no Indenture Event of Default shall have occurred and be continuing (subject to Section 9.02), the Owner Trustee shall retain (to the exclusion of the Indenture Trustee) all rights of the "Shipowner" or the "Owner Trustee" under the Charter or any other Operative Document, as the case may be, other than the Indenture Trustee's right to receive any funds assigned to the Indenture Trustee under the terms of this Indenture.

          SECTION 6.09.  Filing of Financing and Continuation Statements.  The
                         -----------------------------------------------
Indenture Trustee shall, at the expense of the Owner Trustee, execute and file any continuation or similar statement or document delivered to it by the Owner Trustee or the Charterer in a form reasonably satisfactory to the Indenture Trustee and proper for filing.

          SECTION 6.10.  Publishing of Notices.  The Indenture Trustee will
                         ---------------------
furnish to the Owner Trustee and the Owner Participant, promptly upon receipt thereof, a duplicate or copy of each report, notice, request, demand, instruction, certificate, financial statement or other instrument furnished to the Indenture Trustee hereunder or under any other Operative Document.

          SECTION 6.11.  Taxes; Withholding; Information Reporting.  The
                         -----------------------------------------
Indenture Trustee shall exclude and withhold from each distribution of principal and interest and other amounts due hereunder or under the Secured Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Secured Notes or otherwise due hereunder, to withhold such taxes or charges and timely pay the same to the appropriate authority in the name of and on behalf of the Loan Participants, (b) that it will file any necessary withholding tax returns or statements when due and (c) that, as promptly as possible after the payment of such withheld amounts, it will deliver to each Loan Participant appropriate documentation showing the payment of such withheld amounts, together with such additional documentary evidence as such Loan Participants may reasonably request from time to time. The Indenture Trustee agrees to file any other information reports as it may be required to file under United States law. No withholding or action with respect thereto shall constitute or give rise to any Indenture Event of Default or any other claims against the Owner Participant or the Owner Trustee. Any tax withheld by the Indenture Trustee pursuant to this Section 6.11 shall be deemed for all purposes of this Indenture and the Secured Notes to have been paid to the Holder with respect to which such tax was withheld.


                                  ARTICLE VII

                  THE INDENTURE TRUSTEE AND THE OWNER TRUSTEE

          SECTION 7.01.  Acceptance of Trusts and Duties.  The Indenture Trustee
                         -------------------------------
accepts the duties hereby created and applicable to it and agrees to perform the same upon the terms and conditions set forth in this Indenture and the Participation Agreement. The Indenture Trustee further agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the terms hereof. The Indenture Trustee shall not be answerable or accountable in its individual capacity under any circumstances, except (a) for its willful misconduct or gross negligence, (b) for its failure to exercise reasonable care in safeguarding the security held by it pursuant to the terms hereof, (c) in the case of the inaccuracy of any representations or warranties, or the breach of any covenants, made by the Indenture Trustee in its individual capacity and contained in the Participation Agreement or any other Operative Document or referred to by reference in Section 7.03 hereof, (d) as provided in Sections
2.03 and 6.06, (e) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee hereunder, or (f) except as otherwise expressly provided herein for its failure to use ordinary care in disbursing funds in accordance with the terms hereof.

          SECTION 7.02.  Absence of Duties Except as Specified.  Except in
                         -------------------------------------
accordance with written instructions pursuant to Section 6.01 or 6.02, and except as provided in, and without limiting the generality of, Sections 6.04, 6.05, 6.06, 6.07, 7.01 and 7.03, the Indenture Trustee shall have no duty (a) to record or file the Ship Mortgage, the Charter or this Indenture or any other document, or to maintain any such recording or filing, or to rerecord or refile any such document, (b) to effect or maintain any such insurance, whether or not the Charterer shall be in default with respect thereto, (c) to discharge any Lien of any kind against any part of the Trust Estate or the Indenture Estate, or (d) to inspect the Vessel at any time, or to ascertain or inquire as to the performance or observance of any of the Charterer's covenants pursuant to the terms of the Charter.

          SECTION 7.03.  No Representations or Warranties.  NEITHER THE OWNER
                         --------------------------------
TRUSTEE NOR THE INDENTURE TRUSTEE MAKES (a) ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AS TO THE VALUE, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, OPERATION, CONSTRUCTION, PERFORMANCE, DESIGN OR CONDITION OF THE VESSEL OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE VESSEL OR ANY COMPONENT OF THE VESSEL, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE VESSEL, OR ANY COMPONENT OF THE VESSEL, or (b) any representation or warranty as to the validity, legality or enforceability of this Indenture, any of the other Operative Documents or the Secured Notes, or as to the correctness of any statement contained in any thereof, except as set forth in Section 7.01 of this Indenture, Sections 7 and 8 of the Participation Agreement, respectively, and Section 7.3 of the Trust Agreement.

          SECTION 7.04.  No Segregation of Moneys; No Interest; Investments.
                         --------------------------------------------------
Any moneys paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Holders, the Charterer or the Owner Trustee shall be deposited in a separate, interest bearing cash collateral account; provided that any payments received or applied
                                 --------
hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or any other Operative Document shall be invested and reinvested by the Indenture Trustee from time to time in Permitted Investments at the written direction of (i) the Charterer if such amounts would be payable to the Charterer upon satisfaction of any applicable conditions; or (ii) the Owner Participant in the case of the remaining portion of such amounts; provided, however, that in the event there
                                   --------  -------
shall be continuing any Indenture Event of Default, such directions may be given exclusively by a Majority in Interest of Holders of Notes provided further, that
                                                          -------- -------
in the event the Indenture Trustee shall not have received such written direction from such appropriate party, such amounts shall be invested in investments of the type described in clause (iv) of the definition of Permitted Investments. The Indenture Trustee shall have no liability for any loss resulting from any investment required to be made hereunder other than by reason of its own willful misconduct or negligence in failing to comply with such instructions. Any net income or gain realized as a result of any such investment or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Indenture Trustee whenever necessary to make any application as required by the terms of this Indenture or of any applicable Operative Document.

          SECTION 7.05.  Reliance; Agents; Advice of Counsel.  Neither the Owner
                         -----------------------------------
Trustee nor the Indenture Trustee (in their respective individual or trust capacities for the purposes of this Section 7.05) shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. Either of the Owner Trustee or the Indenture Trustee may accept a copy of a resolution of the Board of Directors or other governing body of any party to the Participation Agreement or other Operative Agreement, certified by the Secretary or any Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Indenture Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Owner Trustee or the Indenture Trustee (in their individual or trust capacities), as the case may be, for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action to be taken by the Owner Trustee pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. The Owner Trustee shall assume, and shall be fully protected in assuming, that the Indenture Trustee is authorized to enter into this Indenture and to take all action to be taken by the Indenture Trustee pursuant to the provisions hereof, and shall not inquire into the authorization of the Indenture Trustee with respect thereto. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and at the expense of the Indenture Estate may consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountant or other skilled Person acting within such Person's area of competence (so long as the Indenture Trustee shall have exercised due care in selecting such Persons), provided that, so long as no Charter Event of Default shall have occurred and be
--------
continuing, no such Persons (other than counsel to the Indenture Trustee or its accountants) shall be retained by the Indenture Trustee without the consent of the Charterer, such consent not to be unreasonably withheld.

          SECTION 7.06.  No Compensation from Holders or Indenture Estate.
                         ------------------------------------------------
Notwithstanding any other provision hereof, the Indenture Trustee shall have no right against the

Holders, the Owner Trustee, the Owner Participant or, except as otherwise provided in Section 4.03, the Indenture Estate for any fee as compensation for its services hereunder.

          SECTION 7.07.  Right of the Indenture Trustee to Perform Covenants,
                         ----------------------------------------------------
Etc.  If the Owner Trustee or the Charterer shall fail to make any payment or
---
perform any act required to be made or performed by it hereunder or under any Operative Document to which it is a party or if the Owner Trustee or the Charterer shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or any other Operative Document to which it is a party, and provided a Charter Event of Default shall have occurred and be continuing and remedies be exercised under the Charter, the Indenture Trustee, after notice to and demand upon the Owner Trustee or the Charterer and affording the Owner Trustee and the Charterer a reasonable opportunity to cure, and without waiving or releasing any obligation or Charter Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account of and at the expense of the Indenture Estate, and may enter upon any property for such purpose and take all such action with respect thereto as, in the Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses (including, without limitation, legal fees and expenses) so incurred, shall constitute additional indebtedness secured by this Indenture and by the Ship Mortgage and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

          SECTION 7.08.  Moneys for Payments in Respect of Notes to be Held in
                         -----------------------------------------------------
Trust. In case the Holder of any Secured Note shall fail to present the same for
-----
payment on any date on which the principal thereof becomes payable, the Indenture Trustee may set aside in trust the moneys then due thereon uninvested and shall pay such moneys to any Holder of such Secured Note upon due presentation for surrender thereof in accordance with the provisions of this Indenture, subject to the provisions of Section 7.09.

          SECTION 7.09.  Disposition of Moneys Held for Payments of Notes.  (a)
                         ------------------------------------------------
Any money set aside under Section 7.08 and not paid to Holders under Section
7.08 shall be held by the Indenture Trustee in trust until the date three years after the date of such setting aside, and thereafter shall be paid to the Owner Trustee by the Indenture Trustee who then shall be released from all further liability with respect to such moneys, and thereafter the Holders of the Secured Notes in respect of which such moneys were so paid to the Owner Trustee shall have no rights in respect thereof except to obtain payment of such moneys from the Owner Trustee.

          (b) All moneys and U.S. Government Obligations deposited with the Indenture Trustee pursuant to Section 10.01 shall be held in trust and applied by it, in accordance with the provisions of the Secured Notes and this Indenture, to the payment to the Holders of all sums due and to become due thereon for principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Indenture Trustee shall promptly pay or return to the Owner Trustee upon the written request of the Owner Trustee any money or U.S. Government Obligations held by it at any time that are not required for the payment of the amounts described in the preceding sentence for which money or U.S. Government Obligations have been deposited pursuant to Section 10.01.


                                 ARTICLE VIII

                   SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

          SECTION 8.01.  Notice of Successor Owner Trustees.  In the case of any
                         ----------------------------------
appointment of a successor to the Owner Trustee pursuant to the Trust Agreement, or any merger, conversion or consolidation or transfer of substantially all of the corporate trust business of the Owner Trustee, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee.

          SECTION 8.02.  Resignation of Indenture Trustee; Appointment of
                         ------------------------------------------------
Successor. (a)  The Indenture Trustee or any successor thereto may resign at any
---------
time without cause by giving at least thirty (30) days prior written notice to the Owner Trustee, the Owner Participant, the Charterer and each Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee as provided in Section 8.02(b). In addition, a Majority in Interest of Holders of Notes may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Trustee, the Owner Participant, the Charterer and the Indenture Trustee, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee as provided in Section 8.02(b). The Owner Trustee (acting pursuant to instructions from the Charterer) may remove the Indenture Trustee if:

          (1) the Indenture Trustee fails to comply with Sections 6.06 or 8.02(c) hereof;

          (2) the Indenture Trustee is adjudged as bankrupt or an insolvent;

          (3) a receiver or public officer takes charge of the Indenture Trustee or its property; or

          (4) the Indenture Trustee becomes incapable of acting.

In the case of the resignation or removal of the Indenture Trustee, the Owner Trustee (acting pursuant to instructions from the Charterer) shall promptly appoint a successor Indenture Trustee. If a successor Indenture Trustee shall not have been appointed within thirty (30) days of such notice of resignation or removal, the Indenture Trustee, the Owner Trustee, the Owner Participant, the Charterer or a Majority in Interest of Holders may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee qualified under
Section 8.02(c) to act until such time, if any, as a successor shall have been appointed as above provided in this Section 8.02. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided in this Section 8.02.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee and to the predecessor Indenture Trustee an instrument accepting such appointment, and shall give the Owner Participant, the Holders and the Charterer written notice of such acceptance. Upon the execution and delivery of such instrument, such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder with like effect as if originally named the Indenture Trustee herein. Notwithstanding and without limiting the foregoing, the predecessor Indenture Trustee, upon the written request of the successor Indenture Trustee, shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder and all books and records relating to the administration of the Indenture Estate.

          (c) There shall at all times be an Indenture Trustee hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, subject to supervision or examination by Federal or State authority, having a combined capital and surplus of at least $75,000,000, regularly engaged in or having expertise in leveraged leasing. If such bank or trust company publishes reports of condition at least annually, pursuant to applicable law or to the requirements of the aforesaid supervising or examining authority, then for purposes hereof the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 8.02, be the Indenture Trustee under this Indenture without further act.

          SECTION 8.03.  Co-Trustees and Separate Trustees.  (a)  If, at any
                         ---------------------------------
time it shall be necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien of this Indenture and of the Ship Mortgage, the Indenture Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Holders, or a Majority in Interest of Holders of Notes in writing shall so request the Indenture Trustee and the Owner Trustee, the Indenture Trustee and the Owner Trustee shall execute and deliver all instruments and agreements necessary or proper either (i) to constitute another bank or trust company or one or more Persons approved by the Charterer, the Indenture Trustee and the Owner Trustee, either to act as co-trustee or co-trustees of all or any portion of the Indenture Estate, jointly with the Indenture Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such portion of the Indenture Estate in each case with such rights, powers, duties and obligations as may be provided in such supplemental indenture or such instrument of appointment as the Indenture Trustee or a Majority in Interest of Holders of Notes may deem necessary or advisable, or (ii) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional or separate trustee, subject in each case to the remaining provisions of this Section 8.03. In the event that the Charterer or Owner Trustee shall not have joined in the execution of such instruments and agreements within fifteen (15) days after the receipt of a written request from the Indenture Trustee to do so, or if an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section 8.03 without the concurrence of the Charterer or Owner Trustee; and the Owner Trustee hereby appoints the Indenture Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this
Section 8.03(a) in either of such contingencies. The Indenture Trustee may, in such capacity, execute deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such co-trustee(s) or separate trustee(s) or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such co-trustee(s) or separate trustee(s). In case any co-trustees or separate trustee(s) appointed under this Section 8.03(a) shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such co-trustee(s) or separate trustee(s) shall revert to and shall vest in and may be exercised by the Indenture Trustee, to the extent permitted by law until a successor, additional or separate trustee is appointed as provided in this Section 8.03(a).

          (b) Every co-trustee and separate trustee hereunder shall, to the extent permitted by law and except as otherwise expressly provided in any Operative Document, be appointed and act, and the Indenture Trustee and its successors shall act, subject to the following provisions and conditions:

          (i) the Secured Notes shall be authenticated and delivered by the Indenture Trustee, and all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, control, payment and management of moneys, papers or securities, shall be exercised, solely by the Indenture Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee or co-trustees or separate trustee or trustees jointly, except to the extent that under any applicable law or in any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or co-trustees or separate trustee or trustees; but subject to the same limitations in any exercise of his, her or its power and authority as those to which the Indenture Trustee is subject under the terms of this Indenture;

          (iii) notwithstanding anything herein contained to the contrary, no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or trustees, shall be exercised hereunder by such additional trustee or trustees except jointly with, or with consent in writing of, the Indenture Trustee;

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

          (v) the powers of any co-trustee(s) or separate trustee(s) appointed pursuant to this Section 8.03 shall not in any case exceed those of the Indenture Trustee hereunder; and

          (vi) the Owner Trustee and the Indenture Trustee, at any time, by an instrument in writing executed by them jointly, may remove any such trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such co-trustee or co-trustees or separate trustee or trustees, as the case may be, acceptable to the Charterer. In the event that the Owner Trustee shall not have joined in the execution of any such instrument within fifteen (15) days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have the power to remove any such co-trustee or separate trustee and to appoint a successor co-trustee or separate trustee without the concurrence of the Owner Trustee. In the event that the Indenture Trustee alone shall have appointed a separate trustee or trustees or co- trustee or co-trustees as above provided in this Section 8.03, it may at any time, by an instrument in writing, remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee so removed to be appointed by the Owner Trustee and the Indenture Trustee, or by the Indenture Trustee alone, as provided in this Section 8.03.


                                  ARTICLE IX

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                         INDENTURE AND OTHER DOCUMENTS

          SECTION 9.01.  Indenture Supplements Without Consent of Holders.  The
                         ------------------------------------------------
Owner Trustee and the Indenture Trustee, without the consent of any Holder and at any time and from time to time, may enter into one or more amendments or supplements to this Indenture, in form satisfactory to each of the Owner Trustee and Indenture Trustee, for any of the following purposes:

          (a) to subject to the Lien of this Indenture additional property constituting part of the Indenture Estate pursuant to a supplement to this Indenture substantially in the form of Exhibit D to this Indenture;

          (b) to correct or amplify the description of any property at any time subject to the Lien of this Indenture;

          (c) to add to the covenants of the Owner Trustee for the benefit of the Holders or to surrender any right or power herein conferred upon the Owner Trustee, the Owner Participant or the Charterer;

          (d) to cure any ambiguity, to correct or supplement any provision herein or in the Secured Notes which may be defective or inconsistent with any other provisions of this Indenture, to make any other changes not inconsistent with the provisions hereof, provided that such action shall
                                              --------
     not adversely affect the interests of any Holder;

          (e) to provide for the assumption by the Charterer of the obligations of the Owner Trustee hereunder in accordance with the terms and conditions applicable thereto specified in Section 3.04, including, without limitation, such amendments to Exhibit C as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof (provided that such amendments to Exhibit C shall not adversely affect the
      --------
     interests of the Loan Participants);

          (f) to evidence the succession of a new Owner Trustee in accordance with the Trust Agreement or the succession of a new Indenture Trustee hereunder or the appointment or removal of any co-trustee or separate trustee thereunder or hereunder;

          (g) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Loan Participants;

          (h) to add to the rights of the Loan Participants;

          (i) to include on the Secured Notes any legend as may be required by law; or

          (j) to provide for the establishment and issuance of (A) Additional Notes pursuant to Section 14 of the Participation Agreement or Section 2.08 hereof or (B) Refunding Secured Notes in connection with a refunding or refinancing pursuant to Section 15 of the Participation Agreement or
     Section 3.05 hereof.

          SECTION 9.02.  Supplements and Amendments to Indenture With Consent of
                         -------------------------------------------------------
Holders of Notes.  (a)  Without the consent of a Majority in Interest of Holders
----------------
of Notes, the Owner Trustee may not modify, amend or supplement any of the Charter, the Participation Agreement or the Trust Agreement, or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in Section 9.02(c) may
            --------  -------
be taken without the consent of the Indenture Trustee or any Holder.

          (b) Except as provided in Section 9.01 or 9.02(c) or 9.02(d), at any time and from time to time, with the consent of a Majority in Interest of Holders of Notes and, whether or not an Indenture Event of Default exists, upon the written consent of the Owner Trustee and the Owner Participant, the Indenture Trustee (x) shall execute an amendment or supplement to this Indenture for the purpose of adding provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or (y) shall execute an amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, the Participation Agreement, or (z) shall consent to any amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Charter or the Trust Agreement; provided, however, that no such amendment or supplement to
                     --------  -------
this Indenture, or consent, waiver, authorization, approval, amendment or supplement to the Participation Agreement, the Charter or the Trust Agreement (whether pursuant to subsection (a) or (c) of this Section 9.02, and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding) shall, without the consent of each Holder of a Secured Note then Outstanding:

          (i) change the stated maturity of the principal of, or any installment of interest on, or the amount of any payment upon any mandatory or optional repayment, purchase or redemption of any Secured Note, or change the principal amount thereof or any other amount payable in respect thereof or reduce the Make-Whole Amount, if any, or interest thereon, or change the place of payment where, or the coin or currency in which, any Secured Note or the interest thereon is payable;

          (ii) permit the creation of any Lien on the Indenture Estate not otherwise permitted hereunder or deprive any Holder of the benefit of the Lien of this Indenture upon the Indenture Estate, or any portion thereof, for the security of its Secured Notes;

          (iii) change the percentage of the aggregate principal amount of Secured Notes required to take or approve any action hereunder or any other Operative Document;

          (iv) modify the definitions of "Indenture Default", "Indenture Event of Default", "Majority in Interest of Holders of Notes", "Charter Default" or "Charter Event of Default";

          (v) modify the order of priorities in which distributions are to be made under Article IV;

          (vi) reduce the amount or change the time of any payment of Base Charter Hire, Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value, except as expressly permitted pursuant to the terms of the Charter or the Participation Agreement as executed on the date hereof, so that such payments would be insufficient to pay principal of and interest on the outstanding Secured Notes as they become due hereunder;

          (vii)   modify, amend or supplement any of the provisions of this
     Section 9.02;

          (viii) modify, amend or supplement the Charter, or consent to any assignment of the Charter (other than an assignment pursuant to Section 16(b) of the Charter), in either case releasing the Charterer from its obligations in respect of the payment of Base Charter Hire, Supplemental Charter Hire payable pursuant to Section 3(d) of the Charter, Stipulated Loss Value, EBO Exercise Price or Termination Value, or changing the absolute and unconditional character of such obligations as set forth in
     Section 3(i) of the Charter; or

          (ix) adversely affect any indemnities in favor of any Holder as provided pursuant to the terms of any Operative Document, except as may be consented to by each Person adversely affected thereby.

          (c) Notwithstanding anything to the contrary contained in Section 9.02(b) (except as provided in the proviso to Section 9.02(b)), (x) without the necessity of the consent of any of the Holders or the Indenture Trustee, the Owner Trustee may and (y) in the case of clauses (iii) and (iv) of this Section 9.02(c), without the consent of any of the Holders, the Indenture Trustee may, at the request of the Owner Trustee:

          (i) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Charter, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Owner Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Charter as originally executed: Section 2(a) (if the result thereof would be to shorten the term of the Charter to a period shorter than the period ending with the maturity date of the Secured Notes), Sections 3(b), 3(c), 3(d), (except to the extent such Section relates to amounts payable (whether directly or pursuant to the Indenture) to persons other than the Loan Participants and the Indenture Trustee in its individual capacity), Section 3(f) (except insofar as it relates to the address or account information of the Charterer, the Owner Trustee or the Indenture Trustee) (other than as such as Section 3(b), 3(c) or 3(d) of the Charter may be amended pursuant to Sections 3(h) and 9(b) of the Charter),
     Section 3(h), Section 3(i), Section 12 (except that the procedures for soliciting bids may be modified and further restrictions may be imposed on the ability of the Charterer to terminate the Charter with respect to the Vessel pursuant to such Section 12), Section 5(e), Section 9(a), Sections 6(a), 6(b), 8(a), the proviso to Section 8(b) (other than with respect to "limited use property" characterization), Section 8(c)(ii) or 8(b) (except that additional requirements may be imposed on the Charterer), Section 11 (other than Sections 11(c) and 11(b), and except that additional requirements may be imposed on the Charterer), Section 10 (except that additional insurance requirements may be imposed on the Charterer), Section 16, Section 17, Section 18, Section 20(a), Section 21(c) and any definition of terms used in the Charter, to the extent that any modification of such definition would result in a modification of the Charter not permitted pursuant to this Section 9.02(c), provided that, subject to the next
                                       --------
     proviso, in the event an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall have all rights of the Owner Trustee as "Shipowner" under the Charter to modify, amend or supplement the Charter or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Shipowner" thereunder; provided further that, without the
                                           -------- -------
     prior consent of the Owner Trustee, and subject to the Indenture Trustee's rights hereunder to exercise remedies under Section 18 of the Charter without the prior consent of the Owner Trustee, whether or not an

     Indenture Event of Default shall have occurred and be continuing, no such action shall be taken with respect to any of the provisions of Sections 1 (if any modification of a definition contained therein would result in a modification of the Charter not permitted by this proviso), 3, 4(a), 9(a), 9(b), 12, 14, 15, (to the extent such action would reduce Charterer's obligations), 6, 8, 11, 10 (except to increase the amounts or types of insurance the Charterer must provide thereunder at its expense), 16, 17, 19, 20 and 21 of the Charter, or any other Section of the Charter (including Section 18 of the Charter) to the extent such action shall affect the amount or timing of any amounts payable by the Charterer under the Charter as originally executed (or as subsequently modified with the consent of the Owner Trustee) which, absent the occurrence and continuance of an Indenture Event of Default, would be distributable to the Owner Trustee or the Owner Participant under Article IV;

          (ii) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Owner Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Trust Agreement as originally executed:
     Section 1, Section 3.2, Section 5.1, Section 9.1, Section 10, Section 11.1,
     Section 12.7 and any definition of terms used in the Trust Agreement, to the extent that any modification of such definition would result in a modification of the Trust Agreement not permitted pursuant to this Section 9.02(c), and in each case only to the extent any such action shall adversely impact the interests of the Holders;

          (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Owner Trustee and the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as originally executed: Section 5, Section 6,
     Section 8, Section 10 (other than an amendment to add to the covenants of the Charterer and other than Section 10.10), Section 11.1, Section 11.2,
     Section 11.4, Section 11.6, Section 12 (insofar as such Section 12 relates to the Indenture Trustee, the Indenture Estate and the Holders) and, to the extent the Loan Participants would be adversely affected thereby, Section 15 and Section 16 and any definition of terms used in the Participation Agreement to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this Section 9.02(c); and

          (iv) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders unless such provision corrects a mistake or cures an ambiguity.

          (d) The Indenture Trustee, without the consent of any Holder and at any time and from time to time, may enter into one or more amendments or supplements to the Participation Agreement, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to add to the covenants of any other party thereto for the benefit of the Indenture Trustee or the Holders or to surrender any right or power therein conferred upon any other party thereto;

          (ii) to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provisions thereof, to make any other changes not inconsistent with the provisions thereof, provided that such action shall not adversely affect the interest
              --------
     of any Holder;

          (iii) to provide for the assumption by the Charterer of the obligations of the Owner Trustee under this Indenture in accordance with the terms and conditions applicable thereto specified in Section 3.04, including, without limitation, such amendments to Exhibit C to this Indenture or the Participation Agreement as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof (provided that such amendments to such Exhibit C or the Participation
      --------
     Agreement shall not adversely affect the interests of the Loan
     Participants);

          (iv) to evidence the succession of a new Owner Trustee in accordance with the Trust Agreement or the succession of a new Indenture Trustee hereunder or the appointment or removal of any co-trustee or separate trustee thereunder or hereunder;

          (v) to make any other provisions with respect to matters or questions arising under the Participation Agreement so long as such action shall not adversely affect the interests of the Loan Participants;

          (vi)    to add to the rights of the Indenture Trustee or the Holders;
     or

          (vii) to provide for the establishment and issuance of (1) Additional Notes pursuant to Section 14 of the Participation Agreement or
     Section 2.08 hereof or (2) Refunding Secured Notes in connection with a refunding or refinancing pursuant to Section 15 of the Participation Agreement or Section 3.05 hereof.

          (e) It shall not be necessary for Holders to approve the particular form of any proposed amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification of any other Operative Document, but it shall be sufficient if such action shall approve the substance thereof.

          SECTION 9.03.  Execution of Indenture Supplement, Amendments, Etc.  In
                         --------------------------------------------------
executing or accepting the additional trusts created by any amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, each of the Indenture Trustee and the Owner Trustee shall be entitled to receive, and (subject to Section 6.01 and Section 6.02) shall be fully protected in relying upon, an opinion of independent counsel stating that the execution of such amendment or supplement to this Indenture, or of such amendment, consent, waiver or modification, is authorized or permitted by this Indenture. Either of the Indenture Trustee or the Owner Trustee may, but shall not be obligated to, enter into any such amendment or supplement to this Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04.  Effect of Indenture Supplement.  Upon the execution of
                         ------------------------------
any amendment or supplement to this Indenture pursuant to this Article IX, this Indenture shall be modified in accordance therewith, and such amendment or supplement shall form a part of this Indenture for all purposes; and every Holder of a Secured Note theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05.  Reference in Secured Notes to Indenture Supplements.
                         ---------------------------------------------------
Secured Notes authenticated and delivered after the execution of any amendment or supplement pursuant to this Article IX may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplement. If the amendment or supplement to this Indenture shall so provide, new Secured Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, to any such amendment or supplement may be prepared and executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee in exchange for outstanding Secured Notes.

          SECTION 9.06.  Notices of Indenture Supplements and Amendments, Etc.
                         ----------------------------------------------------
Promptly after the execution by the Owner Trustee and the Indenture Trustee of any amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification pursuant to the provisions hereof, the Indenture Trustee shall send a conformed copy of such instrument to the Charterer, the Owner Trustee and the Owner Participant but the failure of the Indenture Trustee to send such a conformed copy shall not impair or affect the validity of such document.

          SECTION 9.07.  Charterer's Rights.  Without the consent of the
                         ------------------
Charterer, no amendment or supplement to this Indenture or amendment, waiver or other modification of any provision of this Indenture shall alter or modify the provisions of Section 3.04, 3.05, 3.10, 5.09 or 9.02(c) or this Section 9.07 (to the extent that the Charterer's rights or obligations under the Participation Agreement would be adversely affected).


                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01.  Termination of Indenture.  Except as provided in this
                          ------------------------
Section 10.01, this Indenture and the trusts created hereby shall terminate, and this Indenture shall be of no further force or effect, when:

          (a) the principal of and interest on and all other amounts due and payable under all Secured Notes and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document shall have been paid in full; or

          (b) the Indenture Trustee shall have sold or made other final disposition of all property and all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof; or

          (c) all Secured Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable (whether upon stated maturity, as a result of redemption or upon acceleration), or will become due and payable (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit) at maturity within one year, and there has been deposited with the Indenture Trustee in trust for the purpose of paying and discharging the entire indebtedness on the Secured Notes not theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, an amount in cash sufficient without reinvestment thereof to discharge such indebtedness, including the principal of and interest on the Secured Notes to the date of such deposit (in the case of Secured Notes which have become due and payable), or to the maturity thereof, as the case may be; or

          (d) (i) the Owner Trustee has deposited or caused to be deposited irrevocably (except as provided in Section 7.09(b)) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders, (A) money in an amount, or
     (B) U.S. Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date or any payment referred to below in this clause) money in an amount, or (C) a combination of money and U.S. Government Obligations referred to in the foregoing clause (B), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge each installment of principal of and interest on the Outstanding Secured Notes on the dates such payments of principal or interest are due (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit), and no Charter Event of Default under Section 17(a)(vi) of the Charter shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after such date;

     provided, however, that upon the making of the deposit referred to above in
     --------  -------
     clause (A), the right of the Owner Trustee to cause the redemption of Secured Notes (except a redemption in respect of which irrevocable notice has theretofore been given) shall terminate; and (ii) (A) such deposit will not constitute an Indenture Event of Default under this Indenture or a default or event of default under any other agreement or instrument to which the Owner Trustee or the Charterer is a party or by which it is bound and (B) the Charterer has delivered to the Indenture Trustee an Officer's Certificate to the effect that all conditions precedent relating to the termination of this Indenture under this Section 10.01(d) have been complied with; and (iii) the Charterer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Loan Participants will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by the Owner Trustee of its option under this Section 10.01(d) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised; and (iv) all other amounts then due and payable hereunder to any Holder or the Indenture Trustee have been paid;

provided, however, that the obligations of the Indenture Trustee contained in
--------  -------
Sections 2.01 through 2.11, 6.11 and 7.09 shall survive.

          Except as otherwise provided in the preceding sentence, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.02.  No Legal Title to Indenture Estate in Holders.  No
                          ---------------------------------------------
Holder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Secured Note or other right, title and interest of any Holder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Holder or any successor or transferee of such Holder to an accounting or to the transfer to it of any legal title to any part of the Indenture Estate.

          SECTION 10.03.  Power of Attorney.  The Owner Trustee does hereby
                          -----------------
constitute the Indenture Trustee its true and lawful attorney-in-fact, irrevocably and coupled with the interest of the Indenture Trustee created by this Indenture, so long as any Secured Notes are Outstanding and so long as there are any other amounts due hereunder, under any other Operative Documents, or under the Secured Notes, with full power (in the name of and as attorney-in-fact for the Owner Trustee or otherwise) to ask for, require, demand and receive any and all moneys and claims for moneys, and all other property, which now or hereafter constitutes part of the Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action, or to institute any proceedings, which the Indenture Trustee may deem to be necessary or advisable in the premises. The Owner Trustee has directed the Indenture Trustee to make all necessary conveyances, assignments, transfers and deliveries of the Indenture Estate and any rights hereunder pursuant to the provisions of this Indenture, and for that purpose the Indenture Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, and the Owner Trustee hereby ratifies and confirms all that the Indenture Trustee, acting as its attorney, or any such substitute, shall lawfully do by virtue hereof and whether pursuant to the exercise of any remedies hereunder or otherwise.

          SECTION 10.04.  Regarding the Owner Trustee.  (a)  Except as expressly
                          ---------------------------
provided herein, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding the Owner Trustee personally but are made and intended for the purpose of binding only the Trust Estate, and this Indenture is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by, or at any time shall be enforceable against, the Owner Trustee or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee; provided, however, that (a) the Indenture Trustee or any
                   --------  -------
Person claiming by, through or under it, making claim hereunder, may subject to the terms and conditions hereof, look to the Trust Estate for satisfaction of such liability or responsibility and (b) the Owner Trustee or its successor in trust, as applicable, shall be personally liable, for its own gross negligence and willful misconduct and for the matters described in clauses (i) through (v) of the last sentence of Section 7.1 of the Trust Agreement and the provisos contained in Section 16.10(a) of the Participation Agreement. Subject to the terms and conditions hereof, each time a successor

Owner Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Owner Trustee shall, without further act, succeed to all the rights, duties, immunities and obligations of its predecessor Owner Trustee hereunder and under the other Operative Documents, and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder and under the other Operative Documents, all without the necessity of any consent or approval by the Indenture Trustee and without in any way altering the terms of this Indenture or such other Operative Documents or the obligations of the Indenture Trustee hereunder or thereunder.

          (b) As to the aggregate unpaid principal amount of Secured Notes Outstanding as of any date, the Owner Trustee may rely on an Officer's Certificate of the Indenture Trustee.

          (c) No Recourse Against Others.  No director, officer, employee or
              --------------------------
stockholder, as such, of the Charterer, the Guarantor, the Owner Trustee or the Owner Participant, as the case may be, shall have any liability for any obligations of the Charterer, the Guarantor, the Owner Trustee or the Owner Participant, as the case may be, under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Loan Participant by accepting a Secured Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Secured Notes.

          SECTION 10.05  Notices.  All communications, notices and consents
                         -------
provided for in this Indenture shall be in writing and shall be given in person or by courier or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by first class mail or overnight courier, addressed, in the case of the Owner Trustee, to First Security Bank, 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Services (telephone: (801) 246-5819; telecopier: (801) 246-5053) in the case of the Indenture Trustee, to State Street Bank and Trust Company, Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention:
Corporate Trust Department (telephone: (617) 664-5340; telecopier:  (617) 664-
5371); and, in the case of all other parties, as set forth in Schedule 1 to the Participation Agreement or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section 10.05 to the other parties hereto and shall be deemed given when received by (or when proffered to, if receipt is not accepted) the party to whom it is addressed.

          SECTION 10.06  Severability of Provisions.  Any provision of this
                         --------------------------
Indenture which may be determined by competent authority to be invalid or unenforceable in such jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall negotiate in good faith to replace such provision with an appropriate legal provision. To the extent permitted by applicable law, the parties hereto waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          SECTION 10.07  No Oral Modification or Continuing Waivers.  No term or
                         ------------------------------------------
provision of this Indenture or the Secured Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or the person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Secured Note shall be effective only in the specific instance and for the specific purpose given.

          SECTION 10.08  Successors and Assigns.  All covenants and agreements
                         ----------------------
contained herein shall be binding upon each of the parties hereto and their respective successors and permitted assigns, and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except as otherwise provided in or permitted by this Indenture. Each Holder by its acceptance of a Secured Note agrees to be bound by this Indenture and all provisions of the Operative Documents applicable to it.

          SECTION 10.09  Headings; Table of Contents.  The division of this
                         ---------------------------
Indenture into Articles, Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          SECTION 10.10  Normal Commercial Relations.  Notwithstanding anything
                         ---------------------------
contained in this Indenture to the contrary, any Participant, the Indenture Trustee, the Owner Trustee, or bank or other affiliate of any such Person may conduct any banking or other financial transactions and have banking or other commercial relationships with the Charterer or the Guarantor fully to the same extent as if this Indenture were not in effect.

          SECTION 10.11  Governing Law.  THIS INDENTURE HAS BEEN DELIVERED IN
                         -------------
THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10.12  Execution.  This Indenture may be executed in separate
                         ---------
counterparts by the parties thereto, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 10.13  Security Agreement.  This Indenture shall constitute a
                         ------------------
security agreement and, in addition to all other rights of the Indenture Trustee hereunder, the Indenture Trustee shall have for the benefit of the Holders all of the rights conferred upon secured parties by the UCC.

          SECTION 10.14  Benefits of Indenture.  Nothing in this Indenture,
                         ---------------------
whether express or implied, shall be construed to give to any Person other than the parties hereto, the Holders, (to the extent expressly provided herein) the Owner Participant and the Charterer any legal or equitable right, remedy or claim under or in respect of this Indenture or the Secured Notes, and this Indenture shall be held for the sole and exclusive benefit of the parties hereto, the Holders, (to the extent expressly provided herein) the Owner Participant and the Charterer.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all effective as of the date first written above, but actually executed by the parties on the dates of their respective acknowledgments set forth below.

                                    FIRST SECURITY BANK
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee



                                    By:
                                       ------------------------------------

                            Its:


THE STATE OF
             _________________    (S)
                                  (S)
COUNTY OF
         _____________________    (S)


          This instrument was acknowledged before me on
                                                        -----------------------
, 1997 by
          ---------------, -----------------------------------
         [Name of Officer]                  [Title of Officer]

of First Security Bank, National Association, a national banking association, on behalf of said national banking association.



                                                ----------------------------
                                                Notary Public in and for
                                                The State of
                                                             ---------------


------------------------------------------------

(Affix Notary's Seal)                            My Commission Expires:

                                                STATE STREET BANK & TRUST
                                                COMPANY, not in its individual
                                                capacity, except as expressly
                                                provided herein, but solely as
                                                Indenture Trustee



                                                 By:
                                                    ---------------------------
                                                 Its:



THE STATE OF
            --------------------- (S)
                                  (S)
COUNTY OF
          ----------------------- (S)

          This instrument was acknowledged before me on                  1997 by
                                                       -----------------,
-------------------, ---------------------------------- of
[Name of Officer]                  [Title of Officer]
State Street Bank and Trust Company, a Massachusetts trust company, on behalf of said trust company.



                                             ------------------------------
                                             Notary Public in and for
                                             The State of
                                                         -------------------

-----------------------------------------------


(Affix Notary's Seal)                         My Commission Expires:

                                                                      Schedule 1
                                                                    to Indenture
                                                                    ------------



                             DESCRIPTION OF VESSEL
                             ---------------------

                         The Vessel is described below:


                   See definition of "Vessel" in Appendix A.





                                    SCH-2-1

                                                                       Exhibit A
                                                                    to Indenture
                                                                    ------------
                       FORM OF SERIES 1997-B SECURED NOTE

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                       not in its individual capacity but
               solely as Owner Trustee under the Trust Agreement


                    Series 1997-B Secured Non-Recourse Note
                                   Due _____

              Sale and Charter of One Double Hulled Product Tanker
              ----------------------------------------------------


Registered No. ___________

$ ____________                                              New York, New York
                                                            _________, 199__

Interest Rate Per Annum:  _____%

FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, dated as of September 30, 1997, as amended (the "Trust Agreement"),
                                                            ---------------
among the Owner Participant named therein and the Owner Trustee, for value received hereby promises to pay to State Street Bank and Trust Company, or registered assigns, on or before July 31, 2015, as herein provided, the
principal sum of                ($ __________), and to pay interest on this
Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full, at the rate of _____% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal and interest at the Overdue Rate. The principal of this Secured Note shall be payable on each January 31 or July 31, or both, in accordance with the schedule annexed hereto. The first payment of accrued and unpaid interest on this Secured Note shall be payable on January 31, 1998. Thereafter, subject to Section 2.03(b) of the Indenture (as defined below), all accrued and unpaid interest on this Secured Note shall be payable on each January 31, and July 31 in each year.

This Secured Note has been issued by the Owner Trustee pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Charter and Security Agreement, dated as of September 30, 1997 (the "Indenture"), between the Owner Trustee and
                                     ---------
State Street Bank and Trust Company, not in its individual capacity but solely as Indenture Trustee thereunder (the "Indenture Trustee"). Capitalized terms
                                      -----------------
used in this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

                                     A-1-2


Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

Each payment on this Secured Note shall be applied, first, to the payment of
                                                    -----
accrued interest on this Secured Note to the date of such payment, and second,
                                                                       ------
to the payment of any principal on this Secured Note then due hereunder.

This Secured Note is the Series 1997-B Secured Note of the Owner Trustee, issued pursuant to the Indenture, which, together with, any Additional Notes and any note or notes issued upon a transfer in exchange or substitution for respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as expressly provided therein. The property of the Owner Trustee (excluding Excepted Payments) included in the Indenture Estate is pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holders of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of the Owner Trustee and the Owner Participant, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

This Secured Note is subject to redemption, in whole, all as specified in
Article III of the Indenture. This Secured Note is also subject to refunding, assumption or purchase, all as specified in Sections 3.02, 3.04, 3.05 and 3.06 of the Indenture.

In the event an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Note, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

The Secured Note is issuable only as a registered note. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Note at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. The Owner Trustee and the Indenture Trustee shall deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

                                     A-1-3


All payments of principal and interest to be made by the Owner Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Owner Trustee under the Secured Note or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that none of the Owner Participant, the Owner Trustee, the Trust Company, or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to the Indenture Trustee or to the Holder for any amounts payable under this Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. The Owner Trustee waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

THIS SECURED NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     A-1-4


IN WITNESS WHEREOF, the Owner Trustee has caused this Secured Note to be duly executed.


                                        FIRST SECURITY BANK,
                                        NATIONAL ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as Owner Trustee under the Trust
                                        Agreement

                                        By: ______________________________
                               Title: _____________________________

                         Certificate of Authentication
                         -----------------------------


This is the Series 1997-B Secured Note of FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Owner Trustee described in the within-mentioned Indenture.

                              STATE STREET BANK AND TRUST COMPANY,
                              not in its individual capacity but solely as Indenture Trustee

                              By: _________________________
                      Title: ________________________

                           Series 1997-B Secured Note
                             Amortization Schedule
                             ---------------------

            Schedule of Principal Payments
------------------------------------------------------
------------------------------------------------------
              SERIES 1997-B SECURED NOTE
------------------------------------------------------
      Regular         Scheduled Payment    Scheduled
 Distribution Date    as a Percentage of   Payments
-------------------   Unpaid Principal    of Principal
                           Amount         ------------

------------------------------------------------------
January 31, 1998              0.75499537       277,189
------------------------------------------------------
July 31, 1998                          0             0
------------------------------------------------------
January 31, 1999              2.54474246       927,223
------------------------------------------------------
July 31, 1999                          0             0
------------------------------------------------------
January 31, 2000              2.52891135       898,006
------------------------------------------------------
July 31, 2000                          0             0
------------------------------------------------------
January 31, 2001              2.81707146       975,033
------------------------------------------------------
July 31, 2001                          0             0
------------------------------------------------------
January 31, 2002              3.08321166     1,037,086
------------------------------------------------------
July 31, 2002                          0             0
------------------------------------------------------
January 31, 2003              3.39586269     1,107,033
------------------------------------------------------
July 31, 2003                          0             0
------------------------------------------------------
January 31, 2004              3.74998690     1,180,962
------------------------------------------------------
July 31, 2004                 0.17099139        51,830
------------------------------------------------------
January 31, 2005              3.96536138     1,199,904
------------------------------------------------------
July 31, 2005                 0.01095330         3,183
------------------------------------------------------
January 31, 2006              5.08333215     1,477,041
------------------------------------------------------
July 31, 2006                 0.18376686        50,682
------------------------------------------------------
January 31, 2007              6.01508353     1,655,882
------------------------------------------------------
July 31, 2007                          0             0
------------------------------------------------------

            Schedule of Principal Payments
------------------------------------------------------
------------------------------------------------------
              SERIES 1997-B SECURED NOTE
------------------------------------------------------
      Regular         Scheduled Payment    Scheduled
 Distribution Date    as a Percentage of   Payments
                      Unpaid Principal    of Principal
                           Amount


January 31, 2008              8.48319322     2,194,852
------------------------------------------------------
July 31, 2008                          0             0
------------------------------------------------------
January 31, 2009              8.74609671     2,070,909
------------------------------------------------------
July 31, 2009                 9.06748380     1,959,228
------------------------------------------------------
January 31, 2010             14.16159960     2,782,465
------------------------------------------------------
July 31, 2010                          0             0
------------------------------------------------------
January 31, 2011             15.00340458     2,530,398
------------------------------------------------------
July 31, 2011                          0             0
------------------------------------------------------
January 31, 2012              0.23895204        34,254
------------------------------------------------------
July 31, 2012                28.50390606     4,076,298
------------------------------------------------------
January 31, 2013             26.54485648     2,714,090
------------------------------------------------------
July 31, 2013                          0             0
------------------------------------------------------
January 31, 2014             47.90577185     3,597,940
------------------------------------------------------
July 31, 2014                          0             0
------------------------------------------------------
January 31, 2015             52.78399146     2,065,180
------------------------------------------------------
July 31, 2015               100.00000000     1,847,332
------------------------------------------------------

                                                                       Exhibit B
                                                                    to Indenture


             Maturity Date, Aggregate Principal Amount, Interest Rate,
                    and Premium Termination Date of Secured Note
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Maturity        Aggregate      Interest Rate        Premium
                     Date      Principal Amount     Per Annum   Termination Date

-------------------------------------------------------------------------------
Series 1997-B    July 31, 2015    $36,714,000      6.654%         June 11, 2009
Secured Note
-------------------------------------------------------------------------------





                                    EXHB-1

                                                                     Exhibit B-1
                                                                    to Indenture
                                                                    ------------

            Schedule of Principal Payments
------------------------------------------------------
------------------------------------------------------
              SERIES 1997-B SECURED NOTE
------------------------------------------------------
      Regular         Scheduled Payment    Scheduled
 Distribution Date    as a Percentage of   Payments
-------------------   Unpaid Principal    of Principal
                           Amount         ------------

------------------------------------------------------
January 31, 1998              0.75499537       277,189
------------------------------------------------------
July 31, 1998                          0             0
------------------------------------------------------
January 31, 1999              2.54474246       927,223
------------------------------------------------------
July 31, 1999                          0             0
------------------------------------------------------
January 31, 2000              2.52891135       898,006
------------------------------------------------------
July 31, 2000                          0             0
------------------------------------------------------
January 31, 2001              2.81707146       975,033
------------------------------------------------------
July 31, 2001                          0             0
------------------------------------------------------
January 31, 2002              3.08321166     1,037,086
------------------------------------------------------
July 31, 2002                          0             0
------------------------------------------------------
January 31, 2003              3.39586269     1,107,033
------------------------------------------------------
July 31, 2003                          0             0
------------------------------------------------------
January 31, 2004              3.74998690     1,180,962
------------------------------------------------------
July 31, 2004                 0.17099139        51,830
------------------------------------------------------
January 31, 2005              3.96536138     1,199,904
------------------------------------------------------
July 31, 2005                 0.01095330         3,183
------------------------------------------------------
January 31, 2006              5.08333215     1,477,041
------------------------------------------------------
July 31, 2006                 0.18376686        50,682
------------------------------------------------------
January 31, 2007              6.01508353     1,655,882
------------------------------------------------------
July 31, 2007                          0             0
------------------------------------------------------



                                    EXHB1-1

            Schedule of Principal Payments
------------------------------------------------------
------------------------------------------------------
              SERIES 1997-B SECURED NOTE
------------------------------------------------------
      Regular         Scheduled Payment    Scheduled
 Distribution Date    as a Percentage of   Payments
-------------------   Unpaid Principal    of Principal
                           Amount         ------------




January 31, 2008              8.48319322     2,194,852
------------------------------------------------------
July 31, 2008                          0             0
------------------------------------------------------
January 31, 2009              8.74609671     2,070,909
------------------------------------------------------
July 31, 2009                 9.06748380     1,959,228
------------------------------------------------------
January 31, 2010             14.16159960     2,782,465
------------------------------------------------------
July 31, 2010                          0             0
------------------------------------------------------
January 31, 2011             15.00340458     2,530,398
------------------------------------------------------
July 31, 2011                          0             0
------------------------------------------------------
January 31, 2012              0.23895204        34,254
------------------------------------------------------
July 31, 2012                28.50390606     4,076,298
------------------------------------------------------
January 31, 2013             26.54485648     2,714,090
------------------------------------------------------
July 31, 2013                          0             0
------------------------------------------------------
January 31, 2014             47.90577185     3,597,940
------------------------------------------------------
July 31, 2014                          0             0
------------------------------------------------------
January 31, 2015             52.78399146     2,065,180
------------------------------------------------------
July 31, 2015               100.00000000     1,847,332
------------------------------------------------------




                                    EXHB1-2

                                                                     Exhibit B-2
                                                                    to Indenture
                                                                    ------------


                     Issuance of Series 1997-B Secured Note
                     --------------------------------------

          The issuance of the Series 1997-B Secured Note issued hereunder shall be issued, and shall be payable, to the Pass Through Trustee under the Pass Through Trust Agreement with respect to the grantor trust created thereby, as set forth below.

1997-B Pass Through Trust:

     Series 1997-B Secured Note





                                    EXHB2-1

                                                                       Exhibit C
                                                                    to Indenture
                                                                    ------------



                               RELEVANT AMENDMENT
                               ------------------

                               TABLE OF CONTENTS


LISTED BELOW ARE THE DOCUMENTS WHICH ARE AMENDED OR REPLACED BY THE RELEVANT AMENDMENT AND THE CORRESPONDING PAGE NUMBERS OF THE RELEVANT AMENDMENT ON WHICH THE AMENDMENT THERETO OR REPLACEMENT THEREOF, AS THE CASE MAY BE, IS MADE. THIS TABLE OF CONTENTS IS FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT AFFECT THE CONSTRUCTION OR INTERPRETATION OF THE RELEVANT AMENDMENT.


                    Document                   Page
                    -------------------------  ----


                    Definitions                 C-2

                    Indenture                   C-6

                    Participation Agreement    C-39

                    Pass Through Trust         C-40
                    Agreement

                               RELEVANT AMENDMENT
                               ------------------

          As provided for in Section 3.04 of the Indenture (to which this is Exhibit C) and in Section 11.6 of the Participation Agreement, the Indenture, the other Operative Documents (as defined as amended in (A)(I) below) and the Pass Through Trust Agreement will, subject to the satisfaction of the conditions specified in such Section 3.04 (including, without limitation, the execution and delivery of the Relevant Date Supplement), be deemed to have been amended, automatically and without the requirement of further action by any Person effective as of the Relevant Date (provided that such amendments shall not
                                  ---------
constitute a waiver by any party to the Operative Documents (as defined in Appendix A to the originally executed documents) of any claims or rights to indemnity such party has against any other party to the Operative Documents (as defined in Appendix A to the originally executed documents) accrued in favor of such party prior to the Relevant Date arising under the Operative Documents (as defined in Appendix A to the originally executed documents) as in existence prior to the Relevant Date) and so that:

          (A) (I) Capitalized terms used but not defined in this Relevant Amendment shall have the meanings described thereto in Appendix A to each of the Indenture and the other Operative Documents and, otherwise, the following defined terms in such Appendix A and, to the extent applicable, in Section 1.01 of the Pass Through Trust Agreement shall read as follows:

          "Additional Notes" shall mean notes issued pursuant to Section 2.08 of
           ----------------
     the Indenture.

          "Appraisal Procedure" shall mean a procedure for determining any
           -------------------
     amount, value or period. Such procedure shall be commenced by the delivery of written notification as specified in the Operative Documents by Mobil Transport Finance Company Inc. ("MTFC") to the Indenture Trustee, or by the
                                      ----
     Indenture Trustee to MTFC, that it desires to obtain an appraisal with respect to such amount, value or period. If required by the relevant provisions of the applicable Operative Document, such parties shall first attempt to agree on such matter. If such parties are unable to agree on such matter within the time period specified in the applicable Operative Document, or if such parties are not required to attempt to agree, such parties shall thereupon consult for the purpose of selecting a mutually acceptable Independent appraiser. If within ten (10) days from the date the parties are required to so consult, they are unable to agree upon the appointment of a mutually acceptable Independent appraiser, then each of such parties shall appoint an Independent appraiser, and such Independent appraisers shall jointly determine such matter. If one party does not so appoint an Independent appraiser, then the Independent appraiser appointed by the other shall determine such matter as the sole appraiser. If such two Independent appraisers cannot agree on such matter within twenty (20) days after their appointment, such matters shall be determined by such two Independent appraisers and a third Independent appraiser chosen within ten
     (10) days after such twenty (20) day period by such two Independent appraisers or, if such three (3) Independent appraisers fail to reach an agreement, the determination of the appraiser that differs most from the second highest determination shall be excluded (unless such difference is less than 10% from either of the other determinations), the



                                    EXHC-2
     remaining two determinations shall be averaged (or all three (3) shall be averaged, if the third determination is not discarded due to the preceding parenthetical) and such average shall constitute the determination of the appraisers. If such two Independent appraisers fail to agree upon the appointment of a third Independent appraiser within the allotted time period, such appointment shall be made by the New York City office of the American Arbitration Association or any organization successor thereto, upon the request of any such parties from a panel of arbitrators having familiarity with assets similar to the assets comprised by the Vessel. The determination of the appraisers so chosen shall be given within twenty (20) days of the appointment of such third appraiser. Except to the extent expressly provided otherwise in any Operative Document, fees and expenses of the appraisers appointed in connection with an Appraisal Procedure shall be paid by MTFC.

          "Business Day" shall mean any day other than a Saturday or Sunday or
           ------------
     any other day on which banks located in New York, New York, Fairfax, Virginia or, so long as any Pass Through Certificate is outstanding, the city in which the Corporate Trust Office of the Pass Through Trustee is located, are required or authorized to remain closed.

          "Charter Event of Default" shall mean an Indenture Event of Default.
           ------------------------

          "Event of Loss" shall mean any of the following events:  (a) the (i)
           -------------
     actual or constructive loss, theft, destruction or disappearance of, or
     (ii) occurrence of damage to the Vessel (which, in MTFC's reasonable, good faith opinion, renders repair or replacement uneconomic); (b) the permanent condemnation, confiscation or seizure of, or requisition of title to, the Vessel by any Governmental Authority; (c) the requisition of use of the Vessel by any Governmental Authority for a period (i) which has been ongoing for one year and which is reasonably expected to exceed the Maturity Date or (ii) which extends beyond the date which is twelve months prior to the Maturity Date; or (d) the receipt of insurance proceeds based upon an actual or constructive total loss of the Vessel.

          "Fair Market Sales Value" of any property or services as of any date
           -----------------------
     shall mean the cash rent or cash price that would be obtained in an arm's-length lease or sale, respectively, between an informed and willing lessee or buyer (under no compulsion to lease or purchase) and an informed and willing lessor or seller (under no compulsion to lease or sell) of the property or service in question disregarding the renewal option set forth in the Charter and shall be determined on an "as-is" basis, except that such determination shall assume that the Vessel has been maintained in accordance with the requirements of the Indenture and in the condition required by Section 11.01 of Article XI of the Indenture (but otherwise on an "as-is" basis).

          "Independent" shall mean, when used with respect to any specified
           -----------
     Person, a Person who (1) is in fact independent; (2) does not have any direct financial interest in MTFC, the Indenture Trustee or any Affiliate of any of them and (3) is not connected with MTFC, the Indenture Trustee or any Affiliate of any of them as an officer, employee, promoter,


                                    EXHC-3
     underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by MTFC and approved by the Indenture Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

          "Operative Documents" shall mean the Guaranty, the Indenture, each
           -------------------
Indenture Supplement and the Participation Agreement.

          "Outstanding" shall mean, when used with respect to the Secured Notes
           -----------
     as of any date of determination, all Secured Notes theretofore authenticated and delivered under the Indenture, except:

          (i) Secured Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

          (ii) Secured Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Loan Participants with respect to such Secured Notes; provided that if such Secured Notes are to be
                              --------
          redeemed or purchased, notice of such redemption or purchase has been duly given (or provision thereof satisfactory to the Indenture Trustee has been made) and not revoked or otherwise withdrawn pursuant to the Indenture; and

          (iii) Secured Notes paid or in exchange for or in lieu of which other Secured Notes have been authenticated and delivered pursuant to the Indenture;

     provided, however, that in determining whether the Holders of the requisite
     --------  -------
     principal amount of Secured Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Secured Notes owned or pledged to MTFC or any Affiliate thereof, shall be disregarded and deemed not to be Outstanding, unless such Person owns 100% of the Secured Notes owned or pledged by all Persons. In determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Secured Notes which the Indenture Trustee knows to be so owned or pledged shall be so disregarded. Secured Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Secured Notes and that the pledgee is not MTFC or any Affiliate thereof, and;

          (b) when used with respect to Pass Through Certificates, shall mean, as of the date of determination, all Pass Through Certificates theretofore authenticated and delivered under the Pass Through Trust Agreement, except:


                                    EXHC-4

          (i) Pass Through Certificates theretofore cancelled by the Registrar or delivered to the Pass Through Trustee or the Registrar for cancellation;

          (ii) all of the Pass Through Certificates if money in the full amount required to make the final distribution payment to be made pursuant to Section 11.01 of the Pass Through Trust Agreement has been theretofore deposited with the Pass Through Trustee in trust for the Certificateholders as provided in Section 4.01 of the Pass Through Trust Agreement, pending distribution of such money to the Certificateholders pursuant to such final distribution payment; and

          (iii) Pass Through Certificates in exchange for or in lieu of which other Pass Through Certificates have been authenticated and delivered pursuant to the Pass Through Trust Agreement.

          "Overdue Rate" shall mean a rate per annum equal to (i) with respect
           ------------
     to amounts owing to any Loan Participant constituting payments or prepayments of any Secured Note, the rate of interest on such Secured Note; and (ii) with respect to amounts owing to MTFC, the rate of interest publicly announced from time to time by Citibank, N.A. in New York City as its "prime" or "base" rate plus 1% (computed on the basis of the actual days elapsed during the relevant period and a 365-day year).

          "Permitted Liens" shall have the meaning set forth in Appendix A to
           ---------------
     the Participation Agreement.

          "Relevant Amendment" shall have the meaning specified in Section 3.04
           ------------------
     of the Indenture, as originally executed.

          "Relevant Date" shall have the meaning specified in Section 3.04 of
           -------------
     the Indenture, as originally executed.

          "Responsible Officer", when used with respect to the Indenture Trustee
           -------------------
     or the Pass Through Trustee, shall mean an officer in its corporate trust administration department (or any successor group of the Indenture Trustee or the Pass Through Trustee, as the case may be) or any other officer customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Severable Modification" shall mean any Modification to the Vessel
           ----------------------
     permitted under Section 11 of Article XI of the Indenture and which can be readily removed from the Vessel without causing material damage to the Vessel.


                                    EXHC-5

          (B) (I)  Section 2.01(e) of the Indenture shall read as follows:

          (e) Each Secured Note issued after the Relevant Date shall be signed on behalf of MTFC by the Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, the Controller, the Treasurer or the Secretary (or any other officer or employee authorized in writing by one of the foregoing officers) of MTFC, manually. No Secured Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears thereon a certificate of authentication executed by or on behalf of the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such certificate on any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and delivered hereunder. Notwithstanding any provision to the contrary contained herein, any Secured Note issued after the Relevant Date shall be issued substantially in the form set forth in Exhibit A to Exhibit C hereto.

               (II) Sections 2.02 and 2.08 of the Indenture shall read as follows:

          SECTION 2.02.  Payments from Indenture Estate and MTFC.  All payments
                         ---------------------------------------
of principal, Make-Whole Amount, if any, and interest to be made by MTFC and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by, or on behalf of MTFC under the Secured Notes and this Indenture, shall be payable from the income and proceeds from the Indenture Estate and shall be direct obligations of MTFC. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to MTFC, the Guarantor and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under this Indenture.

          SECTION 2.08.  Additional Notes.  (a)  So long as no Indenture Event
                         ----------------
of Default shall have occurred and be continuing, Additional Notes of one or more series may be issued under and secured by this Indenture at any time or from time to time, and subject to the conditions hereinafter provided in this
Section 2.08, for the purpose of financing all or a portion of the cost of any Modification to the Vessel.

          (b) Prior to the issuance of any Additional Notes of any series pursuant to this Section 2.08, MTFC shall have delivered to the Indenture Trustee, not less than thirty (30) days prior to the proposed date of issuance of such Additional Notes, a request and authorization to issue Additional Notes (a "Request"), which Request shall include the amount and series of such
    -------
Additional Notes, the proposed date of issuance of such Additional Notes, and other details with respect thereto which are not inconsistent with this Section
2.08. Such Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Secured Notes and Additional Notes of any other series, but otherwise shall be substantially similar in form to the Initial Secured Notes, with such omissions therefrom, variations therein and additions thereto as shall be


                                    EXHC-6
appropriate. Such Additional Notes shall not rank senior in any respect to, but may be subordinate to the Initial Secured Notes and other Secured Notes issued pursuant to the terms hereof.

          (c) The terms, conditions and designations of such Additional Notes (which shall be consistent with the Request and with the terms of this Indenture) shall be set forth in a supplement to this Indenture, substantially in the Form of Exhibit D, which shall be executed by MTFC and the Indenture Trustee. Such indenture supplement shall set forth:

          (i) after giving effect to the issuance of the Additional Notes, the aggregate principal amount outstanding of all Secured Notes which shall not exceed 85% of the total Fair Market Sales Value of the Vessel at such time (as determined pursuant to the Appraisal Procedure) after giving effect to such Modifications;

          (ii) the text of such Additional Notes (which, except for the terms of payment thereof, shall be of substantially the same effect as the text of the Initial Secured Notes set forth in this Indenture, with such changes as are consistent with and permitted by this Indenture and which in all events shall provide that such Additional Notes are never more than pari passu in priority of payment, in right of security and in all other respects with the Initial Secured Notes);

          (iii)   the date of maturity of such Additional Notes;

          (iv) the date from which, and the date or dates on which, interest is payable (which shall be Interest Payment Dates);

          (v) the terms for the repayment of the principal amount of such Additional Notes (each regularly scheduled payment of principal shall be an Interest Payment Date);

          (vi) the terms, if any, as to prepayment or redemption of such Additional Notes at the option of MTFC, and as to the premium, if any, payable on any redemption or prepayment of such Additional Notes; and

          (vii) any other terms and agreements in respect thereof as required or permitted by this Indenture or necessary to specify the terms and conditions on which such Additional Notes shall be issued.

          (d)     Such Additional Notes shall be executed by MTFC as provided in
Section 2.01 and deposited with the Indenture Trustee for authentication and delivery, but before such Additional Notes shall be authenticated and delivered by the Indenture Trustee, there shall be delivered to or deposited with the Indenture Trustee the following:

          (i)     the Request;



                                    EXHC-7

          (ii) the supplement to this Indenture described in Section 2.08(c), duly executed by MTFC;

          (iii) such instruments as may be necessary to perfect the security interest in such Modification under this Indenture;

          (iv) such evidence of the due filing of financing statements and other filings with respect to the Modification as may be required to subject such property to the Lien of this Indenture, subject to no Liens except Permitted Liens;

          (v) originals or certified copies of all corporate actions necessary for the due and valid issue of such Additional Notes, the due and valid authorization, execution, delivery and performance by MTFC of the supplement to this Indenture relating thereto, and the creation of the Lien and security interest thereon referred to above, all of which corporate actions shall have been duly obtained and shall be in full force and effect; together with reasonable evidence as to the due occurrence of all such authorization, execution, delivery and performance;

          (vi) documentation, duly executed and delivered to the extent practicable, by the respective parties thereto, whereby the proposed holders of the Additional Notes agree to be bound by the terms of the Operative Documents (including, without limitation, representations and covenants corresponding to those contained in Section 7 of the Participation Agreement);

          (vii) an Officer's Certificate of MTFC certifying as to the cost of such Modification; and

          (viii) opinions of counsel to MTFC as to the due authorization, execution, delivery and enforceability of such supplement to the Indenture and such Additional Notes and the creation and perfection of the security interest in such Modification (subject to usual or customary exceptions, qualifications and assumptions) and such Additional Notes and such other certificates and other documents as may be reasonably requested by the Indenture Trustee to evidence the validity and binding effect of such supplement to this Indenture and such Additional Notes and compliance with this Section 2.08.

          (e) When the documents referred to in Section 2.08(d) shall have been delivered to or deposited with the Indenture Trustee and when such Additional Notes described in the Request and the supplement to this Indenture have been executed by MTFC as required by this Indenture, the Indenture Trustee shall authenticate and deliver such Additional Notes in the manner described in such Request, but only upon payment to MTFC of the sum or sums specified in such Request.

          SECTION 2.12.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, Sections 2.01, 2.03, 2.05, 2.06 and 2.07 shall be deemed amended


                                    EXHC-8
to provide that any reference to, or right or obligation of the Owner Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to, or right or obligation of MTFC.

          (C) Sections 3.02, 3.04, 3.06, 3.08 and 3.11 of the Indenture shall read as follows:

          SECTION 3.02.  Mandatory Redemption.  Casualty Redemption.  (i) If an
                         --------------------   -------------------
Event of Loss shall occur with respect to the Vessel, unless MTFC shall have elected to rebuild or replace the Vessel in accordance with Section 12.02(b) of
Article XI, then, MTFC shall redeem on the date of payment of the amount required to be paid as a result of such Event of Loss pursuant to Section 12.02 of Article XI (the date of any redemption under this Section 3.02 being herein called a "Casualty Redemption Date") the entire unpaid principal amount of the
          ------------------------
Secured Notes Outstanding on such Casualty Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to, but not including, such Casualty Redemption Date and without Make-Whole Amount or any other premium.

          SECTION 3.04.  [Intentionally Omitted]

          SECTION 3.06.  [Intentionally Omitted]

          SECTION 3.08.  [Intentionally Omitted]

          SECTION 3.11.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, Sections 3.05 and 3.10 shall be deemed amended to provide that any reference to, or right or obligation of the Owner Trustee contained in such Section shall after the Relevant Date be deemed to be a reference to, or right or obligation of MTFC.

          (D) Article IV of the Indenture shall read as follows:


                                   ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                      OF INCOME FROM THE INDENTURE ESTATE

          SECTION 4.01.  [Intentionally Omitted]

          SECTION 4.02.  Certain Distributions.  (a)  Any payment received by
                         ---------------------
the Indenture Trustee (i) pursuant to Section 12 of Article XI as a result of the occurrence of an Event of Loss with respect to the Vessel or (ii) pursuant to Section 3.05, shall be distributed on the Redemption Date in the following order of priority:

          first, in the manner provided in clause "first" of Section 4.03;
          -----

                                    EXHC-9
          second, so much of the proceeds remaining as shall be required to pay
          ------
     in full the aggregate unpaid principal amount of each Secured Note then Outstanding and Make-Whole Amount, if any, and all accrued but unpaid interest thereon to, but not including, the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "second" bears to the aggregate amount due all such Holders under this
      ------
     clause "second";
             ------

          third, in the manner provided in clause "second" of Section 4.03;
          -----

          fourth, in the manner provided in clause "fourth" of Section 4.03; and
          ------

          fifth, in the manner provided in clause "fifth" of Section 4.03.
          -----

          (b) The portion of each payment referred to in this Section 4.02 distributed to a Holder on account of principal or interest on any Secured Note held by such Holder shall be applied by such Holder in payment of such Secured
Note in accordance with the terms of Section 4.04.

          (c) Notwithstanding Section 4.03, any amounts held by the Indenture Trustee, including, without limitation, pursuant to Section 12 of Article XI herein, which are payable to MTFC pursuant to the terms of this Indenture or held by the Indenture Trustee in accordance with Section 7.04 herein shall be
(i) so paid to MTFC, or (ii) held by the Indenture Trustee as security for the obligations of MTFC.

          SECTION 4.03.  Distribution After Indenture Event of Default.  Except
                         ---------------------------------------------
as otherwise provided in Section 4.02(c) or in Section 4.05, if (a) an Indenture Event of Default shall have occurred and be continuing, and (b) either the Indenture Trustee shall have given notice to declare this Indenture to be in default pursuant to Section 5.04(a), or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to
Section 5.04 then, to the extent that each such declaration shall not have been rescinded or the Secured Notes shall remain immediately due and payable, (i) all amounts then held by the Indenture Trustee pursuant to Section 4.01 or otherwise under the Indenture (but not including funds described in Sections 4.02(c) and
4.05 excluded from the operation of this 4.03) in each case hereunder or under any Operative Document (other than amounts held for its own account), and (ii) all payments and amounts thereafter realized by the Indenture Trustee through the exercise of remedies hereunder or under any of the agreements assigned or pledged to the Indenture Trustee under this Indenture or otherwise as trustee under this Indenture (for purposes of this Section 4.03, all such amounts and payments held or realized being herein called "proceeds"), other than amounts
                                               --------
expressly paid to it for its own account, shall be distributed forthwith by the Indenture Trustee in the following order of priority:



                                    EXHC-10
          first, so much of such proceeds as shall be required to reimburse the
          -----
     Indenture Trustee for any unpaid fees for its services under this Indenture and any unreimbursed tax, expense (including reasonable legal fees) or other loss incurred by it (in each case to the extent reimbursable under the Operative Documents) shall be distributed to the Indenture Trustee for application to itself;

          second, so much of the remaining proceeds as shall be required to
          ------
     reimburse the then existing or prior Holders for amounts paid or advanced by the Holders pursuant to Section 6.04 (to the extent not previously reimbursed), shall be distributed to the then existing and prior Holders as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any recipient over any other recipient (except as otherwise expressly provided herein), in the proportion the aggregate amount due each such Person under this clause "second" bears to the aggregate amount and interest due all such Persons under this clause "second";

          third, so much of the proceeds remaining as shall be required to pay
          -----
     in full the aggregate unpaid principal amount of each Secured Note then Outstanding and all accrued but unpaid interest thereon to, but not including, the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such principal and/or interest (as the case may be) amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "third" bears to the aggregate amount due all such Holders under this clause "third";

          fourth, so much of the proceeds remaining as shall be required to pay
          ------
     to each Holder all other amounts payable pursuant to the indemnification provisions of Section 12 of the Participation Agreement or pursuant to any other provision of any Operative Document and secured hereunder to such Holder or to its predecessors and remaining unpaid shall be distributed to such Holder for distribution to itself and such predecessors, as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "fourth" bears to the aggregate amount due all such Holders under this clause "fourth"; and

          fifth, the balance, if any, of the proceeds remaining shall be
          -----
     distributed to MTFC.

          For the avoidance of doubt, no Make-Whole Amount or any other premium shall be due and payable on the Secured Notes as a consequence of the acceleration of the Secured Notes as a result of an Indenture Event of Default.


                                    EXHC-11

          All amounts distributed to any Holder pursuant to clause "third" of
                                                                    -----
this Section 4.03 shall be applied by such Holder in payment of the Secured Notes held by it in accordance with the terms of Section 4.04.

          SECTION 4.04.  Application of Payments on Secured Notes.  Each payment
                         ----------------------------------------
on a Secured Note shall be applied, first, to the payment of accrued interest on
                                    -----
such Secured Note to the date of such payment, and second, to the payment of any
                                                   ------
principal on such Secured Note then due thereunder.

          SECTION 4.05.  Applications of Payments According to Applicable
                         ------------------------------------------------
Operative Document Provisions.  (a)  Notwithstanding Section 4.03 or any other
-----------------------------
provision of this Indenture to the contrary, any payments or amounts received by the Indenture Trustee, provision for the application of which is made in any Operative Document, shall be applied promptly as provided in such Operative Document.

          SECTION 4.06.  Amounts Received for Which No Provision Is Made.  (a)
                         -----------------------------------------------
Any payment received or amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or in any other Operative Document, except as provided in Section 4.03, and (b) all payments received and amounts realized by the Indenture Trustee under this Indenture including, without limitation, Section 11.7 of Article XI or otherwise with respect to the Vessel, to the extent received or realized at any time after payment in full of the principal of and interest on all Secured Notes issued hereunder or the conditions set forth in Section 10.01 for the defeasance of the Secured Notes shall have been satisfied, as well as any other amounts remaining as part of or as proceeds of the Indenture Estate after payment in full of the principal of and interest on all such Secured Notes or the conditions set forth in Section 10.01 for the defeasance of the Secured Notes shall have been satisfied, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

          first, so much of such aggregate amount as shall be required to pay
          -----
     the Indenture Trustee all amounts then due it pursuant to Section 6.04 shall be applied to pay the Indenture Trustee such amounts; and

          second, the balance, if any, of such aggregate amount remaining
          ------
     thereafter shall be distributed to MTFC to be held or distributed in accordance with the terms of the Participation Agreement.

          SECTION 4.07.  Payment Procedures.  All amounts which are
                         ------------------
distributable from time to time by the Indenture Trustee to MTFC or any Holder shall be paid by the Indenture Trustee in immediately available funds promptly after such amounts become immediately available to it, and the Indenture Trustee shall not be obligated to see to the application of any such payment made by it. All payments made by the Indenture Trustee to MTFC shall be made in the manner and to the address set forth in Schedule 1 to the Participation Agreement or to such other address as may be specified from time to time by notice to the Indenture Trustee from MTFC.


                                    EXHC-12

          SECTION 4.08.  Application of Payments Under Guaranty.  All payments
                         --------------------------------------
received by the Indenture Trustee pursuant to the Guaranty shall be distributed forthwith by the Indenture Trustee in the same order of priority, and in the same manner, as it would have distributed the payment on the underlying obligation in respect of which such payment under the Guaranty was received.


          (E)     Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.09 and 5.12 of the
Indenture shall read as follows:

          SECTION 5.01.   [Intentionally Omitted]

          SECTION 5.02.  Indenture Events of Default.  "Indenture Event of
                         ---------------------------   -------------------
Default" means any of the following events (whatever the reason for such
-------
Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or be pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule):

          (a) any payment of principal of, Make-Whole Amount, if any, or interest on any Secured Note shall not have been made on or prior to the tenth (10th) Business Day after the same shall have become due and payable; or

          (b) MTFC shall fail to maintain the insurance required to be maintained pursuant to Section 13.01(a) of Article XI of this Indenture; or

          (c) MTFC shall fail in any material respect to perform or observe any material covenant or agreement to be performed or observed by it under this Indenture or any other Operative Document (but in the case of the Participation Agreement, only as such covenant or agreement relates to the Indenture Trustee and the Loan Participants and other than any failure to make any payment referred to in Section 5.02(a)) and such failure shall continue for a period of thirty (30) days after receipt by MTFC of a written notice from the Indenture Trustee or from Holders of Secured Notes owning at least 25% in principal amount of Outstanding Secured Notes specifying such failure and requiring it to be remedied; provided, however,
                                                              --------  -------
     that the continuation of any such failure for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) such failure is curable or correctable and (ii) MTFC is diligently pursuing the cure or correction of such failure; or

          (d) the Guarantor shall fail in any material respect to perform or observe any covenant or agreement to be performed or observed by it under the Guaranty (other than any covenant or agreement in respect of MTFC's obligations under the Operative Documents) and such failure shall continue for a period of thirty (30) days after receipt by the Guarantor of a written notice from the Indenture Trustee or from Holders of Secured Notes owning at



                                    EXHC-13
     least 25% in principal amount of Outstanding Secured Notes specifying such failure and requiring it to be remedied; provided, however, that the
                                              --------  -------
     continuation of any such failure for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) such failure is curable or correctable and (ii) the Guarantor is diligently pursuing the cure or correction of such failure; or

          (e) any material representation or warranty made by MTFC in Section 5 of the Participation Agreement or in any Officer's Certificate of MTFC delivered pursuant to the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccuracy shall not be material to the recipient at the time when the notice referred to below shall have been received by MTFC or any adverse material impact thereof shall have been cured within thirty (30) days after receipt by MTFC of a written notice thereof from the Indenture Trustee or from Holders of Secured Notes owning at least 25% in principal amount of Outstanding Secured Notes; provided, however, that the continuation of any such
                    --------  -------
     inaccuracy for such period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) any material adverse impact of such inaccuracy is curable or correctable and (ii) MTFC is diligently pursuing the cure or correction of such material adverse impact; or

          (f) any material representation or warranty made by the Guarantor in the Guaranty or in any Officer's Certificate of the Guarantor delivered pursuant to the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccuracy shall not be material to the recipient at the time when the notice referred to below shall have been received by the Guarantor or any material adverse impact thereof shall have been cured or corrected within thirty (30) days after receipt by MTFC of a written notice thereof from the Indenture Trustee;

     provided, however, that the continuation of any such inaccuracy for such
     --------  -------
     period of thirty (30) days or such longer period (not to exceed 365 days) after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) any material adverse impact of such inaccuracy is curable or correctable and (ii) the Guarantor is diligently pursuing the cure or correction of such material adverse impact;

          (g) MTFC or the Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or an involuntary case or other proceeding shall be commenced against MTFC or the Guarantor seeking liquidation,


                                    EXHC-14
     reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or

          (h) the Guaranty shall cease to be in full force and effect or to be valid, binding and enforceable agreement of the Guarantor;

provided, however, that notwithstanding anything to the contrary contained in
--------  -------
this Section 5.02, any failure of MTFC to perform or observe any covenant or agreement specified in Section 5.02(c) shall not constitute an Indenture Event of Default if such failure is caused solely by reason of any event that constitutes an Event of Loss to the Vessel (or any event which with lapse of time would constitute such an Event of Loss) so long as MTFC is continuing to comply with all the applicable terms of Section 12 of Article XI.

          SECTION 5.03.   [Intentionally Omitted]

          SECTION 5.04.  Remedies.  (a)  If an Indenture Event of Default shall
                         --------
have occurred and be continuing and so long as the same shall be unremedied, then and in every such case the Indenture Trustee subject to Sections 5.04(d),
5.05 and 6.01 may declare this Indenture to be in default by written notice to such effect given to MTFC, and at any time thereafter; provided that such
                                                       --------
declaration shall not have been rescinded, the Indenture Trustee, to the extent permitted by applicable law and subject to Sections 5.05 and 5.09 may: (i) upon at least ten (10) days' written notice, exercise any or all of the rights and powers and pursue any and all of the remedies herein provided or available under applicable law, (ii) upon at least ten (10) days' written notice, take possession of all or any part of the Indenture Estate and exclude MTFC and all Persons claiming under MTFC wholly or partly therefrom, (iii) upon at least 25 days' prior written notice to MTFC, invoke and exercise the power of sale and sell (or cause to be sold) any or all of the Indenture Estate in the manner for non-judicial foreclosure sales pursuant to the applicable law, or, in lieu of sale pursuant to the power of sale, foreclose the Indenture Estate and (iv) exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction. The Indenture Trustee shall notify MTFC as soon as is reasonably practicable after its commencement of the exercise of any remedy pursuant to this Section 5.04.

          (b) If an Indenture Event of Default (other than an Indenture Event of Default specified in Section 5.02(g)) shall have occurred and be continuing, then the Indenture Trustee may at any time (or shall when instructed by a Majority Interest of Holders of Notes), by five (5) days' written notice to MTFC, declare all (but not less than all) of the Secured Notes to be due and payable. Upon such declaration the unpaid principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest further notice of intention to


                                    EXHC-15
accelerate maturity or other notice of intention to accelerate maturity or other or notice, all of which are hereby waived.

          (c) If an Indenture Event of Default of the type specified in Section 5.02(g) shall have occurred and be continuing, the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall become and be due and payable automatically, without declaration, notice, demand or any other action on the part of the Indenture Trustee or any Holder, all of which are hereby waived. Each of Section 5.04(a), Section 5.04(b) and this Section 5.04(c), however, is subject to the condition that, if at any time after the principal of the Secured Notes shall have become due and payable upon a declared or automatic acceleration thereof as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, all overdue payments of interest upon the Secured Notes and all other amounts payable under the Secured Notes (except the principal of the Secured Notes which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured or waived, then and in every such case a Majority in Interest of Holders of Notes, by written instrument filed with the Indenture Trustee, may (but shall not be obligated to) rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Indenture Event of Default or impair any right consequent thereon.

          (d) Notwithstanding any provision in any document or instruction that purports to require the Indenture Trustee to acquire title to any or all of the Indenture Estate upon foreclosure, or pursuant to instructions, the Indenture Trustee shall not be obligated to acquire any such title unless: (i) the Indenture Trustee is provided with such security or indemnity as it shall deem satisfactory to it, (ii) such acquisition of title complies with all applicable Operative Documents, laws, rules and regulations, which shall be evidenced by an opinion of counsel to such effect in form and substance satisfactory to the Indenture Trustee and (iii) the Indenture Trustee shall have obtained such executed certificates, instruments or other documents, in accordance with its reasonable inquiries or requests.

          SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate.  (a)
                         -------------------------------------------------
MTFC agrees that, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude MTFC, and all Persons claiming under MTFC, wholly or partly therefrom; provided, however, that at
                                                 --------  --------
least ten (10) Business Days' prior notice of such taking of possession shall be given to MTFC. If an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, at the request of the Indenture Trustee, MTFC shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or any agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any


                                    EXHC-16
part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If MTFC shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession of any property, comprising a portion of the Indenture Estate and requiring MTFC to execute and deliver such instruments and documents to the Indenture Trustee or (ii) pursue all or part of such property wherever it may be found, and the Indenture Trustee may enter any of the premises where such property or any portion thereof may be or is supposed to be and search for such property; provided, further, that notwithstanding any
                              --------  -------
provision herein to the contrary, the Indenture Trustee shall not sell, assign, transfer or deliver any of the Indenture Estate or take possession of the Indenture Estate unless the Secured Notes shall have been accelerated pursuant to Section 5.04(b) or 5.04(c). All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

          (b) Upon every such taking of possession, the Indenture Trustee may make, from time to time and at the expense of the Indenture Estate, such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and power of MTFC relating to the Indenture Estate as the Indenture Trustee shall deem to be in the best interest of the Holders. The Indenture Trustee shall be entitled to collect and receive directly all tolls, rents, revenue, issues, income, products and profits of the Indenture Estate and every part thereof, other than Excepted Payments. Such tolls, rents, revenues, issues, income, products and profits shall be applied (i) to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate, (ii) to pay the expense of all maintenance, repairs, replacements, alterations, additions and improvements, (iii) to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any portion thereof, including, without limitation, the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of MTFC, and (iv) to pay amounts owing in respect of the Secured Notes in accordance with the provisions thereof and hereof and to make all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

          (c) Any of the Indenture Trustee, any Holder or MTFC may be a purchaser of the Indenture Estate or any portion thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price therefor the amount then due to it hereunder or under any of the Secured Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder or under the Secured Notes held by such Holder, to the extent of such portion of the purchase price as it would have received had it been entitled to share in any distribution thereof. The Indenture Trustee or any Holder or any nominee of any such Holder shall acquire, upon any such purchase,


                                    EXHC-17
good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in MTFC in respect of the property so purchased.

          (d) Any sale or other conveyance of any of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture shall bind MTFC and the Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, MTFC and the Holders in and to such Indenture Estate or portion thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance, or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee. In the event of any such sale, MTFC shall execute any and all such bills of sale and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit continuation of such sale and to effectuate the transfer or conveyance referred to in the first sentence of this
Section 5.05 (d). MTFC shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all instruments as may reasonably be requested for such purpose. Any such sale or sales made hereunder shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of MTFC in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against MTFC and against any and all persons claiming or who may claim the same, or any part thereof from, through or under MTFC.
Upon any sale or other disposition of the Indenture Estate by the Indenture Trustee, the Indenture Trustee will promptly account in writing, in reasonable detail, to MTFC for the amount of such sale, the costs and expenses incurred in connection therewith and any surplus proceeds.

          (e) The Indenture Trustee shall as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof), at any time after an Indenture Event of Default either before or after declaring due and payable the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, for all or any portion of the Indenture Estate, whether such receivership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and, to the extent permitted by applicable law, MTFC hereby consents to the appointment of such a receiver, and agrees that it will not oppose any such appointment. Any receiver appointed for all or any portion of the Indenture Estate shall be entitled in addition to any powers available under applicable law, to exercise all the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

          (f) To the extent now or at any time hereafter enforceable under applicable law, MTFC covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay, extension, moratorium, any exemption from execution or sale or other similar law or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or any right to have a portion of the


                                    EXHC-18

Indenture Estate or the security for the Secured Notes marshalled or otherwise redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of MTFC acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or use any such law or laws, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Secured Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Holder in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

          (g) The Indenture Trustee may adjourn from time to time any sale to be made under or by virtue of this Indenture for such sale or for such adjourned sale or sales, and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (h) Any recovery of any judgment by the Indenture Trustee under the Secured Notes and any levy of any execution under any such judgment upon the Indenture Estate shall not affect in any manner or to any extent the security title and security interest conveyed hereby upon the Indenture Estate or any part thereof, or any conveyances, powers, rights and remedies of the Indenture Trustee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (i) Notwithstanding anything contained herein, so long as the relevant Pass Through Trustee or a registered Holder, the Indenture Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause the relevant Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          (j) MTFC shall be liable for all reasonable legal fees and other reasonable costs and expenses incurring by each Loan Participant and the Indenture Trustee by reason of the occurrence of any Indenture Event of Default or the exercise of remedies with respect thereto.

          SECTION 5.09.  Quiet Enjoyment.  Notwithstanding any other provision
                         ---------------
of this Indenture or any other Operative Document, including, without limitation, Sections 5.04 and 5.05, unless an Indenture Event of Default shall have occurred and be continuing and this Indenture shall have been declared in default pursuant to Section 5.04 (a), MTFC shall be entitled to the quiet use and enjoyment of the benefits of the Vessel including the right to uninterrupted possession, use and operation of the Vessel, and the Indenture Trustee shall not take or permit any Person claiming by,


                                    EXHC-19
through or under it to take any action inconsistent with MTFC's rights hereunder or under any of the other Operative Documents or otherwise, through its own actions or inactions, interfere or permit any such Person to interfere with such quiet use or enjoyment or such possession, use or operation or the rights of any permitted sublessee or assignee to such quiet use or enjoyment or such possession, use or operation under any sublease or assignment permitted hereunder (including, without limitation, the rights of the Operator under the Initial Subcharter).

          SECTION 5.12.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, (a) the reference to the Charterer in Section 5.07 shall after the Relevant Date be deemed to be deleted and (b) Sections 5.07 and 5.10 shall be deemed amended to provide that any reference to, or right or obligation of the Owner Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to, or right or obligation of MTFC.

          (F) Sections 6.01, 6.02, 6.03, 6.07, 6.08, 6.10 and 6.12 of the
Indenture shall read as follows:

          SECTION 6.01.  Certain Actions.   If  the  Indenture Trustee shall
                         ---------------
have Actual Knowledge of any Indenture Event of Default or any Indenture Default or any material fact relating to the Vessel, the Indenture Trustee shall (a) give prompt telephonic notice (promptly confirmed in writing) to MTFC and (b) within 90 days after obtaining such Actual Knowledge, mail to each Holder, notice of all Indenture Events of Default unless, in each case, such Indenture Event of Default has been remedied before the giving of such notice and the Indenture Trustee has Actual Knowledge that such Indenture Event of Default has been so remedied; provided, however, that the failure by the Indenture Trustee
                  --------  -------
to provide such notice shall not invalidate any actions subsequently taken by the Indenture Trustee in connection with such Indenture Event of Default.
Except in the case of a default in the payment of the principal or interest on any Secured Note, the Indenture Trustee shall be protected in withholding the notice required under clause (b) above if and so long as Responsible Officers of the Indenture Trustee in good faith determine that withholding such notice is in the interest of the Holders.

          SECTION 6.02.  Action Upon Instructions.  The Indenture Trustee shall,
                         ------------------------
upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes, give such notice, consent or direction or exercise such right, remedy or power hereunder or any other agreement constituting part of the Indenture Estate as shall be specified in such instruction; provided,
                                                                   --------
however, that nothing set forth in this Section 6.02 shall entitle the Holders
-------
to cause the Indenture Trustee to give any notice or exercise any right, power or remedy that is not elsewhere authorized by, or is otherwise restricted or prohibited by, this Indenture or any other Operative Document. If the Indenture Trustee shall not have received instructions as above provided within twenty
(20) calendar days after mailing of the notice pursuant to Section 6.01 to the Holders, the Indenture Trustee may take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Event of Default or fact as it shall determine to be advisable and in the best interest of the Holders. If the Indenture Trustee receives



                                    EXHC-20
any instructions after the expiration of the aforementioned 20 day period, the Indenture Trustee shall use its best efforts to conform any action being taken to comply with those instructions.

          SECTION 6.03.  Release of Lien of Indenture.  (a)  Release of
                         ----------------------------        ----------
Indenture Estate. Upon satisfaction of the conditions for termination of this
----------------
Indenture set forth in Section 10.01, the Lien of the Indenture on the Indenture Estate shall terminate and the Indenture Trustee, upon the written request of MTFC, shall execute and deliver to, or as directed by, MTFC, all appropriate instruments provided by MTFC (in due form for recording or filing) releasing the Indenture Estate from the Lien of this Indenture, and the Indenture Trustee shall pay all moneys or other properties or proceeds held by it under this Indenture to MTFC. The reasonable cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(a) shall be borne by MTFC.

          (b) Release of Vessel Upon Event of Loss.  Upon the occurrence of an
              ------------------------------- ----
Event of Loss with respect to the Vessel and receipt by the Indenture Trustee of all or any amounts due and payable by MTFC as a result of such Event of Loss pursuant to Section 12.02 of Article XI and the concurrent redemption of Secured Notes as set forth in Section 3.02, the Indenture Trustee, upon the written request of MTFC, shall execute and deliver to, or as directed by, MTFC, all appropriate instruments provided by MTFC (in due form for recording or filing) releasing the Vessel and all other property solely relating thereto and then constituting a portion of the Indenture Estate (or if not solely relating thereto, but such other property can be reasonably partitioned without undue burden or delay, such other property), as the case may be, from the Lien of this Indenture. The reasonable cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03 (b) shall be borne by MTFC.

          (c) Release of Liens Upon Full Payment of Secured Notes.  Upon payment
              ---------------------------------------------------
in full of the principal of and interest on and all other amounts due and payable under the Secured Notes, and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document, the Indenture Trustee, upon the written request of MTFC, shall execute and deliver to, or as directed by, MTFC, all appropriate instruments provided by MTFC (in due form for recording or filing) releasing the Vessel, and all other property relating thereto and then constituting a portion of the Indenture Estate from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this
Section 6.03 (c) shall be borne by MTFC.

          (d) Disposition, Substitution and Release of Vessel Included in the
              ---------------------------------------------------------------
Indenture Estate.  Any alterations, improvements and modifications in and
----------------
additions to the Vessel shall, to the extent required or specified in Section
11.07 of Article XI, become subject to the Lien of this Indenture; provided
                                                                   --------
that, to the extent permitted by and as provided in Section 11.07 of Article XI, MTFC shall have the right, at any time and from time to time, without any release from or consent by the Indenture Trustee, to remove and/or replace any item of property constituting part of the Vessel, and, to make alterations, improvements and Modifications in, and additions to, the Vessel. The Indenture Trustee agrees that, to the extent permitted by and as provided in Section 11.07 of


                                    EXHC-21

Article XI, the title to any such removed or replaced item of property, shall vest in MTFC. The Indenture Trustee shall from time to time execute an appropriate written instrument or instruments to confirm the release of the security interest of the Indenture Trustee in any replaced item of property, as provided in this Section 6.03(d) in each case upon receipt by the Indenture Trustee of a request of MTFC stating that said action was duly taken by MTFC in conformity with this Section 6.03(d) and that the execution of such written instrument or instruments is appropriate to evidence such release of a security interest under this Section 6.03(d). The reasonable cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(d) shall be borne by MTFC.

          SECTION 6.07.  No Action Except Under Operative Documents or
                         ---------------------------------------------
Instructions. The Indenture Trustee agrees that it will not use, operate, store,
------------
lease, control, manage, sell, dispose of or otherwise deal with the Vessel or any other part of the Indenture Estate except (a) in accordance with the terms of the Operative Documents or (b) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to the express terms of this Indenture.

          SECTION 6.08.  [Intentionally Omitted]

          SECTION 6.10.  [Intentionally Omitted]

          SECTION 6.12.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, (a) the reference to the Charterer in Section 6.09 shall after the Relevant Date be deemed to be deleted,
(b) Sections 6.09 and 6.11 shall be deemed amended to provide that any reference to, or right or obligation of the Owner Trustee contained in any such Section shall after the Relevant Date be deemed to be a reference to, or right or obligation of MTFC and (c) the phrase "the Owner Participant or" in Section 6.11 shall after the Relevant Date be deemed to be deleted.

          (G) Sections 7.02, 7.03, 7.04, 7.05, 7.07 and 7.10 of the Indenture
shall read as follows:

          SECTION 7.02.  Absence of Duties Except as Specified.  Except in
                         -------------------------------------
accordance with written instructions furnished pursuant to Section 6.01 or 6.02, and except as provided in, and without limiting the generality of, Sections 6.04, 6.05, 6.06, 6.07, 7.01 and 7.03, the Indenture Trustee shall have no duty
(a) to record or file this Indenture, the Ship Mortgage or any other document, or to maintain any such recording or filing, or to rerecord or refile any such document, (b) to effect or maintain any such insurance, whether or not MTFC shall be in default with respect thereto, (c) to discharge any Lien of any kind against any part of the Indenture Estate, or (d) to inspect the Vessel at any time, or to ascertain or inquire as to the performance or observance of any of MTFC's covenants hereunder.

          SECTION 7.03.  No Representations or Warranties.  NEITHER  MTFC NOR
                         --------------------------------
THE INDENTURE TRUSTEE MAKES (a) ANY REPRESENTATION OR WARRANTY, WHETHER


                                    EXHC-22

WRITTEN, ORAL, EXPRESS OR IMPLIED, AS TO THE VALUE, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, OPERATION, CONSTRUCTION, PERFORMANCE, DESIGN OR CONDITION OF THE FACILITY OR ANY COMPONENT THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE VESSEL OR ANY PART THEREOF, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE VESSEL, OR ANY PART THEREOF, except, in the case of MTFC, as expressly provided in Section 5 of the Participation Agreement, or (b) any representation or warranty as to the validity, legality or enforceability of this Indenture, any of the other Operative Documents or the Secured Notes, or as to the correctness of any statement contained in any thereof, except as set forth in Section 7.01 of this Indenture, or Sections 5 and 9 of the Participation Agreement.

          SECTION 7.04.  No Segregation of Moneys; No Interest; Investments.
                         --------------------------------------------------
Any moneys paid to or retained by the Indenture Trustee as security hereunder that would be payable to MTFC upon satisfaction of any applicable conditions shall be invested and reinvested by the Indenture Trustee from time to time in Permitted Investments at the written direction of MTFC. The Indenture Trustee shall have no liability for any loss resulting from any investment required to be made hereunder other than by reason of its own willful misconduct or negligence in failing to comply with such instructions. Any net income or gain realized as a result of any such investment or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof. MTFC shall be responsible for any net loss realized as a result of any such investment or reinvestment and shall reimburse the Indenture Trustee therefor on demand. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Indenture Trustee whenever necessary to make any application as required by the terms of this Indenture or of any applicable Operative Document.

          SECTION 7.05.  Reliance; Agents; Advice of Counsel.  The Indenture
                         -----------------------------------
Trustee (in its individual or trust capacity) shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. The Indenture Trustee may accept a copy of a resolution of the Board of Directors or other governing body of any party to the Participation Agreement or other Operative Document, certified by the Secretary or any Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter relating to MTFC the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on an Officer's Certificate of MTFC as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Indenture Trustee (in its individual or trust capacity), for any action


                                    EXHC-23
taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and at the expense of the Indenture Estate may consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by, it in accordance with the advice or opinion of any such counsel, accountant or other skilled Person acting within such Person' s area of competence (so long as the Indenture Trustee shall have exercised due care in selecting such Persons, provided that, so long as no
                                              -------------
Indenture Event of Default shall have occurred and be continuing, no such Persons (other than counsel to the Indenture Trustee or its accountants) shall be retained by the Indenture Trustee without the consent of MTFC, such consent not to be unreasonably withheld.

          SECTION 7.10.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, Sections 7.06 and 7.09 shall be deemed amended to provide that any reference to, or right or obligation of the Owner Trustee contained in such Section shall after the Relevant Date be deemed to be a reference to, or right or an obligation of MTFC.

          (H) Sections 8.01 and 8.04 of the Indenture shall read as follows:

          SECTION 8.01.  [Intentionally Omitted]

          SECTION 8.04.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein, (a) Sections 8.02 and 8.03 shall be deemed amended to provide that any reference to, or right or obligation of the Owner Trustee contained in any such Section shall after the Relevant Date be deemed to be a reference to, or right or obligation of MTFC and (b) Section 8.02 shall be deemed amended to provide that any reference to the Charterer or the Owner Participant contained in such Section shall be deemed to be deleted.

          (I) (I) Sections 9.02(a), 9.02(b) and 9.02(c) of the Indenture shall read as follows:

          (a)  [Intentionally Omitted]

          (b) Except as provided in Section 9.01 or 9.02(c) or 9.02(d), at any time and from time to time, with the written consent of a Majority in Interest of Holders of Notes and, whether or not an Indenture Event of Default exists, upon the written consent of MTFC, the Indenture Trustee (x) shall execute an amendment or supplement to this Indenture for the purpose of adding provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or (y) shall execute an amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, the Participation Agreement; provided, however, that no such amendment or
                         --------   -------
supplement to this Indenture, or consent, waiver, authorization, approval, amendment or supplement to the Participation Agreement shall, without the consent of each Holder of a Secured Note then Outstanding:


                                    EXHC-24

          (i) change the stated maturity of the principal of, or any installment of interest on, or the amount of any payment upon any mandatory or optional repayment, purchase or redemption of any Secured Note, or change the principal amount thereof or any other amount payable in respect thereof or reduce the Make-Whole Amount, if any, or interest thereon, or change the place of payment where, or the coin or currency in which, any Secured Note or the interest thereon is payable;

          (ii) permit the creation of any Lien on the Indenture Estate not otherwise permitted hereunder or deprive any Holder of the benefit of the Lien of this Indenture upon the Indenture Estate, or any portion thereof, for the security of its Secured Notes;

          (iii) change the percentage of the aggregate principal amount of Secured Notes required to take or approve any action hereunder or any other Operative Document or to waive compliance therewith;

          (iv) modify the definitions of "Indenture Default", "Indenture Event of Default" or "Majority in Interest of Holders of Notes";

          (v) modify the order of priorities in which distributions are to be made under Article IV;

          (vi)    [Intentionally Omitted]

          (vii)   modify, amend or supplement any of the provisions of this
     Section 9.02;

          (viii)  [Intentionally Omitted]

          (ix) adversely affect any indemnities in favor of any Holder as provided pursuant to the terms of any Operative Document, except as may be consented to by each Person adversely affected thereby.

          (c) Notwithstanding anything to the contrary contained in Section 9.02(b) (except as provided in the proviso to Section 9.02(b)), without the necessity of the consent of any of the Holders, the Indenture Trustee shall, at the request of MTFC:

          (i)     [Intentionally Omitted]

          (ii)    [Intentionally Omitted]

          (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding

                                    EXHC-25
     any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as originally executed: Section 5 (insofar as such Section 5 relates to the Indenture Trustee, the Indenture Estate and the Holders), Section 10 (other than an amendment to add to the covenants of MTFC and other than Section 10.10), Section 11.4, Section 12 (insofar as such Section 12 relates to the Indenture Trustee, the Indenture Estate and the Holders) and, to the extent the Loan Participant would be adversely affected thereby, Section 15 and any definitions of terms used in the Participation Agreement to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this Section 9.02(c);

          (iv)    [Intentionally Omitted]

          (v) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders unless such provision corrects a mistake.

          (II)    Sections 9.07 and 9.08 of the Indenture shall read as follows:

          SECTION 9.07.   [Intentionally Omitted]

          SECTION 9.08.  Certain References and Obligations.  Notwithstanding
                         ----------------------------------
any provision to the contrary contained herein:

          (a) the phrase "the assumption by the Charterer of the obligations of the Owner Trustee hereunder in accordance with the terms and conditions applicable thereto specified in Section 3.04, including, without limitation, in Sections 9.01(e) and 9.02(d), and the phrases "the succession of a new Owner Trustee in accordance with the Trust Agreement or" and "thereunder or" in each of Sections 9.01(f) and 9.02(d) (iv) shall after the Relevant Date be deemed to be deleted;

          (b) the reference to the Charterer in each of Sections 9.01(c), 9.02(d)(iii) and 9.06 shall after the Relevant Date be deemed to be deleted; and Sections 9.01, 9.03, 9.05 and 9.06 shall be deemed amended to provide that any reference to, or right or obligation of the Owner Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to, or right or obligation of MTFC; and

          (c) all provisions requiring delivery of documents to the Owner Participant in Section 9.06 shall be deemed to be deleted.


                                    EXHC-26

          (J) Sections 10.01, 10.04,  10.05,  10.08, 10.10, and 10. 14 of the
Indenture shall read as follows:

          SECTION 10.01.  Termination of Indenture.  This Indenture and the
                          ------------------------
trusts created hereby shall terminate, and this Indenture shall be of no further force or effect, when:

          (a) the principal of and interest on and all other amounts due and payable under all Secured Notes and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document shall have been paid in full; or

          (b) the Indenture Trustee shall have sold or made other final disposition of all property and all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof; or

          (c) all Secured Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable (whether upon stated maturity, as a result of redemption or upon acceleration), or will become due and payable (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit) at maturity within one year, and there has been deposited with the Indenture Trustee in trust for the purpose of paying and discharging the entire indebtedness on the Secured Notes not theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, an amount in cash sufficient without reinvestment thereof to discharge such indebtedness, including the principal of and interest on the Secured Notes to the date of such deposit (in the case of Secured Notes which have become due and payable), or to the maturity thereof, as the case may be; or

          (d) (i) MTFC has deposited or caused to be deposited irrevocably (except as provided in Section 7.09(b)) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Loan Participants, (A) money in an amount, or (B) United States Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date or any payment referred to below in this clause) money in an amount, or (C) a combination of money and United States Government Obligations referred to in the foregoing clause (B), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge each installment of principal of and interest on the Outstanding Secured Notes on the dates such payments of principal or interest are due (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit), and no Indenture Event of Default under Section 5.02(g) shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after such date; provided,
                                                               --------
     however, that upon the making of the deposit referred to above in clause
     (A), the right of MTFC to cause the redemption of Secured Notes (except


                                    EXHC-27
     a redemption in respect of which irrevocable notice has theretofore been given) shall terminate; and (ii) MTFC has delivered to the Indenture Trustee an Officer's Certificate of MTFC to the effect that (A) such deposit will not constitute an Indenture Event of Default under this Indenture or a default or event of default under any other agreement or instrument to which MTFC is a party or by which it is bound and (B) all conditions precedent relating to the termination of this Indenture under this Section 10.01(d) have been complied with; and (iii) MTFC has delivered to the Indenture Trustee an Officer's Certificate of MTFC and an Opinion of Counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Loan Participants will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by MTFC of its option under this Section 10.01(d) and will be subject to Federal income tax in respect of the interest received from such deposit on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised; and (iv) all other amounts then due and payable hereunder to any Holder or the Indenture Trustee have been paid;

provided, however, that the obligations of the Indenture Trustee contained in
--------  -------
Sections 2.01 through 2.11, 6.11 and 7.09 shall survive. Except as otherwise provided in the preceding sentence, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.03.  [Intentionally Omitted]

          SECTION 10.04.  (a) Aggregate Unpaid Principal Amount of Secured Notes
                              --------------------------------------------------
Outstanding.  As to the aggregate unpaid principal amount of Secured Notes
-----------
Outstanding as of any date, MTFC may rely on an Officer's Certificate of the Indenture Trustee.

          (b) No director, officer, employee or stockholder (other than the Guarantor as stockholder of MTFC), as such, of MTFC or the Guarantor, as the case may be, shall have any liability for any obligations of MTFC or the Guarantor, as the case may be, under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Loan Participant by accepting a Secured Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Secured Notes.

          SECTION 10.05.  Notices.  All communications, notices and consents
                          -------
provided for in this Indenture shall be in writing and shall be given in person or by courier or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by first class mail, addressed, in the case of MTFC, to Mobil Transport Finance Company Inc., 3225 Gallows Road, Fairfax, Virginia 22037- 0001 Attention: Treasurer; telecopier (703) 846-1469, in the case of the Indenture Trustee, to State Street Bank and Trust Company, Two International Place, 4th Floor, Boston, Massachusetts 02110, Attention:
Corporate Trust Department (telephone: (617) 664-5340; telecopier: (617) 664-
5371); and, in the case of all other parties, as set forth in Schedule 1 to the Participation Agreement or at such other address as any such Person may from time to time designate by notice duly given in


                                    EXHC-28
accordance with the provisions of this Section 10.05 to the other parties hereto and shall be deemed given when received by (or when proffered to, if receipt is not accepted) the party to whom it is addressed.

          SECTION 10.08.  Successors and Assigns.  All covenants and agreements
                          ----------------------
contained herein shall be binding upon each of the parties hereto and their respective successors and permitted assigns, and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. Each Holder by its acceptance of a Secured Note agrees to be bound by this Indenture and all provisions of the Operative Documents applicable to it.

          SECTION 10.10.  Normal Commercial Relations.  Notwithstanding anything
                          ---------------------------
contained in this Indenture to the contrary, any Loan Participant, the Indenture Trustee or bank or other affiliate of any such Person may conduct any banking or other financial transactions and have banking or other commercial relationships with MTFC fully to the same extent as if this Indenture were not in effect.

          SECTION 10.14.  Benefits of Indenture.  Nothing in this Indenture,
                          ---------------------
whether express or implied, shall be construed to give to any Person other than the parties hereto and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture or the Secured Notes, and this Indenture shall be held for the sole and exclusive benefit of the parties hereto and the Holders.

          (K) The Indenture shall include the following Article XI:

                                   ARTICLE XI

                         CERTAIN ADDITIONAL PROVISIONS

          This Article XI consists of Sections 10 through 14 and 20. Sections 1 through 9 and 15 through 19 are intentionally omitted.


          SECTION 10.  LIENS.
                       -----

          MTFC will not, directly or indirectly, create, incur, assume or suffer to exist any Liens on or with respect to all or any part of the Vessel or the Indenture Estate title thereto or any interest therein, other than Permitted Liens, and MTFC promptly, at its own expense, will take such actions as may be necessary duly to discharge any such Lien not excepted above.

          SECTION 11.  OPERATION AND MAINTENANCE;


                                    EXHC-29

                    INSPECTION; REPLACEMENTS AND
                    MODIFICATIONS.
                    -------------

          11.01  Vessel Maintenance, Compliance with Governmental Rules.  MTFC
                 ------------------------------------------------------
shall throughout the Charter Term, maintain the Vessel, or cause it to be maintained, at its own cost and expense, in accordance with the established maintenance and repair programs of MTFC or any Affiliate thereof for similar vessels owned or chartered thereby so as to keep the Vessel in (i) good working order and condition, ordinary wear and tear excepted, and (ii) in compliance, in all material respects, with applicable Governmental Rules or ABS requirements;

provided, however, that MTFC will not be required to comply with any
--------  -------
Governmental Rule or ABS requirement:

          (A) whose application or validity is being contested diligently and in good faith by appropriate proceedings;

          (B) compliance with which shall have been excused or exempted by a nonconforming use permit, waiver, extension or forbearance exempting it from such Governmental Rule or ABS requirement but only to the extent that MTFC's noncompliance is in accordance with such permit, waiver, extension or forbearance; or

          (C) if good faith efforts and appropriate steps are being taken to comply;

     so long as, if in the case of clauses (A) and (B) above, neither such failure of compliance nor such contest shall result in the material risk of

               (I)  sale, forfeiture or loss of the Vessel or title thereto;

               (II) any interference with the payment of Base Charter Hire when due; or

               (III) the imposition of any criminal liability on the Owner Participant or the Indenture Trustee.

          11.02  Indenture Trustee's Inspection.  Subject to any applicable laws
                 ------------------------------
and regulations, the Indenture Trustee shall have the right, at its risk and expense (including, without limitation, as to personal injury and death) and under conditions reasonably acceptable to MTFC (including, without limitation, with respect to time and place of inspection, the execution of waivers of liability reasonably acceptable to MTFC and the provision of proof of insurance reasonably acceptable to MTFC) and subject to confidentiality provisions, to visit and inspect the Vessel, and MTFC will use reasonable efforts to make available its books and records related thereto, all upon reasonable notice and at such reasonable times during normal business hours and as may be reasonably requested; provided, however, that unless there is an existing Indenture Event
           --------  -------
of Default, the Indenture Trustee may not make more than one (1) inspection in any calendar year without MTFC's prior written consent; provided, further, that
                                                        --------  -------
such inspection rights must be exercised subject to the supervision of MTFC or its designee. Unless a Indenture Event of Default shall have occurred and be

                                    EXHC-30
continuing, MTFC shall not be required to disclose any confidential information or allow anyone to inspect confidential materials. For the purposes of this
Section 11.02, the Vessel's logs shall not be deemed to be confidential materials.

          11.03  Required Modifications.  MTFC shall make or cause to be made at
                 ----------------------
its sole cost and expense all Severable and Nonseverable Modifications to the Vessel as may be required from time to time to meet the requirements of clause
(ii) of Section 11.01 of this Article XI (all such Modifications, "Required Modifications"). MTFC shall complete (or cause to be completed) all such Required Modifications in a good and workmanlike manner, with reasonable dispatch and (but only to the extent practicable) in a manner which does not decrease the Fair Market Sales Value and utility of the Vessel or the remaining useful life or residual value of the Vessel or cause the Vessel to become "limited use property" within the meaning of Revenue Procedure 76-30, and any amendment or modification thereto.

          11.04  Optional Modifications.  In addition to any Required
                 ----------------------
Modifications, MTFC shall have the right to make (or cause or allow to be made) such alterations, modifications, additions and improvements to the Vessel as MTFC, in its sole discretion, deems desirable in the proper conduct of its business (all such Modifications, "Optional Modifications"); provided that such
                                                             --------
Optional Modifications (i) are done in a good and workmanlike manner, (ii) shall not reduce the Fair Market Sales Value and utility, or the remaining useful life or residual value (except, in each case, to a de minimus extent) of the Vessel,
                                              -- -------
and (iii) shall not cause the Vessel to become limited use property within the meaning of Revenue Procedure 76-30.

          11.05.  Title to Modifications.  (a)  Title to all Severable
                  ----------------------
Modifications to the Vessel not required by any Governmental Rule or Governmental Action shall vest in MTFC or any Person designated by MTFC, free and clear of the Lien of this Indenture. MTFC may remove (or allow to be removed) any such Severable Modification prior to or on the latest Maturity Date.

          (b) All of (i) Severable Modifications to the Vessel required by any Governmental Rule or Governmental Action and (ii) Nonseverable Modifications to the Vessel shall without further act be subject to the Lien of this Indenture.

          11.06.  Payment for Modifications and Replacement Components.  (a)
                  ----------------------------------------------------
MTFC shall be permitted at any time to finance its share of the cost of any Severable Modification to the Vessel not required by any Governmental Rule or Governmental Action, directly or indirectly, including, without limitation, on a third party ownership basis.

          (b) MTFC shall be permitted at any time to finance its share of the cost of any Modification whether or not any such Modification is required by any Governmental Rule or Governmental Action to be made to the Vessel through the issuance of Additional Notes in accordance with Section 2.08 or any alternative means of financing; provided, however, that such alternative financing does not
                    --------  -------
and will not result in any Lien (other than Permitted Liens) on or with respect to the Vessel as modified by such Modification.


                                    EXHC-31

          11.07  Removal of Property.  (a)  In the ordinary course of
                 -------------------
maintenance, service, repair or testing, any item of property constituting a part of the Vessel may be removed and replaced with an item of property which is free and clear of all Liens, except Permitted Liens, and in as good operating condition as, and with a value and utility, and remaining useful life and residual value at least equal to, the item of property replaced, assuming such item of property replaced was in at least the operating condition and repair required to be maintained hereunder. Immediately upon any item of property becoming incorporated in the Vessel, without further act, (A) title to such item of property thereupon shall vest in the Indenture Trustee and be subject to the Lien of the Indenture, (B) such item of property shall become subject to the Charter and be deemed a part of the Vessel for all purposes hereof to the same extent as the item of property it replaced and (C) title to such removed item of property shall vest in MTFC or such Person as shall be designated by MTFC, free and clear of all rights of the Indenture Trustee and any Person claiming through the Indenture Trustee, and shall no longer be subject to the Charter or considered to be a part of the Vessel.

          (b) If, at any time during the Charter Term, MTFC shall conclude that any item of property constituting a part of the Vessel is obsolete, redundant or unnecessary and can be removed without diminution of the Fair Market Sales Value, utility, reduction of the remaining useful life, or residual value of the Vessel and without causing the Vessel to become "limited use property" within the meaning of Revenue Procedure 76-30, MTFC may remove (or allow to be removed) such property and upon such removal, without further act, title to such property shall vest in MTFC in such Person as shall be designated by MTFC, free of the Lien of this Indenture. In addition, notwithstanding anything contained in the Charter to the contrary but subject to Section 4 thereof, if an event occurs with respect to any item of property constituting part of the Vessel (or any item of property replaced) which would constitute an Event of Loss if such event occurred with respect to the Vessel, MTFC shall have no obligation to redeem or pay any amounts with respect to a redemption (including without limitation, principal, Make-Whole Amount, if any, or interest) of any Secured Note in respect of, or to otherwise replace, repair or rebuild, such item of property, so long as the absence or condition of such item of property is not material to the overall operation of the Vessel.


          SECTION 12.    EVENT OF LOSS.
                         -------------

          12.01.  Notice of Event of Loss.  If there shall occur an Event of
                  -----------------------
Loss with respect to the Vessel during the Charter Term, MTFC shall promptly, upon the obtaining of Actual Knowledge thereof, notify the Owner Participant and the Indenture Trustee of the occurrence thereof.

          12.02.  Payment Upon Event of Loss, Etc.  (a)  If an Event of Loss
                  -------------------------------
with respect to the Vessel shall occur, unless MTFC shall have elected to rebuild the Vessel pursuant to Section 12.02(b), MTFC shall pay to the Indenture Trustee as compensation for such Event of Loss, on the date which is the latest monthly anniversary of the Base Charter Term Commencement Date not later than 180 days after the date of such Event of Loss, an amount in cash which is sufficient to pay the


                                    EXHC-32
entire unpaid principal amount of the Secured Notes Outstanding pursuant to
Section 3.02 as a result of such Event of Loss.

          (b) Upon the occurrence of an Event of Loss, except an Event of Loss of the type described in clause (vii) of the definition thereof, MTFC shall have the option, in lieu of making payments pursuant to Section 12.02(a), within 180 days of the Event of Loss, of substituting a vessel of at least equal Fair Market Sales Value and utility and with a remaining useful life and residual value as the Vessel had immediately prior to such Event of Loss (assuming the Vessel has been maintained in accordance with the terms of the Charter), and which is not "limited use property" within the meaning of Revenue Procedure 76-30 and any amendment or modification thereof. In the event that MTFC shall have elected the option set forth in this Section 12.02(b), no amounts shall be payable under Section 11(b)(i), and the Vessel shall remain subject to the Lien of this Indenture. Prior to or at the time that MTFC determines to substitute a vessel in accordance with this Section 12.02(b), MTFC will (A) enter into such amendments to the Operative Documents as may be reasonably necessary to effect such substitution, (B) furnish the Indenture Trustee with an appraisal as to the Fair Market Sales Value, utility, residual value and remaining useful life of such vessel and (C) so long as the Indenture shall not have been satisfied and discharged, cause a financing statement or statements with respect to such substitute vessel or other requisite documents or instruments to be filed in such place or places as may be necessary in order to perfect the security interest created by or pursuant to the Indenture or the Ship Mortgage.

          12.03.  Application of Other Payments upon the Occurrence of an Event
                  -------------------------------------------------------------
of Loss. Any amounts of condemnation or requisition proceeds received at any
-------
time by the Indenture Trustee, MTFC or the Operator as a result of the occurrence of an Event of Loss shall be paid over to or retained, as the case may be, by MTFC.

          12.04.  Application of Payments Not Relating to an Event of Loss.
                  --------------------------------------------------------
Payments (except for payments under insurance policies described in Section 13 of this Article XI) received at any time by the Indenture Trustee, MTFC or the Operator from any Governmental Authority or other Person with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or requisition of title to or use of the Vessel or any part thereof not constituting an Event of Loss shall be paid over to MTFC or as it may direct.

          12.05.  Other Dispositions.  Notwithstanding the foregoing provisions
                  ------------------
of this Section 12, so long as any Indenture Event of Default described in
Section 5.02(a) [and (b)] shall have occurred and be continuing, any amount (except for payments under insurance policies described in Section 13) that otherwise would be payable to or for the account of, or that otherwise would be retained by, MTFC pursuant to this Section 12 shall be paid to the Indenture Trustee as security for the obligations of MTFC under this Indenture and, at such time thereafter as no Indenture Event of Default described in Section 5.02(a) [and (b)] shall be continuing, such amount shall be paid promptly to MTFC or as it may direct; provided that if any such amount has been so held as
                          --------
security for more than ninety (90) days after an Indenture Event of Default described in Section 5.02(a) [and (b)] shall have occurred and during which period, (i) the Indenture Trustee shall not have been



                                    EXHC-33
limited by operation of law or otherwise from exercising remedies hereunder or
(ii) the Indenture Trustee shall not have commenced to exercise any remedy available to it under Section 5.04, then such amount shall be paid to MTFC or as it may direct.

          SECTION 13.    INSURANCE.
                         ---------

          13.01.  Coverage.  (i)  MTFC, at its own cost and expense, shall carry
                  --------
and maintain or cause to be carried and maintained at all times during the Charter Term protection and indemnity insurance (including pollution liability insurance), to the extent such insurance is commercially available, on or with respect to the Vessel and the operation thereof in such amounts, and with such deductibles or self-insurance amounts, and in such forms as is consistent with MTFC's practices for other similar vessels owned or chartered by it or its Affiliates. The provisions of Rule 16 (Fleet Entry) of the Britannia Steam Ship Insurance Association Limited (the "Association") will apply (or similar requirements of any other insurer providing protection and indemnity insurance with respect to the Vessel may apply) to the entry of the Vessel with the Association save that the Association may not require the Owner Participant or the Shipowner to pay outstanding calls on other ships in the fleet;

          (ii) Any liability insurance carried in accordance with Section 13.01 shall provide in the policy or by special endorsement that :

               (A) the Shipowner, the Owner Participant, the Indenture Trustee and the Pass Through Trustee are included as additional insureds in respect of all public liability policies, if any, carried in accordance with Section 13.01(i);

               (B) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Shipowner, the Indenture Trustee, the Owner Participant and the Loan Participant;

          13.02     Adjustment of Losses.  Losses, if any, with respect to the
                    --------------------
Vessel under all insurances or entires in protection and indemnity association, whether or not required to be carried under Section 10.01, shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by MTFC.

          13.03.  Application of Insurance Proceeds.  All proceeds of insurance
                  ---------------------------------
maintained pursuant to Section 13.01(i) on account of any damage to or destruction of the Vessel or any part thereof shall be paid over to MTFC or as it may direct.

          13.04.  Additional Insurance.  Nothing in this Section 13 shall
                  --------------------
prohibit MTFC, the Owner Participant, the Indenture Trustee, the Pass Through Trustee or the Operator from acquiring or maintaining, at its own expense, additional insurance in such amounts with respect to such risks as each such Person, as the case may be, shall determine; provided that no such insurance carried by the Indenture Trustee, the Pass Through Trustee or the Owner Participant shall prevent MTFC or the



                                    EXHC-34

Operator or any subcharterer from, or increase the cost to MTFC or the Operator or any subcharter of, obtaining insurance respecting the Vessel as MTFC or the Operator or any subcharterer wishes. The proceeds of any such additional insurance will be for the account of the party maintaining such additional insurance.

          SECTION 14.  RIGHTS TO SUBCHARTER.
                       --------------------

          14.01.  [Intentionally Omitted]

          14.02. MTFC may, without the consent of the Indenture Trustee, at any time and from time to time, subcharter the Vessel to another Person (including to Operator pursuant to the Initial Subcharter); provided that (i) such
                                                 --------
subcharter shall be subject and subordinate to this Indenture (and such subcharter shall contain a provision providing that any subcharter permitted thereunder shall be so subject and subordinate), (ii) MTFC shall remain primarily liable under this Indenture, and all terms and conditions hereof and of the other Operative Documents shall be complied with as though no such subcharter was in existence and (iii) the Guaranty shall remain in full force and effect. Any subcharterer under a subcharter permitted hereunder may sub-subcharter the Vessel to another Person under a sub-subcharter that otherwise complies with the provisions hereunder applicable to a subcharter hereunder. MTFC shall give prompt written notice to the Indenture Trustee of any subcharter or sub-subcharter of the Vessel.

     18.01. [Intentionally Omitted]

     18.02  Performance by Affiliates, Etc.; Rights.  Any payment by the
            ---------------------------------------
Operator, Guarantor, any Affiliate of MTFC, or any subcharterer of any amount payable by MTFC under any Operative Document shall constitute, as between the Indenture Trustee and MTFC, payment of such amount by MTFC for all purposes of this Indenture (including, without limitation, Section 5.02), and any performance by the Operator, Guarantor, any Affiliate of the MTFC, or any subcharterer of any obligation required to be performed by MTFC under any Operative Document shall constitute, as between MTFC and the Indenture Trustee, performance by MTFC of such obligation for all purposes of this Indenture. Except as otherwise expressly provided herein, any right granted to MTFC in this Indenture shall grant MTFC the right to exercise such right or permit such right to be exercised by any assignee, subcharterer or transferee or MTFC permitted hereunder or the Operator. The inclusion of specific references to obligations or rights of any such assignee, subcharterer or transferee or the Operator in certain provisions of this Indenture shall not in any way prevent or diminish the application of the provisions of the sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, subcharterer or transferee or the Operator has not been made in this Indenture.

          SECTION 20.  General.  (a)  As provided in the Relevant Date
                       -------
Supplement, effective upon the execution and delivery by MTFC and the Indenture Trustee of the Relevant Date Supplement on the Relevant Date, MTFC assumed on a full recourse basis all of the obligations of the Owner Trustee under this Indenture and the Secured Notes and shall be entitled to all the rights



                                    EXHC-35
and benefits of the Owner Trustee hereunder and thereunder, in each case to the extent provided for in Exhibit C hereto, and the Owner Trustee is, effective upon such execution and delivery on the Relevant Date, released from all obligations and rights under this Indenture and the Secured Notes; provided,
                                                                   --------
however, that any obligations or liabilities of the Owner Trustee in its
-------
individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, shall remain the responsibility of the Owner Trustee.

          (b) As provided in Section 2 of the Relevant Date Supplement, MTFC confirmed and ratified the security interest which the Owner Trustee granted to the Indenture Trustee pursuant to the Granting Clause of this Indenture in all of the Owner Trustee's right, title and interest in and to the Indenture Estate and MTFC explicitly agreed that MTFC is acquiring the Vessel identified in such
Section 2 subject to such security interest, which shall remain in full force and effect until the Lien of this Indenture on the Vessel is discharged in accordance with the terms hereof, and the Indenture Trustee acknowledges that the Charter and the obligations of MTFC thereunder as the Charterer have been terminated, except as specifically provided for therein. Each of MTFC and the Indenture Trustee hereby agree that: MTFC is acquiring the Vessel identified in such Section 2 subject to such security interest, which shall remain in full force and effect until the Lien of this Indenture on the Vessel is discharged in accordance with the terms hereof, and the Indenture Trustee acknowledges that the Charter and the obligations of MTFC thereunder as the Charterer have been terminated, except as specifically provided for therein. Each of MTFC and the Indenture Trustee hereby agrees that:

          (i) the comma at the end of clause (i) of the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be "and"; the reference to the Owner Trustee in clause (ii) of the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be a reference to MTFC; the phrase "(other than the Tax Indemnity Agreement)" shall after the Relevant Date be deleted, the phrase ", and (iii) the performance and observance by the Owner Participant of its covenants and agreements in the Operative Documents (other than the Tax Indemnity Agreement)" in the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be deleted; and the phrase "(the obligations described in the above clauses (i), (ii) and
     (iii) collectively, the "Indenture Indebtedness")" in the paragraph
                              ----------------------
     preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be "(the obligations described in the above clauses (i) and (ii) collectively, the "Indenture Indebtedness")";
                                 ----------------------

          (ii) the paragraph preceding clause (a) of the Granting Clause of this Indenture shall be deemed amended to provide that any reference to the Owner Trustee contained in such paragraph shall after the Relevant Date be deemed to be a reference to MTFC;

          (iii) clauses (a) through (j) of the Granting Clause of this Indenture and the two paragraphs following clause (j) of such Granting Clause shall be deemed amended to read as follows after the Relevant Date:



                                    EXHC-36

               (a) the Vessel, which is both (x) described in Schedule 1 or as may be described in any Indenture Supplement or any other supplement to this Indenture and (y) as to which MTFC agrees, pursuant to Section 2 of the Relevant Date Supplement, is subject to the security interest and Lien of the Indenture, including, without limitation, any Component or Replacement Component thereof or Modification thereto which, pursuant to the terms of Article XI of this Indenture, are at any time subject to the Lien of this Indenture; and

               (b) all rights or property which may be received upon the exercise of any remedy or option contained in any of the above-described instruments and all proceeds in whatever form of all or any part of any of the foregoing;

               (c)  [Intentionally Omitted]

               (d)  [Intentionally Omitted]

               (e)  [Intentionally Omitted]

               (f)  [Intentionally Omitted]

               (g)  [Intentionally Omitted]

               (h)  [Intentionally Omitted]

          SUBJECT to the rights of MTFC hereunder.

          Section 21.  Statement of Intention.  The Indenture Trustee, MTFC and
                       ----------------------
the Owner Trustee acknowledge that the intent of the provisions contained in this Article XI is, following the termination of the Charter pursuant to Section
6.1 thereof or 16.2(d) of the Participation Agreement, to provide for the Indenture Trustee to have rights similar to those enjoyed by the Owner Trustee under the Charter and for MTFC to have rights similar to those enjoyed by it under the Charter. The Indenture Trustee and MTFC hereby agree that this
Article XI shall be construed and interpreted in a manner consistent with the intent expressed in this Section 21.

          (L) Sections 10.6 and 14 of the Participation Agreement shall read as follows:

          10.6.     Further Assurances.  MTFC, at its own cost and expense, will
                    ------------------
cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Owner Trustee, the Owner Participant, the Pass Through Trustee and the Indenture Trustee reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement, the Pass Through Trust Agreement and the other Operative Documents and the transactions contemplated hereby and thereby. MTFC, at its own cost and expense, will cause the Indenture and supplements or amendments thereto and restatements thereof



                                    EXHC-37
and all financing statements, fixture filings and other documents, to be recorded or filed at such places and times and in such manner, as may be necessary or as may be reasonably requested so long as any Secured Notes are Outstanding, by the Indenture Trustee or the Pass Through Trustees in order to establish, preserve, protect and perfect the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Indenture Trustee's rights under this Agreement and the other Operative Documents, subject only to Permitted Liens.

          10.13.    Certain References and Obligations.  (a)  After the Relevant
                    ----------------------------------
Date, the provisions of Section 10 which require or permit any action by, any consent, approval or authorization of, the furnishing of any document, paper or information to, or the performance of any other obligation to, the Owner Trustee or the Owner Participant shall not be effective, and the Sections containing such provisions shall be read as though there were no such references to any such requirements or permissions.

          Section 14.    [Intentionally Omitted]

          (M) (I) Section 1.4(c) of the Pass Through Trust Agreement shall read as follows:

          (c) In determining whether the Certificateholders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any direction, consent or waiver (a "Direction"), under this Agreement, Certificates
                                 ---------
owned by the Guarantor, MTFC or any Affiliate thereof shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Certificates about which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Guarantor, MTFC or any Affiliate thereof.

          (II) Sections 6.3 and 12.12 of the Pass Through Trust Agreement shall read as follows:

          Section 6.03.  Judicial Proceedings Instituted by Trustee
                         ------------------------------------------

          (a) Trustee May Bring Suit.  If there shall be a failure to make
              ----------------------
payment of the principal of or interest on any Secured Note held in the Trust when due and payable, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Secured Notes, shall be, to the extent permitted by and in accordance with the terms of the Note Documents, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Secured Notes and may prosecute any such claim



                                    EXHC-38
or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

          (b) Trustee May File Proofs of Claim; Appointment of Trustee as
              -----------------------------------------------------------
Attorney-in-Fact in Judicial Proceedings.  The Trustee in its own name, or as
----------------------------------------
trustee of an express trust, or as attorney-in-fact for the Certificateholders, or in any one or more of such capacities (irrespective of whether distributions on the Certificates shall then be due and payable, or the payment of the principal on the Secured Notes shall then be due and payable, as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand to the Indenture Trustee for the payment of overdue principal, premium (if any) or interest on the Secured Notes), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Certificateholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Guarantor or the Indenture Trustee, their respective creditors or property. Any receiver, assignee, trustee, liquidator, sequestrator (or similar official) in any such judicial proceeding is hereby authorized by each Certificateholder to make payments in respect of such claim to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Nothing contained in this Agreement shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character for any such proceeding to waive or change in any way any right of any Certificateholder.

          Section 12.12.  Certain References and Obligations.  Notwithstanding
                          ----------------------------------
any provision to the contrary contained herein:

          (a) The phrase "(with the consent of the Owner Trustee, if any, relating to such Certificates, which consent shall not be unreasonably withheld)" in Section 9.2 shall after the Relevant Date be deemed to be deleted; and

          (b) Sections 1.2, 7.2, 7.8(b), 7.8(c), 7.8(e), 7.8(f), 7.11(a),
7.11(d), 9.2, 11.1 and 12.3 shall be deemed amended to provide that any reference to the Owner Trustee contained in such Sections (but not any reference to the "Owner Trustee or its designee the Company" in such Sections) shall after the Relevant Date be deemed to be deleted.

    - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

          All provisions of this Indenture, the other Operative Documents and the Pass Through Trust Agreement not specifically amended by operation of this Exhibit C shall remain in full force and effect.


                                    EXHC-39

                                                          Exhibit A to Exhibit C
                                                                    to Indenture
                                                                    ------------

                      (FORM OF SERIES 1997-B SECURED NOTE)

                      MOBIL TRANSPORT FINANCE COMPANY INC.

                    Series 1997-B Secured Non-Recourse Note
                             Due _________ __, ____

            Sale and Charter of Certain Double-Hulled Product Tanker
            --------------------------------------------------------


Registered No. _____

$                                                 New York, New York
                                                                ________, 199__

Interest Rate Per Annum:  ___%

          MOBIL TRANSPORT FINANCE COMPANY INC., a Delaware Corporation ("MTFC"),
                                                                         ----
for value received hereby promises to pay to State Street Bank and Trust Company, or registered assigns, on or before _________ __, ____, as herein provided, the principal sum of ____ DOLLARS ($_____), and to pay interest on this Secured Note from time to time from the date hereof until the principal amount hereof shall have been paid in full at the rate of [ ]% per annum (based on a 360-day year of twelve 30-day months), and (to the extent not prohibited by applicable law) to pay interest on any overdue principal and interest at the Overdue Rate. The principal of this Secured Note shall be payable on each January 31 and July 31, or both, in accordance with the schedule annexed hereto. Subject to 2.03(b) of the Indenture, all accrued and unpaid interest on this Secured Note shall be payable on each January 31 and July 31 in each year commencing _________ __, ____.

          This Secured Note is one of the Secured Notes issued by MTFC pursuant to the terms of the Trust Indenture, Mortgage, Assignment of Charter and Security Agreement, dated as of September 30, 1997, between the Owner Trustee and State Street Bank and Trust Company, not in its individual capacity but solely as Indenture Trustee thereunder for the Holder of this Secured Note and the Holders of all other Secured Notes Outstanding thereunder (the "Indenture
                                                                    ---------
Trustee"), as such Trust Indenture, Mortgage, Assignment of Charter and Security
-------
Agreement has been assumed by MTFC pursuant to the Indenture Supplement dated the date hereof between MTFC and the Indenture Trustee and as such Trust Indenture, Mortgage, Assignment of Charter and Security Agreement has been amended pursuant to the Relevant Amendment (such Trust Indenture, Mortgage, Assignment of Charter and Security Agreement as so assumed and amended, the

"Indenture").  Capitalized terms
----------



                                    EXHC-40
used in this Secured Note and not otherwise defined shall have the respective meanings assigned to them in the Indenture.

          Each payment of principal and interest shall be due and payable at the times, places and in the manner as specified herein and in the Indenture.

          Each payment on this Secured Note shall be applied, first, to the
                                                              -----
payment of accrued interest on this Secured Note to the date of such payment and second, to the payment of any principal on this Secured Note then due hereunder.
------

          This is MTFC's Series 1997-B Secured Notes issued pursuant to the Indenture, which together with any Additional Notes and any note or notes issued upon a transfer of, in exchange or substitution respectively therefor in accordance with the terms of the Indenture, are equally and ratably secured by the Indenture, except as expressly provided therein. The property of MTFC (excluding Excepted Payments) included in the Indenture Estate are pledged or mortgaged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and interest on this Secured Note and all other Secured Notes issued and Outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a description of the Indenture Estate, and for a statement of the rights of the Holders of, and the nature and extent of the security for, this Secured Note and of the rights of, and the nature and extent of the security for, the Holders of the other Secured Notes and of certain rights of MTFC, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions in the Indenture the Holder agrees by its acceptance of this Secured Note.

          This Secured Note is subject to redemption, in whole, all as specified in Article III of the Indenture. This Secured Note is also subject to refunding, or purchase, all as specified in Sections 3.02 and 3.05 of the Indenture.

          In the event an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of the Secured Notes, together with all accrued but unpaid interest, may be declared or may otherwise become due and payable in the manner and with the effect provided in Article V of the Indenture.

          The Secured Notes are issuable only as registered notes. There shall be maintained a note register for the purpose of registering transfers and exchanges of the Secured Notes at the principal corporate trust office of the Indenture Trustee, or of any successor Indenture Trustee, in the manner provided in Section 2.05 of the Indenture. MTFC and the Indenture Trustee shall deem and treat the Person in whose name this Secured Note is registered on the Note Register as the absolute owner hereof (whether or not this Secured Note shall be overdue) for the purpose of receiving payments of principal and interest and for all other purposes, and neither MTFC nor the Indenture Trustee shall be affected by any notice to the contrary.

                                    EXHC-41

          All payments of principal and interest to be made by MTFC and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of MTFC under the Secured Notes or under the Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income and proceeds from the Indenture Estate to make such payments in accordance with the Indenture. The Holder, by its acceptance of this Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as provided in the Indenture, and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to the Indenture Trustee or to the Holder for any amounts payable under this or any Secured Note, nor, except as specifically provided in the Indenture or any other Operative Document, for any amounts payable or any liability, under the Indenture.

          This Secured Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Indenture Trustee.

          No delay or omission of the Holder to exercise its rights hereunder shall impair any such right or power or shall be construed to be a waiver of any Indenture Event of Default, or an acquiescence therein. No waiver of any Indenture Event of Default shall be construed, taken or held to be a waiver of any other Indenture Event of Default, or a waiver, acquiescence in, or consent to any further or succeeding Indenture Event of Default. MTFC waives demand, notice and protest in any defense by reason of extension of time for payment or other indulgence granted by the Holder.

          THIS SECURED NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                                    EXHC-42

          IN WITNESS WHEREOF, Mobil Transport Finance Company Inc. has caused this Secured Note to be duly executed.

                                 MOBIL TRANSPORT FINANCE COMPANY INC.



                                 By:
                                    --------------------------------
                                 Title:
                                       -----------------------------








                                    EXHC-43

                         Certificate of Authentication
                         -----------------------------

          This is the Series 1997-B Secured Note of Mobil Transport Finance Company Inc. described in the within-mentioned Indenture.

                         STATE STREET BANK AND TRUST COMPANY, not
                              in its individual capacity but solely as Indenture Trustee



                         By:
                            -------------------------------------------------
                         Title:
                               ----------------------------------------------





                                    EXHC-44

                           Series 1997-B Secured Note
                             Amortization Schedule
                             ---------------------


                   Regular                 Scheduled Payment
                Distribution            Percentage of Remaining
                    Date                Unpaid Principal Amount
                    ----                -----------------------













                                    EXHC-45

                                                                       Exhibit D
                                                                    to Indenture
                                                                    ------------


                    TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF
                         CHARTER AND SECURITY AGREEMENT
                              SUPPLEMENT NO. ____

This Trust Indenture Supplement No. ____, dated ____________, between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee") and STATE STREET BANK
                                        -------------
AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee (the "Indenture Trustee"):
      -----------------

                             W I T N E S S E T H :
                             - - - - - - - - - -

WHEREAS, terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Indenture;

WHEREAS, the Indenture was recorded in [ ]; and

WHEREAS, the Indenture provides for the execution and delivery of one or more supplements substantially in the form of this Indenture Supplement, which supplement shall describe the property from time to time included in the Indenture Estate;

NOW, THEREFORE, THIS INDENTURE SUPPLEMENT WITNESSETH, that, to secure (i) the prompt payment when and as due and payable of the principal of and interest on all the Secured Notes from time to time Outstanding under the Indenture and all other amounts payable to the Holders thereunder, under the Participation Agreement and under the Secured Notes, (ii) the performance and observance by the Owner Trustee of all its covenants and agreements for the benefit of the Indenture Trustee or the Holders in the Indenture, in the Participation Agreement and in the Secured Notes contained, and (iii) the performance and observance by the Owner Participant of its covenants and agreements in the Participation Agreement contained, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture and of the acceptance of the Secured Notes by the Holders thereof, the Owner Trustee, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has granted, assigned, bargained, released, conveyed, transferred, mortgaged, hypothecated, pledged, confirmed and created a security interest in and hereby presently grants, assigns, bargains, releases, conveys, transfers, mortgages, hypothecates, pledges, confirms and creates a security interest in, to and for the benefit of the Indenture Trustee in all of the estate right, title and interest of the Owner Trustee in and to the Vessel described in Annex I to this Indenture Supplement, including, without limitation, any Component or Replacement Component thereof or Modification thereto which, pursuant to the terms of the Charter, are at any time the property of the Owner Trustee, and any Charter Supplement covering such Asset.

TO HAVE AND TO HOLD the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Holders, without any priority of any Secured Note over any other except as otherwise expressly provided in the Indenture, and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference in this Indenture Supplement and is hereby ratified, approved and confirmed.

This Indenture Supplement may be executed by the Owner Trustee and the Indenture Trustee in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Indenture Supplement has been delivered in the State of New York and shall be governed by, and shall be construed in accordance with, the laws of the State of New York.


                                    EXHD-2

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, all as of the date first written above.


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee


                              By:________________________________
                              Its:________________________________



                              STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee

                              By:________________________________
                              Its: ________________________________



                                    EXHD-3

                                                                       Exhibit E
                                                                    to Indenture
                                                                    ------------


                            RELEVANT DATE SUPPLEMENT

          This Relevant Date Supplement, dated _________, between Mobil Transport Finance Company Inc., a Delaware corporation ("MTFC"), and STATE
                                                          ----
STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee (the "Indenture Trustee"):
                        -----------------

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Indenture;

          WHEREAS, the Indenture was recorded in [  ]; and

          WHEREAS, the Indenture provides for the execution and delivery of a supplement substantially in the form of this Supplement, which supplement shall provide for certain matters relating to the assumption by MTFC of the obligations of the Owner Trustee pursuant to Section 3.04 of the Indenture;

          NOW, THEREFORE, the parties hereto agree as follows:

          1.  Effective as of the date of this Supplement (the "Relevant Date"),
                                                                -------------
MTFC assumes on a full recourse basis all of the obligations of the Owner Trustee under the Indenture and the Secured Notes and shall be entitled to all the rights and benefits of the Owner Trustee thereunder, in each case to the extent provided for in Exhibit C thereto, and the Owner Trustee is, effective upon the Relevant Date, released from all obligations and rights under the Indenture and the Secured Notes; provided, however, that any obligations or
                                 --------  -------
liabilities of the Owner Trustee in its individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, shall remain the responsibility of the Owner Trustee.

          2. MTFC confirms and ratifies the security interest and Lien which the Owner Trustee granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture in all of the Owner Trustee's right, title and interest in and to the Indenture Estate and MTFC explicitly agrees that MTFC is acquiring the Vessel, and all property relating thereto, constituting a portion of the Indenture Estate, subject to such security interest and Lien, which shall remain in full force and effect until the Lien of the Indenture on the Vessel is discharged in accordance with the terms thereof, and the Indenture Trustee acknowledges that the Charter and the obligations of MTFC thereunder as the Charterer have been terminated, except as specifically provided for therein.

          2. MTFC confirms and ratifies the security interest and Lien which the Owner Trustee granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture in all of the Owner Trustee's right, title and interest in and to its undivided interest in the Vessel and MTFC explicitly agrees that MTFC is acquiring the Owner Trustee's interest in the Vessel, and all property relating thereto subject to the Lien of the Indenture, subject to such security interest and Lien, which shall remain in full force and effect until the Lien of the Indenture in the Vessel is discharged in accordance with the terms thereof, and the Indenture Trustee acknowledges that the Charter and the obligations of MTFC thereunder as the Charterer have been terminated, except as specifically provided for therein.

          3. This Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference in this Supplement and is hereby ratified, approved and confirmed.

          4. This Supplement may be executed by MTFC, and the Indenture Trustee in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          5. This Supplement has been delivered in the State of New York and shall be governed by, and shall be construed in accordance with, the laws of the State of New York.


                                    EXHE-2

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, all as of the date first written above.


                              MOBIL TRANSPORT FINANCE COMPANY INC.


                              By:________________________________
                              Its:________________________________



               STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee

                              By:________________________________
                              Its: ________________________________






                                    EXHE-3